UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 9

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2013

Date of reporting period:	10/31/2013

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INTERNATIONAL REAL ESTATE FUND

ANNUAL REPORT • OCTOBER 31, 2013

Fund Type

Sector Stock

Objective

To seek capital appreciation and income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Real Estate Investors, also known as PREI®, is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

December 16, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential International Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential International Real Estate Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential International Real Estate Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	11.67%	19.57% (12/21/10)
Class B	11.01	16.55 (12/21/10)
Class C	11.86	18.45 (12/21/10)
Class Z	12.08	19.80 (12/21/10)
FTSE EPRA/NAREIT Developed ex-U.S. Net Index	14.25	25.38
MSCI EAFE ND Index	26.88	23.74
Lipper Equity International Real Estate Funds Average	12.59	21.33

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Since Inception
Class A	7.56%	4.25% (12/21/10)
Class B	8.05	4.46 (12/21/10)
Class C	12.92	6.03 (12/21/10)
Class Z	14.14	6.47 (12/21/10)
FTSE EPRA/NAREIT Developed ex-U.S. Net Index	15.16	8.01
MSCI EAFE ND Index	23.77	6.76
Lipper Equity International Real Estate Funds Average	13.67	6.66

Average Annual Total Returns (With Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	5.52%	4.36% (12/21/10)
Class B	6.01	4.54 (12/21/10)
Class C	10.86	6.09 (12/21/10)
Class Z	12.08	6.51 (12/21/10)

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Average Annual Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	11.67%	6.44% (12/21/10)
Class B	11.01	5.49 (12/21/10)
Class C	11.86	6.09 (12/21/10)
Class Z	12.08	6.51 (12/21/10)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Real Estate Fund (Class A shares) with a similar investment in the FTSE EPRA/NAREIT Developed ex-U.S. Net Index by portraying the initial account values at the commencement of operations for Class A shares (December 21, 2010) and the account values at the end of the current fiscal period (October 31, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential International Real Estate Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

Inception Date: 12/21/10

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class Z
Maximum initial sales charge	5.5% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None

Benchmark Definitions

FTSE EPRA/NAREIT Developed ex-U.S. Net Index

The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed ex-U.S. Net Total Return Index is an unmanaged index that tracks the performance of listed REITs and real estate companies globally, excluding the U.S.

Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The Net Dividend (ND) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

Lipper Equity International Real Estate Funds Average

Funds in the Lipper Equity International Real Estate Funds Average invest at least 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/13
Mitsubishi Estate Co. Ltd., Diversified Real Estate Activities	7.7%
Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities	7.6
Sun Hung Kai Properties Ltd., Diversified Real Estate Activities	6.0
Westfield Group, REIT, Retail REITs	4.9
Unibail-Rodamco, REIT, Retail REITs	4.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/13
Diversified Real Estate Activities	36.7%
Retail REITs	17.7
Diversified REITs	12.1
Real Estate Operating Companies	11.9
Industrial REITs	6.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential International Real Estate Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period ended October 31, 2013, the Prudential International Real Estate Fund’s (the Fund) Class A shares rose by 11.67%, underperforming the 14.25% gain of the FTSE EPRA/NAREIT Developed ex-U.S. Net Index (the Index) and the 12.59% advance of the Lipper Equity International Real Estate Funds Average.

What were conditions like in the international real estate securities market?

•

Europe and Asia delivered positive total returns over the reporting period. In North America, Canada slightly underperformed. Within Europe, the UK, France, Italy, and the Nordic countries, with the exception of Finland, led performance in the region. In Asia, Japan led by a wide margin.

•

In Asia, Japan outperformed by a wide margin due to attractive valuations, improving headline economic numbers, a decline in the Tokyo office vacancy rate, a favorable political situation with Prime Minister Abe’s re-election in July, and a positive outlook from the Bank of Japan. Regional peers Hong Kong and Singapore have been only modestly positive over the reporting period.

•

In Europe, the economic picture continues to improve in the UK and northern European markets and across the rest of the continent. Attractive valuations, encouraging indicators, and reduced concern over the dissolution of the euro zone paved the way for regional outperformance by the UK, Italy, Sweden, and France.

Which holdings or related groups of holdings made the largest positive and negative contributions to the Fund’s return?

•	By region, the Fund was the most underweight in Europe, followed by Asia and North Canada in North America. The Fund also continued to have an allocation to Brazil.

•

The Fund’s performance relative to the benchmark was largely driven by security selection in each region, except for Brazil in South America. Europe was the most positive contributor. The Fund’s underweight in Switzerland contributed the most to relative performance in the region. In addition, security selection in the Netherlands, Germany, and France contributed positively. Conversely, the largest detractor from relative performance came from the Fund’s underweight and security selection in the UK.

•

Asia’s effect on the Fund’s relative performance was fairly neutral. The Fund benefitted from its underweight position in Singapore and from security selection in Japan, although these were offset largely by security selection in Hong Kong.

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Did any tactical shifts in portfolio risk characteristics, including significant sales and purchases, affect the Fund?

•

The most significant shift in the Fund’s exposure during the reporting period was an increase in its allocation to Japan. The increased overweight to Japan was in line with attractive valuations, improving headline economic numbers, a decline in the Tokyo office vacancy rate, a favorable political situation with Prime Minister Abe’s re-election in July, and a positive outlook from the Bank of Japan. Signs of a potential economic recovery have been reinforced due to an increase in both residential and commercial land prices, as well as condo sales that are driving earnings revisions positive.

•

In Europe, the most notable tactical (short-term) shifts over the period included a decrease in the Fund’s allocation to the Netherlands, as well as an increase in the allocation to Germany and France. The decrease in the allocation to the Netherlands was largely attributable to reducing the Fund’s position in Wereldhave NV. The increased allocation to France was attributable to an overweight in Fonciere des Regions; and for Germany, the increase is related to the Fund’s positions in LEG Immobilien and Alstria office REIT.

•	In North America, the Fund decreased its allocation to Canada as the Fund eliminated its position in Brookfield Office Properties. In South America, the Fund reduced its allocation to Brazil.

What is PREI’s outlook for the international real estate securities markets?

•

In Asia, the Fund is overweight in Japan as PREI, also known as Prudential Real Estate Investors, believes its economic recovery has begun and that will have a positive spillover effect on the real estate market. The Fund is also overweight in Hong Kong, notwithstanding the residential transaction volumes drop, as there appears to be underlying pent-up demand and developers are still able to offload their projects at the right pricing. PREI believes a lot of the downside risk is already factored into the share price and valuations are looking very attractive in Hong Kong.

•

As the economic recovery in Europe is gaining traction, PREI has moved to a broadly neutral weight for the region over the last year. PREI feels that the best opportunities are concentrated in the UK, Germany, and the Nordic region of Europe, and has recently increased overweights in these markets. Additionally, PREI has selectively invested in other markets where it sees good value opportunities. PREI still believes it is too early to look at southern Europe, where private equity players are starting to become active, and it is difficult to access real estate through the public markets. Valuations in the European region still offer interesting returns in PREI’s view, despite recent strong performance. Evidence of growth appears to be building in the leading markets of the UK and northern Europe.

Prudential International Real Estate Fund	7

Comments on Largest Holdings

7.7%	Mitsubishi Estate Co. Ltd., Diversified Real Estate Activities

Mitsubishi Estate Co. Ltd. engages in real estate activities, primarily in Japan, the United States, and internationally. It operates in multiple business segments.

7.6%	Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities

Mitsui Fudosan Co., Ltd. is a Japan-based real estate company that has multiple business segments.

6.0%	Sun Hung Kai Properties Ltd., Diversified Real Estate Activities

Sun Hung Kai Properties Ltd., through its subsidiaries, develops and invests in properties in Asia. The company also operates hotels, and manages properties, car parking, and transportation infrastructure. In addition, Sun Hung Kai operates a logistics business, construction, financial services, telecommunication, Internet infrastructure, and other services.

4.9%	Westfield Group, REIT, Retail REITs

Westfield Group is a property trust that invests in, leases, and manages retail shopping centers in Australia, New Zealand, the United States, and the United Kingdom. The group’s operations also include asset management, property development, and construction.

4.6%	Unibail-Rodamco, REIT, Retail REITs

Unibail-Rodamco leases and rents building space, finances real estate investments, and renovates real estate for sale. The company’s properties, mainly shopping centers, office buildings, and convention-exhibition centers, are primarily located in city centers or near major access routes.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2013, at the beginning of the period, and held through the six-month period ended October 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential International Real Estate Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Real Estate Fund		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$936.80	1.60%	$7.81
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class B	Actual	$1,000.00	$933.70	2.35%	$11.45
	Hypothetical	$1,000.00	$1,013.36	2.35%	$11.93

Class C	Actual	$1,000.00	$937.20	1.60%	$7.81
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class Z	Actual	$1,000.00	$938.10	1.35%	$6.59
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2013, and divided by the 365 days in the Portfolio’s fiscal year ended October 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the year ended October 31, 2013, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	2.42%	1.60%
B	3.05	2.35
C	2.31	1.60
Z	2.08	1.35

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential International Real Estate Fund	11

Portfolio of Investments

as of October 31, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 97.1%
COMMON STOCKS 97.0%

Australia 13.8%
14,300	Australand Property Group, REIT	$50,403
106,900	CFS Retail Property Trust Group, REIT	209,214
21,400	Charter Hall Retail, REIT	81,704
247,900	Dexus Property Group, REIT	254,054
56,700	Federation Centres Ltd., REIT	133,067
68,740	Goodman Group, REIT	328,509
91,900	GPT Group, REIT	320,299
53,375	Investa Office Fund, REIT	156,693
173,800	Mirvac Group, REIT	285,720
43,100	Stockland, REIT	163,355
105,900	Westfield Group, REIT	1,083,731

		3,066,749

Brazil 0.7%
6,073	BR Malls Participacoes SA	58,827
26,203	Brookfield Incorporacoes SA(a)	16,492
3,162	Multiplan Empreendimentos Imobiliarios SA	74,230

		149,549

Canada 6.4%
8,750	Boardwalk Real Estate Investment Trust, REIT	497,734
14,000	Canadian Apartment Properties, REIT	289,090
20,150	Chartwell Retirement Residences, REIT	207,172
17,500	RioCan Real Estate Investment Trust, REIT	427,157

		1,421,153

Finland 0.7%
30,207	Sponda Oyj	156,535

France 7.4%
3,186	Fonciere des Regions, REIT	272,852
839	ICADE, REIT	77,171
5,906	Klepierre, REIT	264,893
3,923	Unibail-Rodamco SE, REIT	1,024,963

		1,639,879

See Notes to Financial Statements.

Prudential International Real Estate Fund	13

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Germany 2.5%
7,727	Alstria Office REIT-AG, REIT	$97,968
506	Deutsche Annington Immobilien SE(a)	13,191
2,803	DIC Asset AG	30,952
5,792	Gagfah SA(a)	82,101
3,804	GSW Immobilien AG	176,898
2,248	LEG Immobilien AG	128,194
6,986	Prime Office REIT-AG, REIT(a)	30,580

		559,884

Hong Kong 17.1%
102,000	Hang Lung Properties Ltd.	335,899
100,900	Henderson Land Development Co. Ltd.	597,054
53,000	Hongkong Land Holdings Ltd.	326,480
27,000	Hysan Development Co. Ltd.	126,301
28,500	Kerry Properties Ltd.	123,591
67,000	Shimao Property Holdings Ltd.	168,388
140,400	Sino Land Co. Ltd.	196,910
101,000	Sun Hung Kai Properties Ltd.	1,322,972
60,000	Wharf Holdings Ltd. (The)	504,916
15,000	Wheelock & Co. Ltd.	76,550

		3,779,061

Japan 28.5%
11,550	AEON Mall Co. Ltd.	328,031
600	Daito Trust Construction Co. Ltd.	61,262
6,000	Daiwa House Industry Co. Ltd.	120,203
153	GLP J-REIT, REIT	158,744
10	Japan Logistics Fund, Inc., REIT	104,011
60,000	Mitsubishi Estate Co. Ltd.	1,714,777
51,000	Mitsui Fudosan Co. Ltd.	1,689,421
34	Nippon Building Fund, Inc., REIT	420,611
18	Nippon Prologis REIT, Inc., REIT	179,752
13,200	Nomura Real Estate Holdings, Inc.	333,979
15,900	NTT Urban Development Corp.	202,969
20,000	Sumitomo Realty & Development Co. Ltd.	946,329
41	United Urban Investment Corp., REIT	62,576

		6,322,665

Jersey 0.4%
13,817	Atrium European Real Estate Ltd.	82,657

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)

Netherlands 1.9%
2,061	Corio NV, REIT	$89,717
4,354	Eurocommercial Properties NV, REIT	184,999
1,950	Wereldhave NV, REIT	151,516

		426,232

Norway 0.5%
82,891	Norwegian Property ASA	106,102

Singapore 6.0%
65,000	Ascendas Real Estate Investment Trust, REIT	123,587
61,000	Cache Logistics Trust, REIT	58,582
125,000	CapitaLand Ltd.	313,186
86,000	CapitaMalls Asia Ltd.	139,662
85,000	Global Logistic Properties Ltd.	210,996
391,250	Keppel REIT, REIT	379,618
25,000	Mapletree Commercial Trust, REIT	25,293
77,880	Mapletree Industrial Trust, REIT	86,584

		1,337,508

Sweden 0.9%
2,930	Atrium Ljungberg AB (Class B Stock)	39,948
3,865	Fabege AB	44,471
8,700	Hufvudstaden AB (Class A Stock)	113,872

		198,291

Switzerland 0.8%
2,001	PSP Swiss Property AG	171,984

United Kingdom 9.4%
13,233	Big Yellow Group PLC, REIT	99,151
45,550	British Land Co. PLC, REIT	454,293
20,874	Great Portland Estates PLC, REIT	191,550
52,535	Hammerson PLC, REIT	445,171
34,667	Land Securities Group PLC, REIT	549,550
63,231	SEGRO PLC, REIT	331,177

		2,070,892

	TOTAL COMMON STOCKS (cost $18,437,779)	21,489,141

See Notes to Financial Statements.

Prudential International Real Estate Fund	15

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
PREFERRED STOCK 0.1%

Sweden
495	Klovern AB (PRFC) (cost $10,736)	$11,283

	TOTAL LONG-TERM INVESTMENTS (cost $18,448,515)	21,500,424

SHORT-TERM INVESTMENT 3.0%

AFFILIATED MONEY MARKET MUTUAL FUND
666,299	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $666,299) (Note 3)(b)	666,299

	TOTAL INVESTMENTS 100.1% (cost $19,114,814; Note 5)	22,166,723
	Liabilities in excess of other assets (0.1)%	(15,425)

	NET ASSETS 100%	$22,151,298

The following abbreviations are used in the Portfolio descriptions:

PRFC—Preference Shares

REIT—Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

16

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$3,066,749	$—
Brazil	149,549	—	—
Canada	1,421,153	—	—
Finland	—	156,535	—
France	—	1,639,879	—
Germany	446,831	113,053	—
Hong Kong	326,480	3,452,581	—
Japan	—	6,322,665	—
Jersey	82,657	—	—
Netherlands	—	426,232	—
Norway	106,102	—	—
Singapore	—	1,337,508	—
Sweden	39,948	158,343	—
Switzerland	—	171,984	—
United Kingdom	99,151	1,971,741	—
Preferred Stock—Sweden	—	11,283	—
Affiliated Money Market Mutual Fund	666,299	—	—

Total	$3,338,170	$18,828,553	$—

Fair Value of Level 2 investments at 10/31/12 was $0. An amount of $11,969,651 was transferred from Level 1 into Level 2 at 10/31/13 as a result of fair valuing such foreign securities using third party vendor modeling tools. Such fair values are used to reflect the impact of market movements between the time at which the Fund normally values its securities and the earlier closing of foreign markets.

It is the Fund’s policy to recognize transfers in and transfers out of the fair value as of the beginning of the period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2013 were as follows:

Diversified Real Estate Activities	36.7%
Retail REITs	17.7
Diversified REITs	12.1
Real Estate Operating Companies	11.9
Industrial REITs	6.3
Office REITs	5.7
Residential REITs	3.6
Affiliated Money Market Mutual Fund	3.0
Real Estate Development	1.7%
Specialized REITs	1.3
Homebuilding	0.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

Prudential International Real Estate Fund	17

Portfolio of Investments

as of October 31, 2013 continued

The Fund invested in various derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments was foreign exchange contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of October 31, 2013, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(2,829)

For the year ended October 31, 2013, the Portfolio did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2013

Prudential International Real Estate Fund

Statement of Assets and Liabilities

as of October 31, 2013

Assets
Investments at value:
Unaffiliated investments (cost $18,448,515)	$21,500,424
Affiliated investments (cost $666,299)	666,299
Receivable for Fund shares sold	250,047
Dividends receivable	47,223
Tax reclaim receivable	12,951
Due from Manager	6,656
Prepaid expenses	560

Total assets	22,484,160

Liabilities
Payable for Fund shares reacquired	250,007
Accrued expenses	82,268
Distribution fee payable	325
Affiliated transfer agent fee payable	262

Total liabilities	332,862

Net Assets	$22,151,298

Net assets were comprised of:
Shares of beneficial interest, at par	$2,028
Paid-in capital in excess of par	19,971,842

19,973,870
Distributions in excess of net investment income	(105,391)
Accumulated net realized loss on investment and foreign currency transactions	(769,486)
Net unrealized appreciation on investments and foreign currencies	3,052,305

Net Assets, October 31, 2013	$22,151,298

See Notes to Financial Statements.

20

Class A:
Net asset value and redemption price per share
($948,496 ÷ 86,529 shares of beneficial interest issued and outstanding)	$10.96
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price to public	$11.60

Class B:
Net asset value, offering price and redemption price per share
($144,014 ÷ 13,277 shares of beneficial interest issued and outstanding)	$10.85

Class C:
Net asset value, offering price and redemption price per share
($210,809 ÷ 19,362 shares of beneficial interest issued and outstanding)	$10.89

Class Z:
Net asset value, offering price and redemption price per share
($20,847,979 ÷ 1,908,718 shares of beneficial interest issued and outstanding)	$10.92

See Notes to Financial Statements.

Prudential International Real Estate Fund	21

Statement of Operations

Year Ended October 31, 2013

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding tax of $60,879)	$637,603
Affiliated dividend income	799

Total income	638,402

Expenses
Management fee	214,747
Distribution fee—Class A	1,472
Distribution fee—Class B	2,754
Distribution fee—Class C	556
Custodian’s fees and expenses	80,000
Registration fees	39,000
Audit fees	30,000
Reports to shareholders	25,000
Legal fees and expenses	21,000
Directors’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $1,500) (Note 3)	5,000
Insurance fees	1,000
Loan interest expense (Note 7)	356
Miscellaneous	21,384

Total expenses	452,269
Less: Expense reimbursement (Note 2)	(157,224)

Net expenses	295,045

Net investment income	343,357

Realized And Unrealized Gain (Loss) On Investment And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	344,577
Foreign currency transactions	(12,111)

332,466

Net change in unrealized appreciation (depreciation) on:
Investments	1,560,324
Foreign currencies	584

1,560,908

Net gain on investments and foreign currencies	1,893,374

Net Increase In Net Assets Resulting From Operations	$2,236,731

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income	$343,357	$341,594
Net realized gain (loss) on investment and foreign currency transactions	332,466	(436,287)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,560,908	2,585,278

Net increase in net assets resulting from operations	2,236,731	2,490,585

Dividends (Note 1)
Dividends from net investment income
Class A	(26,219)	(4,411)
Class B	(6,041)	(105)
Class C	(5,237)	(955)
Class Z	(972,177)	(420,230)

	(1,009,674)	(425,701)

Fund share transactions (Note 6)
Net proceeds from shares sold	7,891,720	6,420,938
Net asset value of shares issued in reinvestment of dividends	1,007,331	425,701
Cost of shares reacquired	(7,502,053)	(3,465,794)

Net increase in net assets resulting from Fund share transactions	1,396,998	3,380,845

Total increase	2,624,055	5,445,729

Net Assets
Beginning of year	19,527,243	14,081,514

End of year(a)	$22,151,298	$19,527,243

(a) Includes undistributed net investment income of:	$—	$191,880

See Notes to Financial Statements.

Prudential International Real Estate Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of three portfolios: Prudential International Real Estate Fund, Prudential Large-Cap Core Equity Fund and Prudential Absolute Return Bond Fund. These financial statements relate only to Prudential International Real Estate Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. The Fund’s investment objective is to seek capital appreciation and income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last

24

sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board of Trustees. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition

Prudential International Real Estate Fund	25

Notes to Financial Statements

continued

and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these net realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

26

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical

Prudential International Real Estate Fund	27

Notes to Financial Statements

continued

information, a portion of distributions received from REITs during the year is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadviser’s performance of all investment advisory services. PI has entered into a subadvisory agreement with Prudential Real Estate Investors (“PREI”), which is a business unit of Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PREI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PREI is obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays for the services of PREI, the cost of compensation of officers of the

28

Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

PI has contractually agreed through February 28, 2014 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, such as taxes, interest and brokerage commissions) of each class of shares to 1.35% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B and C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, and 1% of the average daily net assets of the Class A, B, and C shares, respectively. PIMS has contractually agreed through February 28, 2014 to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $7,735 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2013, it received $17,986 and $357 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

Prudential International Real Estate Fund	29

Notes to Financial Statements

continued

agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the Investment Company Act of 1940, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2013, were $8,842,858 and $7,613,866, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2013, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $369,046 due to differences in the treatment for book and tax purposes of certain transactions involving investments in passive foreign investment companies and foreign currencies. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2013 and October 31, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,009,674 and $425,701 of ordinary income, respectively.

As of October 31, 2013, the accumulated undistributed earnings on a tax basis was $490,961 of ordinary income. This differs from the amount shown on the Statement

30

of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$19,826,068	$3,003,529	$(662,874)	$2,340,655	$396	$2,341,051

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended October 31, 2012 and October 31, 2013 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of October 31, 2013, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$465,000

Pre-Enactment Losses:
Expiring 2019	$190,000

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential International Real Estate Fund	31

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold subject to a maximum front-end sales charge of up to 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge, but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of October 31, 2013, Prudential owned 109 Class A shares, 107 Class B shares, 109 Class C shares and 1,097,199 Class Z shares of the Fund.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	86,235	$931,453
Shares issued in reinvestment of dividends and distributions	2,345	24,409
Shares reacquired	(37,815)	(407,984)

Net increase (decrease) in shares outstanding before conversion	50,765	547,878
Shares issued, upon conversion from Class B	2,266	24,319

Net increase (decrease) in shares outstanding	53,031	$572,197

Year ended October 31, 2012:
Shares sold	19,755	$187,815
Shares issued in reinvestment of dividends and distributions	560	4,411
Shares reacquired	(75,300)	(675,175)

Net increase (decrease) in shares outstanding	(54,985)	$(482,949)

32

Class B	Shares	Amount
Year ended October 31, 2013:
Shares sold	36,956	$400,282
Shares issued in reinvestment of dividends and distributions	588	6,090
Shares reacquired	(38,294)	(393,337)

Net increase (decrease) in shares outstanding before conversion	(750)	13,035
Shares reacquired upon conversion into Class A	(2,284)	(24,319)

Net increase (decrease) in shares outstanding	(3,034)	$(11,284)

Year ended October 31, 2012:
Shares sold	16,157	$154,445
Shares issued in reinvestment of dividends and distributions	13	105
Shares reacquired	(349)	(3,500)

Net increase (decrease) in shares outstanding	15,821	$151,050

Class C
Year ended October 31, 2013:
Shares sold	48,152	$508,320
Shares issued in reinvestment of dividends and distributions	451	4,655
Shares reacquired	(31,207)	(333,279)

Net increase (decrease) in shares outstanding	17,396	$179,696

Year ended October 31, 2012:
Shares sold	12,709	$117,395
Shares issued in reinvestment of dividends and distributions	122	955
Shares reacquired	(14,206)	(128,361)

Net increase (decrease) in shares outstanding	(1,375)	$(10,011)

Class Z
Year ended October 31, 2013:
Shares sold	569,729	$6,051,665
Shares issued in reinvestment of dividends and distributions	93,930	972,177
Shares reacquired	(601,785)	(6,367,453)

Net increase (decrease) in shares outstanding	61,874	$656,389

Year ended October 31, 2012:
Shares sold	642,247	$5,961,283
Shares issued in reinvestment of dividends and distributions	53,669	420,230
Shares reacquired	(295,236)	(2,658,758)

Net increase (decrease) in shares outstanding	400,680	$3,722,755

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for

Prudential International Real Estate Fund	33

Notes to Financial Statements

continued

the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of .08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Fund utilized the SCA during year ended October 31, 2013. The average balance for the 24 days the Fund had loans outstanding during the year was $369,833, borrowed at a weighted average interest rate of 1.49%. At October 31, 2013, the Fund did not have an outstanding loan amount.

Note 8. Notice of Dividend to Shareholders

The Fund declared ordinary dividends on December 16, 2013 to shareholders of record on December 17, 2013. The ex-dividend date was December 18, 2013. The per share amounts declared were as follows:

Ordinary Income
Class A*	$0.26632
Class B*	$0.18699
Class C*	$0.26632
Class Z*	$0.29298

*	Includes $0.11262 of Special Ordinary Income.

Note 9. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

34

Financial Highlights

Class A Shares
	Year Ended October 31,		December 21, 2010(e) through October 31,
	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.33	$9.20	$10.00
Income (loss) from investment operations:
Net investment income	.14	.19	.07
Net realized and unrealized gain (loss) on investments	1.04	1.23	(.87)
Total from investment operations	1.18	1.42	(.80)
Less Dividends and Distributions:
Dividends from net investment income	(.55)	(.29)	-
Total dividends and distributions	(.55)	(.29)	-
Net Asset Value, end of period	$10.96	$10.33	$9.20
Total Return(a):	11.67%	16.39%	(8.00)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$948	$346	$814
Average net assets (000)	$589	$228	$353
Ratios to average net assets(d):
Expenses After Waivers and/or Expense Reimbursement(c)	1.60%	1.60%	1.60%	(f)
Expenses Before Waivers and/or Expense Reimbursement	2.42%	2.93%	3.85%	(f)
Net investment income	1.33%	2.00%	.89%	(f)
Portfolio turnover rate	37%	21%	30%	(g)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(d) Does not include expenses of the underlying fund in which the Fund invests.

(e) Commencement of operations.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

Prudential International Real Estate Fund	35

Financial Highlights

continued

Class B Shares
	Year Ended October 31,		December 21, 2010(d) through October 31,
	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.22	$9.08	$10.00
Income (loss) from investment operations:
Net investment income	.06	.08	.11
Net realized and unrealized gain (loss) on investments	1.04	1.27	(1.03)
Total from investment operations	1.10	1.35	(.92)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.21)	-
Total dividends and distributions	(.47)	(.21)	-
Net Asset Value, end of period	$10.85	$10.22	$9.08
Total Return(a):	11.01%	15.63%	(9.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$144	$167	$4
Average net assets (000)	$275	$52	$5
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	2.35%	2.35%	2.35%	(e)
Expenses Before Waivers and/or Expense Reimbursement	3.05%	3.74%	4.55%	(e)
Net investment income	.61%	.87%	1.29%	(e)
Portfolio turnover rate	37%	21%	30%	(f)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

36

Class C Shares
	Year Ended October 31,		December 21, 2010(d) through October 31,
	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.25	$9.10	$10.00
Income (loss) from investment operations:
Net investment income	.16	.21	.14
Net realized and unrealized gain (loss) on investments	1.03	1.20	(1.04)
Total from investment operations	1.19	1.41	(.90)
Less Dividends and Distributions:
Dividends from net investment income	(.55)	(.26)	-
Total dividends and distributions	(.55)	(.26)	-
Net Asset Value, end of period	$10.89	$10.25	$9.10
Total Return(a):	11.86%	16.36%	(9.00)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$211	$20	$30
Average net assets (000)	$222	$23	$23
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	1.60%	1.60%	1.96%	(e)
Expenses Before Waivers and/or Expense Reimbursement	2.31%	2.86%	4.16%	(e)
Net investment income	1.45%	2.31%	1.68%	(e)
Portfolio turnover rate	37%	21%	30%	(f)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential International Real Estate Fund	37

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,		December 21, 2010(d) through October 31,
	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.28	$9.15	$10.00
Income (loss) from investment operations:
Net investment income	.17	.22	.18
Net realized and unrealized gain (loss) on investments	1.04	1.22	(1.03)
Total from investment operations	1.21	1.44	(.85)
Less Dividends and Distributions:
Dividends from net investment income	(.57)	(.31)	-
Total dividends and distributions	(.57)	(.31)	-
Net Asset Value, end of period	$10.92	$10.28	$9.15
Total Return(a):	12.08%	16.82%	(8.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20,848	$18,994	$13,233
Average net assets (000)	$20,388	$14,068	$12,252
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	1.35%	1.35%	1.35%	(e)
Expenses Before Waivers and/or Expense Reimbursement	2.08%	2.65%	3.55%	(e)
Net investment income	1.62%	2.39%	2.15%	(e)
Portfolio turnover rate	37%	21%	30%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

38

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential International Real Estate Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period December 21, 2010 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period December 21, 2010 to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2013

Prudential International Real Estate Fund	39

Tax Information

(Unaudited)

For the year ended October 31, 2013, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentage of the ordinary income dividends paid as qualified dividend income (QDI):

QDI

Prudential International Real Estate Fund	28.75%

For the year ended October 31, 2013, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $38,299 foreign tax credit from recognized foreign source income of $698,478.

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2013.

40

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential International Real Estate Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential International Real Estate Fund

(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential International Real Estate Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential International Real Estate Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”), which provides subadvisory services to the Fund through its Prudential Real Estate Investors unit (“PREI”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential International Real Estate Fund is a series of Prudential Investment Portfolios 9.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential International Real Estate Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PREI. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PREI, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PREI, and also considered the qualifications, backgrounds and responsibilities of PREI’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PIM’s and PREI’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PIM and PREI. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PIM and PREI. The Board noted that PREI and PIM are affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM through PREI, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM through PREI under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI exceeded the management fees received by PI, resulting in an operating loss to PI. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board also recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the

Prudential International Real Estate Fund

Approval of Advisory Agreements (continued)

Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper International Real Estate Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

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•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board accepted PI’s recommendation to continue the existing expense cap of 1.35% (exclusive of 12b-1 fees and certain other fees) through February 28, 2014.
•

The Board concluded that, in light of the Fund’s recent inception date and competitive performance against its benchmark index, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential International Real Estate Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Real Estate Investors	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential International Real Estate Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL REAL ESTATE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PUEAX	PUEBX	PUECX	PUEZX
CUSIP	74441J803	74441J886	74441J878	74441J860

MF210E    0255299-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL LARGE-CAP CORE EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2013

Fund Type

Large-Cap Stock

Objective

Long-term after-tax growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Quantitative Management Associates, LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

December 16, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Large-Cap Core Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Large-Cap Core Equity Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Large-Cap Core Equity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	26.00%	89.28%	90.57%	—
Class B	25.02	82.47	77.03	—
Class C	24.99	82.58	77.13	—
Class X	25.99	90.51	N/A	35.84% (3/19/07)
Class Z	26.28	91.77	95.42	—
S&P 500 Index	27.16	102.55	105.21	—
Lipper Large-Cap Core Funds Average	26.63	95.20	98.49	—

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	12.90%	7.45%	6.28%	—
Class B	13.57	7.74	6.09	—
Class C	17.64	7.89	6.10	—
Class X	13.49	8.46	N/A	3.96% (3/19/07)
Class Z	19.76	8.95	7.14	—
S&P 500 Index	19.34	10.01	7.56	—
Lipper Large-Cap Core Funds Average	19.68	9.18	7.16	—

Average Annual Total Returns (With Sales Charges) as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	19.07%	12.33%	6.06%	—
Class B	20.02	12.66	5.88	—
Class C	23.99	12.79	5.88	—
Class X	19.99	13.40	N/A	4.50% (3/19/07)
Class Z	26.28	13.91	6.93	—

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Average Annual Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	26.00%	13.61%	6.66%	—
Class B	25.02	12.78	5.88	—
Class C	24.99	12.79	5.88	—
Class X	25.99	13.76	N/A	4.73% (3/19/07)
Class Z	26.28	13.91	6.93	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Large-Cap Core Equity Fund (Class A shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2003) and the account values at the end of the current fiscal year (October 31, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Large-Cap Core Equity Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class X	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	6% (Yr. 1) 5% (Yr. 2) 4% (Yr. 3) 4% (Yr. 4) 3% (Yr. 5) 2% (Yr. 6) 2% (Yr. 7) 1% (Yr. 8) 0% (Yr. 9) 0% (Yr. 10)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	1%	None

Class X shares are closed to new initial purchases. Class X shares are only available through exchanges from the same class of shares of certain other Prudential Investments funds.

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 10/31/13 is 42.61% for Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 9/30/13 is 4.89% for Class X.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P 500 Index. Lipper Average Closest Month-End to Inception

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cumulative total return as of 10/31/13 is 38.10% for Class X. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/13 is 4.35% for Class X.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/13
Apple Inc., Computers & Peripherals	3.3%
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	3.2
Wells Fargo & Co., Commercial Banks	2.1
Pfizer Inc., Pharmaceuticals	2.0
Google Inc. (Class A Stock), Internet Software & Services	2.0
JPMorgan Chase & Co., Diversified Financial Services	1.8

Excludes securities purchased with cash received as a result of securities on loan.

Holdings are subject to change.

Five Largest Sectors expressed as a percentage of net assets as of 10/31/13
Information Technology	19.3%
Financials	14.7
Healthcare	14.4
Consumer Discretionary	13.9
Industrials	11.7

Industry weightings are subject to change.

Prudential Large-Cap Core Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

Prudential Large-Cap Core Equity Fund’s Class A shares gained 26.00% for the 12-month reporting period ended October 31, 2013, slightly underperforming the 27.16% gain of the benchmark S&P 500 Index (the Index), as well as the 26.63% gain of the Lipper Large-Cap Core Funds Average.

What were conditions like in the U.S. stock market?

•

The U.S. stock market advanced in November and December despite a tumultuous 2012 when investors were confronted at home with issues related to the fiscal cliff and the looming sequester, and abroad over the euro-zone sovereign debt crisis and an apparent weakening in China’s economy.

•

In January, stocks advanced along with the resolution of the U.S. fiscal cliff negotiations and increased confidence that central banks would maintain accommodative monetary policy. In February, the fiscal “sequestration” curtailed government spending. Labor markets improved slightly but unemployment remained elevated. In March, U.S. equity markets were temporarily sidetracked by a banking crisis flare-up in Cyprus, a member of the European Union, although stocks recovered on generally strong corporate earnings. The U.S. equity market closed the quarter with one of its strongest finishes ever.

•

During the second quarter, stocks peaked in mid-May. The housing industry improved, auto sales were strong, and consumer spending rose. Six-month employment gains averaged over 200,000 jobs per month, although unemployment remained elevated. The Federal Reserve (the Fed) announced that it could begin to “taper” its bond-buying stimulus program later in the year on upbeat economic news, sending interest rate yields on U.S. Treasuries higher, as investors feared that extremely low borrowing rates were coming to an end. Stocks sold off in a very volatile June, although U.S. equities ended the quarter in record territory.

•

During the third quarter, U.S. equities rose on corporate earnings strength and an improving economy relative to much of the rest of the world. But in August stocks slumped on continued anxiety that the Fed would begin scaling back its bond-buying program. Investor confidence recovered around the middle of September after the Federal Open Market Committee (FOMC) announced that more signs of economic improvement, especially in labor markets, were necessary before the Fed would begin to taper. Budget-ceiling debates and a looming shutdown of the Federal government pressured stocks, and equities closed the quarter with modest gains.

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•	Despite the 16-day partial government shutdown in October, there was minimal U.S. stock market turbulence. Stocks posted another solid gain for the month, building on September’s gains.

How did the sectors of the S&P 500 Index perform?

•

Given the performance of the broader market, it was not surprising that both the cyclical and economically sensitive sectors of the Index, with the exception of utilities, posted double-digit returns. Consumer discretionary posted the largest absolute return but returns in the financials, healthcare, and industrials sectors were also strong. Financials, consumer discretionary, and healthcare were the primary contributors to Index returns.

•

The Fund’s sector weighting was close to that of the Index, so sector allocation did not have a meaningful effect on performance. Stock selection in consumer staples, financials, healthcare, telecommunication services, and utilities modestly contributed to Fund performance, while stock selection in the consumer discretionary, energy, industrials, information technology, and materials detracted slightly.

How did the U.S. stock market perform with respect to investment styles?

•

Over the past 12 months, all investment styles advanced. Small-cap stocks outperformed large-cap stocks. Growth stocks, on average, outperformed value stocks, with the exception of the mid-cap indexes, where value outperformed.

Among slowly growing companies, which stocks or related groups of stocks contributed most and detracted most from the Fund’s return?

•	Quantitative Management Associates (QMA) places a heavier emphasis on valuation factors, such as price-to-earnings (P/E) and price-to-book (P/B) ratios, when evaluating slower-growing stocks.

•	Valuation factors did not make a significant contribution to performance as both inexpensive and expensive stocks experienced similar returns.

•	However, among slower growing stocks, valuation factors did add to performance. As an example, Hewlett-Packard advanced 81.0% over the period, as prospects for the company improved.

•

The Fund’s news factor, which measures the direction of analysts’ earnings estimates, is not as heavily weighted as valuation for slower growing stocks, but is still an important factor; it performed well among slower growing stocks and added to performance.

•	Detracting from performance were some of the Fund’s energy holdings such as Exxon Mobil, which gained 0.96%, and Marathon Petroleum, which declined by 2.00%.

Prudential Large-Cap Core Equity Fund	7

Strategy and Performance Overview (continued)

Among rapidly growing companies, which stocks or related groups of stocks contributed most and detracted most from the Fund’s return?

•	For faster growing stocks, QMA’s process places a heavier weighting on the Fund’s news factor, which measures the direction of analysts’ earnings estimates.

•

The news factor performed well over the reporting period, adding to overall fund performance and to faster growing companies specifically. Exemplifying this, several biotechnology stocks, including Celgene and Biogen Idec, which advanced 102.0% and 77.0%, respectively, benefited from positive news and contributed to performance.

•

Detracting from performance among faster growing companies was the underperformance of the Fund’s quality factors. Overall, quality factors did not perform well over the time period, as investors were willing to add more risk to their portfolios as the stock market advanced.

How did the Fund’s tax management strategy affect its performance?

•

Although difficult to quantify, the Fund’s tax management objective affected performance over the course of the reporting period. Trading in the portfolio is not dictated by tax concerns, but the potential impact that trading can have on taxes is factored into investment decisions.

•	Over the reporting period, the Fund’s performance was comparable to other similar strategies that did not have tax management as an objective.

Did the Fund hold derivatives, and did they affect performance?

•	The Fund held futures contracts on the S&P 500.

•	QMA uses these instruments as a means to hold a position and manage daily cash flows, and not as a means of adding to performance. Subsequently, the effect on performance was minimal.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2013, at the beginning of the period, and held through the six-month period ended October 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Large-Cap Core Equity Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Large-Cap Core Equity Fund		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,103.60	1.20%	$6.36
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

Class B	Actual	$1,000.00	$1,100.10	1.95%	$10.32
	Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91

Class C	Actual	$1,000.00	$1,100.00	1.95%	$10.32
	Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91

Class X	Actual	$1,000.00	$1,103.90	1.20%	$6.36
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

Class Z	Actual	$1,000.00	$1,105.60	0.95%	$5.04
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2013, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the year ended October 31, 2013, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.30%	1.20%
B	2.00	1.95
C	2.00	1.95
X	1.25	1.20
Z	1.00	0.95

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Large-Cap Core Equity Fund	11

Portfolio of Investments

as of October 31, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 100.0%
COMMON STOCKS
CONSUMER DISCRETIONARY 13.9%

Automobiles 1.3%
83,000	Ford Motor Co.	$1,420,130
10,900	General Motors Co.*	402,755
1,700	Thor Industries, Inc.	98,617

		1,921,502

Hotels, Restaurants & Leisure 2.3%
3,700	International Game Technology	69,560
4,500	Jack in the Box, Inc.*	183,060
1,500	Marriott Vacations Worldwide Corp.*	75,120
15,500	McDonald’s Corp.	1,496,060
4,200	Sonic Corp.*	81,060
19,100	Starbucks Corp.	1,548,055

		3,452,915

Household Durables 0.8%
800	NACCO Industries, Inc. (Class A Stock)	45,576
8,400	Whirlpool Corp.	1,226,484

		1,272,060

Internet & Catalog Retail 0.1%
200	Amazon.com, Inc.*	72,806
800	HSN, Inc.	41,920

		114,726

Leisure Equipment & Products 0.7%
8,400	Polaris Industries, Inc.(a)	1,099,980

Media 4.1%
42,900	Comcast Corp. (Class A Stock)	2,041,182
1,900	Liberty Media Corp. (Class A Stock)*	290,529
5,900	Time Warner, Inc.	405,566
51,100	Twenty-First Century Fox, Inc.	1,741,488
15,500	Viacom, Inc. (Class B Stock)	1,290,995
3,460	Walt Disney Co. (The)	237,321
300	Washington Post Co. (The) (Class B Stock)	192,996

		6,200,077

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	13

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
CONSUMER DISCRETIONARY (Continued)

Multiline Retail 0.5%
2,500	Dillard’s, Inc. (Class A Stock)	$204,950
11,600	Macy’s, Inc.	534,876

		739,826

Specialty Retail 3.2%
5,500	Foot Locker, Inc.	190,850
5,500	Gap, Inc. (The)	203,445
19,300	Home Depot, Inc. (The)	1,503,277
3,400	Lowe’s Cos., Inc.	169,252
2,100	Murphy USA, Inc.*	85,218
15,300	Ross Stores, Inc.	1,183,455
26,100	TJX Cos., Inc. (The)	1,586,619

		4,922,116

Textiles, Apparel & Luxury Goods 0.9%
1,000	Carter’s, Inc.	69,150
14,900	Coach, Inc.	755,132
7,700	NIKE, Inc. (Class B Stock)	583,352

		1,407,634
CONSUMER STAPLES 8.8%

Beverages 1.3%
33,100	Coca-Cola Co. (The)	1,309,767
6,894	PepsiCo, Inc.	579,716

		1,889,483

Food & Staples Retailing 3.2%
29,300	CVS Caremark Corp.	1,824,218
21,900	Kroger Co. (The)	938,196
26,470	Wal-Mart Stores, Inc.	2,031,573

		4,793,987

Food Products 2.4%
25,138	Archer-Daniels-Midland Co.	1,028,144
400	Cal-Maine Foods, Inc.	20,292
2,900	Chiquita Brands International, Inc.*	30,015
12,200	Darling International, Inc.*(a)	283,894
8,100	Dean Foods Co.*	157,950
2,800	J.M. Smucker Co. (The)	311,388
16,800	Kraft Foods Group, Inc.	913,584

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
CONSUMER STAPLES (Continued)

Food Products (cont’d.)
7,000	Pilgrim’s Pride Corp.*	$99,190
1,200	Sanderson Farms, Inc.	75,852
28,400	Tyson Foods, Inc. (Class A Stock)	785,828

		3,706,137

Household Products 1.0%
19,564	Procter & Gamble Co. (The)	1,579,793

Personal Products 0.3%
3,400	Medifast, Inc.*	79,254
3,100	Nu Skin Enterprises, Inc. (Class A Stock)	362,483

		441,737

Tobacco 0.6%
9,000	Philip Morris International, Inc.	802,080
2,600	Reynolds American, Inc.(a)	133,562

		935,642
ENERGY 11.0%

Energy Equipment & Services 1.0%
800	Baker Hughes, Inc.	46,472
16,100	Ensco PLC (Class A Stock)	928,165
4,000	Schlumberger Ltd.	374,880
4,000	Superior Energy Services, Inc.*	107,320

		1,456,837

Oil, Gas & Consumable Fuels 10.0%
13,300	Anadarko Petroleum Corp.	1,267,357
4,500	Apache Corp.	399,600
20,184	Chevron Corp.	2,421,273
12,800	ConocoPhillips	938,240
54,474	Exxon Mobil Corp.	4,881,960
4,700	Hess Corp.	381,640
19,900	Kinder Morgan, Inc.	702,669
29,500	Marathon Oil Corp.	1,040,170
14,450	Marathon Petroleum Corp.	1,035,487
8,400	Murphy Oil Corp.	506,688
17,250	Phillips 66	1,111,418
9,800	Tesoro Corp.	479,122

		15,165,624

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	15

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
FINANCIALS 14.7%

Capital Markets 2.8%
4,800	BlackRock, Inc.	$1,443,888
10,500	Goldman Sachs Group, Inc. (The)	1,689,030
13,700	Morgan Stanley	393,601
7,900	State Street Corp.	553,553
2,700	Waddell & Reed Financial, Inc. (Class A Stock)	166,725

		4,246,797

Commercial Banks 3.6%
3,000	BB&T Corp.	101,910
33,600	Fifth Third Bancorp	639,408
38,700	Huntington Bancshares, Inc.	340,560
28,500	KeyCorp	357,105
58,300	Regions Financial Corp.	561,429
8,391	U.S. Bancorp	313,488
73,264	Wells Fargo & Co.	3,127,640

		5,441,540

Consumer Finance 1.2%
25,800	Discover Financial Services	1,338,504
12,600	Nelnet, Inc. (Class A Stock)	537,138

		1,875,642

Diversified Financial Services 4.0%
50,768	Bank of America Corp.	708,721
9,400	Berkshire Hathaway, Inc. (Class B Stock)*	1,081,752
21,670	Citigroup, Inc.	1,057,063
54,000	JPMorgan Chase & Co.	2,783,160
6,000	McGraw-Hill Financial, Inc.	418,080

		6,048,776

Insurance 2.0%
5,300	American Financial Group, Inc.	298,178
29,600	MetLife, Inc.	1,400,376
2,200	Symetra Financial Corp.	41,206
24,000	Unum Group	761,760
18,400	XL Group PLC	562,488

		3,064,008

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
FINANCIALS (Continued)

Real Estate Investment Trusts 0.6%
6,200	Franklin Street Properties Corp.	$81,840
9,400	Resource Capital Corp.	57,810
13,900	RLJ Lodging Trust	351,114
2,000	Simon Property Group, Inc.(a)	309,100
8,100	Winthrop Realty Trust	95,337

		895,201

Real Estate Management & Development 0.5%
35,400	CBRE Group, Inc. (Class A Stock)*	822,342
HEALTHCARE 14.4%

Biotechnology 3.5%
2,000	Alexion Pharmaceuticals, Inc.*	245,900
16,400	Amgen, Inc.	1,902,400
6,300	Biogen Idec, Inc.*	1,538,397
11,100	Celgene Corp.*	1,648,239

		5,334,936

Healthcare Equipment & Supplies 1.4%
20,600	Abbott Laboratories	752,930
1,700	CareFusion Corp.*	65,909
19,300	Covidien PLC	1,237,323
1,800	Medtronic, Inc.	103,320

		2,159,482

Healthcare Providers & Services 3.4%
17,300	Aetna, Inc.	1,084,710
5,500	Cigna Corp.	423,390
20,200	Express Scripts Holding Co.*	1,262,904
21,300	UnitedHealth Group, Inc.	1,453,938
11,200	WellPoint, Inc.	949,760

		5,174,702

Life Sciences Tools & Services 1.1%
6,300	Life Technologies Corp.*	474,453
11,500	Thermo Fisher Scientific, Inc.(a)	1,124,470

		1,598,923

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	17

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
HEALTHCARE (Continued)

Pharmaceuticals 5.0%
13,200	AbbVie, Inc.	$639,540
9,500	Eli Lilly & Co.	473,290
1,200	Jazz Pharmaceuticals PLC*	108,888
26,599	Johnson & Johnson	2,463,333
14,300	Merck & Co., Inc.	644,787
101,234	Pfizer, Inc.	3,105,859
2,400	Questcor Pharmaceuticals, Inc.(a)	147,288

		7,582,985
INDUSTRIALS 11.7%

Aerospace & Defense 3.4%
3,700	Alliant Techsystems, Inc.(a)	402,819
8,000	Exelis, Inc.	131,920
14,300	General Dynamics Corp.	1,238,809
1,000	Huntington Ingalls Industries, Inc.	71,550
5,300	L-3 Communications Holdings, Inc.	532,385
3,200	Lockheed Martin Corp.	426,688
10,400	Northrop Grumman Corp.	1,118,104
13,000	Raytheon Co.	1,070,810
4,700	Spirit Aerosystems Holdings, Inc. (Class A Stock)*	125,443

		5,118,528

Airlines 0.1%
3,400	Spirit Airlines, Inc.*	146,710

Building Products 0.3%
4,300	AO Smith Corp.	222,095
3,100	Lennox International, Inc.	241,986
900	Masco Corp.	19,017

		483,098

Commercial Services & Supplies 0.5%
16,300	Tyco International Ltd.	595,765
1,100	UniFirst Corp.	113,102

		708,867

Construction & Engineering 0.3%
6,000	AECOM Technology Corp.*	190,680
4,200	Jacobs Engineering Group, Inc.*	255,444

		446,124

See Notes to Financial Statements.

18

Shares	Description	Value (Note 1)
INDUSTRIALS (Continued)

Electrical Equipment 1.2%
12,100	Babcock & Wilcox Co. (The)	$389,741
17,900	Emerson Electric Co.	1,198,763
2,800	Rockwell Automation, Inc.	309,148
900	Thermon Group Holdings, Inc.*	21,159

		1,918,811

Industrial Conglomerates 1.2%
70,800	General Electric Co.	1,850,712

Machinery 2.0%
1,200	AGCO Corp.	70,056
14,200	Deere & Co.(a)	1,162,128
1,400	Hyster-Yale Materials Handling, Inc.	109,816
8,100	Ingersoll-Rand PLC	546,993
2,600	Lincoln Electric Holdings, Inc.	180,024
600	Mueller Industries, Inc.	36,174
19,400	Oshkosh Corp.*	923,246
700	Toro Co. (The)	41,258

		3,069,695

Marine
1,000	Matson, Inc.	27,090

Road & Rail 1.9%
700	AMERCO*	141,351
19,900	CSX Corp.	518,594
6,500	Norfolk Southern Corp.	559,130
10,800	Union Pacific Corp.	1,635,120

		2,854,195

Trading Companies & Distributors 0.8%
600	DXP Enterprises, Inc.*	55,140
7,800	MRC Global, Inc.*	218,010
3,300	WW Grainger, Inc.	887,601

		1,160,751
INFORMATION TECHNOLOGY 19.3%

Communications Equipment 2.1%
87,150	Cisco Systems, Inc.	1,960,875
2,900	Harris Corp.	179,684

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	19

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
INFORMATION TECHNOLOGY (Continued)

Communications Equipment (cont’d.)
15,800	Juniper Networks, Inc.*	$294,512
11,800	QUALCOMM, Inc.	819,746

		3,254,817

Computers & Peripherals 5.0%
9,660	Apple, Inc.	5,045,901
44,900	EMC Corp.	1,080,743
60,200	Hewlett-Packard Co.	1,467,074

		7,593,718

Electronic Equipment, Instruments & Components 0.2%
10,200	Ingram Micro, Inc. (Class A Stock)*	236,334

Internet Software & Services 3.5%
2,800	Active Network, Inc. (The)*	40,432
22,900	Akamai Technologies, Inc.*	1,024,546
2,970	Google, Inc. (Class A Stock)*	3,060,823
38,300	Yahoo!, Inc.*	1,261,219

		5,387,020

IT Services 3.4%
8,800	CoreLogic, Inc.*	292,776
800	DST Systems, Inc.	67,816
7,470	International Business Machines Corp.	1,338,699
2,600	MasterCard, Inc. (Class A Stock)	1,864,460
1,000	Syntel, Inc.	85,840
7,400	Visa, Inc. (Class A Stock)	1,455,358

		5,104,949

Semiconductors & Semiconductor Equipment 0.8%
16,600	Intel Corp.	405,538
19,500	LSI Corp.	165,360
45,700	Marvell Technology Group Ltd.	548,400
2,300	Skyworks Solutions, Inc.*	59,294

		1,178,592

Software 4.3%
2,600	Activision Blizzard, Inc.	43,264
800	ANSYS, Inc.*	69,960
10,200	CA, Inc.	323,952

See Notes to Financial Statements.

20

Shares	Description	Value (Note 1)
INFORMATION TECHNOLOGY (Continued)

Software (cont’d.)
12,100	Intuit, Inc.(a)	$864,061
1,700	Manhattan Associates, Inc.*	181,067
51,500	Microsoft Corp.	1,820,525
63,400	Oracle Corp.	2,123,900
1,200	Pegasystems, Inc.	45,672
6,900	Rovi Corp.*	115,644
20,000	Symantec Corp.	454,800
15,400	TiVo, Inc.*	204,666
4,500	VMware, Inc. (Class A Stock)*	365,760

		6,613,271
MATERIALS 3.0%

Chemicals 2.3%
6,200	Eastman Chemical Co.	488,498
1,400	FutureFuel Corp.	24,374
15,600	LyondellBasell Industries NV (Class A Stock)	1,163,760
4,600	PPG Industries, Inc.	839,868
1,800	Sherwin-Williams Co. (The)	338,400
5,400	Westlake Chemical Corp.	580,068

		3,434,968

Metals & Mining 0.7%
31,000	Freeport-McMoRan Copper & Gold, Inc.	1,139,560
TELECOMMUNICATIONS SERVICES 1.5%

Diversified Telecommunication Services 1.5%
30,268	AT&T, Inc.	1,095,702
24,000	Verizon Communications, Inc.	1,212,240

		2,307,942
UTILITIES 1.7%

Electric Utilities 0.7%
900	El Paso Electric Co.	31,653
3,000	IDACORP., Inc.	154,800
30,700	PPL Corp.	940,341

		1,126,794

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	21

Portfolio of Investments

as of October 31, 2013 continued

Shares	Description	Value (Note 1)
UTILITIES (Continued)

Gas Utilities 0.5%
4,400	New Jersey Resources Corp.	$202,532
12,200	UGI Corp.	504,714

		707,246

Independent Power Producers & Energy Traders 0.3%
35,400	AES Corp. (The)	498,786

Multi-Utilities 0.1%
1,700	Avista Corp.	47,243
1,700	Vectren Corp.	59,364

		106,607

Water Utilities 0.1%
1,700	American States Water Co.	48,416
2,300	American Water Works Co., Inc.	98,601
1,100	California Water Service Group	23,978

		170,995

	TOTAL LONG-TERM INVESTMENTS (cost $97,003,628)	151,991,590

SHORT-TERM INVESTMENTS 4.2%

AFFILIATED MONEY MARKET MUTUAL FUND 4.1%
6,186,762	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $6,186,762; includes $5,616,395 of cash collateral for securities on loan) (Note 3)(b)(c)	6,186,762

Principal Amount (000)#
U.S. TREASURY OBLIGATION 0.1%
$ 200	U.S. Treasury Bill, 1.745%, 12/19/13 (cost $199,996)(d)(e)	199,991

	TOTAL SHORT-TERM INVESTMENTS (cost $6,386,758)	6,386,753

	TOTAL INVESTMENTS 104.2% (cost $103,390,386; Note 5)	158,378,343
	Liabilities in excess of other assets(f) (4.2)%	(6,411,822)

	NET ASSETS 100.0%	$151,966,521

See Notes to Financial Statements.

22

#	Principal amount shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $5,485,213; cash collateral of $5,616,395 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(e)	Rate quoted represents yield-to-maturity as of purchase date.
(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at October 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2013	Unrealized Appreciation
	Long Positions:
9	S&P 500 E-Mini	Dec. 2013	$742,744	$787,950	$45,206

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	23

Portfolio of Investments

as of October 31, 2013 continued

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$151,991,590	$—	$—
Affiliated Money Market Mutual Fund	6,186,762	—	—
U.S. Treasury Obligation	—	199,991	—
Other Financial Instruments*
Futures Contracts	45,206	—	—

Total	$158,223,558	$199,991	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The industry classification of investments and liabilities in excess of other assets shown as percentage of net assets as of October 31, 2013 was as follows:

Information Technology	19.3%
Financials	14.7
Healthcare	14.4
Consumer Discretionary	13.9
Industrials	11.7
Energy	11.0
Consumer Staples	8.8
Affiliated Money Market Mutual Fund (including 3.7% of collateral received for securities on loan)	4.1
Materials	3.0%
Utilities	1.7
Telecommunications Services	1.5
U.S. Treasury Obligation	0.1

104.2
Liabilities in excess of other assets	(4.2)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

24

Fair values of derivative instruments as of October 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker—variation margin	$45,206	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$453,923

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$68,511

For the year ended October 31, 2013, the Fund’s average value at trade date for futures long positions was $1,866,811.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	25

Statement of Assets & Liabilities

as of October 31, 2013

Assets
Investments at value, including securities on loan of $5,485,213:
Unaffiliated Investments (cost $97,203,624)	$152,191,581
Affiliated Investments (cost $6,186,762)	6,186,762
Dividends receivable	125,336
Receivable for Fund shares sold	10,219
Tax reclaim receivable	1,480
Prepaid expenses	1,666

Total assets	158,517,044

Liabilities
Payable to broker for collateral for securities on loan	5,616,395
Payable for Fund shares reacquired	649,058
Accrued expenses	126,360
Management fee payable	96,663
Distribution fee payable	46,470
Affiliated transfer agent fee payable	11,257
Due to broker—variation margin	4,320

Total liabilities	6,550,523

Net Assets	$151,966,521

Net assets were comprised of:
Shares of beneficial interest, at par	$10,090
Paid-in capital in excess of par	84,932,697

84,942,787
Undistributed net investment income	846,557
Accumulated net realized gain on investment transactions	11,144,014
Net unrealized appreciation on investments	55,033,163

Net assets, October 31, 2013	$151,966,521

See Notes to Financial Statements.

26

Class A
Net asset value and redemption price per share ($81,558,126 ÷ 5,354,105 shares of beneficial interest issued and outstanding)	$15.23
Maximum sales charge (5.50% of offering price)	0.89

Maximum offering price to public	$16.12

Class B
Net asset value, offering price and redemption price per share ($3,275,489 ÷ 229,189 shares of beneficial interest issued and outstanding)	$14.29

Class C
Net asset value, offering price and redemption price per share ($32,127,523 ÷ 2,246,285 shares of beneficial interest issued and outstanding)	$14.30

Class X
Net asset value, offering price and redemption price per share ($154,348 ÷ 10,528 shares of beneficial interest issued and outstanding)	$14.66

Class Z
Net asset value, offering price and redemption price per share ($34,851,035 ÷ 2,249,399 shares of beneficial interest issued and outstanding)	$15.49

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	27

Statement of Operations

Year Ended October 31, 2013

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $2,789)	$3,074,720
Affiliated income from securities loaned, net	9,644
Affiliated dividend income	2,841
Interest income	90

Total income	3,087,295

Expenses
Management fee	918,604
Distribution fee—Class A	191,139
Distribution fee—Class B	30,852
Distribution fee—Class C	237,012
Distribution fee—Class X	710
Transfer agent’s fees and expenses (including affiliated expense of $49,000) (Note 3)	220,000
Registration fees	75,000
Custodian’s fees and expenses	72,000
Shareholders’ reports	49,000
Audit fee	23,000
Legal fees and expenses	22,000
Trustees’ fees	12,000
Insurance	3,000
Loan interest expense (Note 7)	196
Miscellaneous	13,995

Total expenses	1,868,508
Less: Management fee waiver (Note 2)	(66,079)

Net expenses	1,802,429

Net investment income	1,284,866

Realized and Unrealized Gain on Investments
Net realized gain on:
Investment transactions	10,791,251
Futures transactions	453,923

11,245,174

Net change in unrealized appreciation (depreciation) on:
Investments	19,750,988
Futures	68,511

19,819,499

Net gain on investment transactions	31,064,673

Net Increase In Net Assets Resulting From Operations	$32,349,539

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income	$1,284,866	$1,098,167
Net realized gain on investment transactions	11,245,174	5,098,720
Net change in unrealized appreciation (depreciation) on investments	19,819,499	12,544,827

Net increase in net assets resulting from operations	32,349,539	18,741,714

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(726,945)	(595,220)
Class B	(12,154)	(12,057)
Class C	(79,585)	(62,241)
Class L	—	(28,457)
Class M	—	(1,808)
Class X	(4,390)	(8,207)
Class Z	(434,622)	(395,158)

	(1,257,696)	(1,103,148)

Distributions from net realized gains
Class A	(2,653,620)	(4,106,809)
Class B	(122,170)	(280,388)
Class C	(806,651)	(1,447,462)
Class L	—	(255,983)
Class M	—	(42,040)
Class X	(15,871)	(54,719)
Class Z	(1,288,999)	(2,115,448)

	(4,887,311)	(8,302,849)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	19,935,052	8,861,788
Net asset value of shares issued in reinvestment of dividends and distributions	6,008,550	9,057,492
Cost of shares reacquired	(28,841,167)	(23,068,721)

Net decrease in net assets from Fund share transactions	(2,897,565)	(5,149,441)

Captial Contributions (Note 2)
Class X	—	34

Total increase	23,306,967	4,186,310

Net Assets:
Beginning of year	128,659,554	124,473,244

End of year(a)	$151,966,521	$128,659,554

(a) Includes undistributed net investment income of:	$846,557	$829,041

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	29

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940 (“1940 Act”). The Trust currently consists of three funds: Prudential Large-Cap Core Equity Fund (the “Fund”), Prudential International Real Estate Fund and Prudential Absolute Return Bond Fund. These financial statements relate to Prudential Large-Cap Core Equity Fund, a diversified fund. The financial statements of the Prudential International Real Estate Fund and Prudential Absolute Return Bond Fund are not presented herein.

The Fund’s investment objective is long-term after-tax growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of

30

trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board of Trustees. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Large-Cap Core Equity Fund	31

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Securities Lending: The Fund may lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked-to-market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return securities identical to the loaned securities to the Fund. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends, or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

32

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in value of equities. The Fund may also use futures to gain additional market exposure. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures, there is a minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-capital in excess of par, as appropriate.

Prudential Large-Cap Core Equity Fund	33

Notes to Financial Statements

continued

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65% of the Fund’s average daily net assets up to and including $500 million and .60% of the Fund’s average daily net assets in excess of $500 million. The effective management fee rate was .65% for the year ended October 31, 2013.

Effective July 1, 2011, PI has contractually agreed through February 28, 2015 to waive a portion of the Fund’s management fees so that the Fund’s annual operating expenses (exclusive of distribution and service (12b-1) fees, and certain other expenses such as taxes, interest, and brokerage commissions) do not exceed .95% of the Fund’s average daily net assets.

The Fund has distribution agreements with Prudential Investment Management Services LLC (“PIMS”) and Prudential Annuities Distributors, Inc. (“PAD”). PIMS and

34

PAD are both affiliates of PI and indirect, wholly-owned subsidiaries of Prudential. PIMS serves as the distributor of the Fund’s Class A, Class B, Class C, and Class Z shares. PIMS, together with PAD, serves as co-distributor of the Fund’s Class X shares.

The Fund has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for the Class A, Class B, Class C, and Class X shares of the Fund in accordance with Rule 12b-1 of the 1940 Act, as amended. No distribution or service fees are paid to PIMS as distributor for the Fund’s Class Z shares.

Under the Plans, the Fund compensates PIMS and PAD a distribution and service fee at the annual rate of .30%, 1%, 1%, and 1% of the average daily net assets of the Class A, B, C, and X shares, respectively. Through February 28, 2015, PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Statement of Changes in Net Assets and Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it received $51,937 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2013.

From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2013, it received $21, $5,224, and $246 in contingent deferred sales charges imposed upon certain redemptions by Class A, B, and C, shareholders, respectively.

PI, QMA, PAD and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Large-Cap Core Equity Fund	35

Notes to Financial Statements

continued

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended October 31, 2013, PIM has been compensated in the amount of approximately $2,900 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund, a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2013, were $130,873,002 and $136,948,431, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended October 31, 2013, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment transactions by $9,654 due to reclassification of distributions and other book to tax differences. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

The tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,199,312 of ordinary income and $4,945,695 of long-term capital gains for the year ended October 31, 2013 and $1,094,619 of ordinary income and $8,311,378 of long-term capital gains for the year ended October 31, 2012, respectively.

As of October 31, 2013, the accumulated undistributed earnings on a tax basis were $2,538,760 of ordinary income and $9,586,672 of long-term capital gains.

36

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$103,480,042	$55,028,357	$(130,056)	$54,898,301

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. The Class A shares CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class X shares are closed to new purchases. Class X shares will automatically convert to Class A shares approximately ten years after purchase. The last conversion of Class M and Class L shares to Class A shares was completed as of April 13, 2012 and August 24, 2012, respectively. There are no Class M and Class L shares outstanding and Class M and Class L shares are no longer being offered for sale. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of capital stock.

Prudential Large-Cap Core Equity Fund	37

Notes to Financial Statements

continued

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value.

As of October 31, 2013, Prudential Financial, Inc. through its affiliates owned 56 Class A shares of the Fund.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	364,797	$4,938,234
Shares issued in reinvestment of dividends	269,781	3,291,313
Shares reacquired	(892,566)	(12,198,754)

Net increase (decrease) in shares outstanding before conversion	(257,988)	(3,969,207)
Shares issued upon conversion from Class B, Class X and Class Z	75,436	1,018,722
Shares reacquired upon conversion into Class Z	(10,617)	(148,013)

Net increase (decrease) in shares outstanding	(193,169)	$(3,098,498)

Year ended October 31, 2012:
Shares sold	342,118	$4,156,661
Shares issued in reinvestment of dividends and distributions	412,010	4,499,152
Shares reacquired	(963,525)	(11,523,902)

Net increase (decrease) in shares outstanding before conversion	(209,397)	(2,868,089)
Shares issued upon conversion from Class B, Class L, Class M, Class X and Class Z	528,491	6,505,425
Shares reacquired upon conversion into Class Z	(3,591)	(43,726)

Net increase (decrease) in shares outstanding	315,503	$3,593,610

Class B
Year ended October 31, 2013:
Shares sold	52,733	$696,257
Shares issued in reinvestment of dividends	11,253	129,638
Shares reacquired	(36,694)	(473,332)

Net increase (decrease) in shares outstanding before conversion	27,292	352,563
Shares reacquired upon conversion into Class A	(51,453)	(656,954)

Net increase (decrease) in shares outstanding	(24,161)	$(304,391)

Year ended October 31, 2012:
Shares sold	41,138	$471,324
Shares issued in reinvestment of dividends and distributions	26,935	278,772
Shares reacquired	(50,973)	(579,463)

Net increase (decrease) in shares outstanding before conversion	17,100	170,633
Shares reacquired upon conversion into Class A	(124,237)	(1,399,463)

Net increase (decrease) in shares outstanding	(107,137)	$(1,228,830)

38

Class C	Shares	Amount
Year ended October 31, 2013:
Shares sold	682,397	$9,223,964
Shares issued in reinvestment of dividends	74,688	861,139
Shares reacquired	(190,238)	(2,426,384)

Net increase (decrease) in shares outstanding before conversion	566,847	7,658,719
Shares reacquired upon conversion into Class Z	(2,851)	(39,228)

Net increase (decrease) in shares outstanding	563,996	$7,619,491

Year ended October 31, 2012:
Shares sold	63,033	$710,705
Shares issued in reinvestment of dividends and distributions	138,334	1,433,144
Shares reacquired	(357,707)	(4,006,440)

Net increase (decrease) in shares outstanding before conversion	(156,340)	(1,862,591)
Shares reacquired upon conversion into Class Z	(2,762)	(32,878)

Net increase (decrease) in shares outstanding	(159,102)	$(1,895,469)

Class L
Period ended August 24, 2012:*
Shares sold	62	$728
Shares issued in reinvestment of dividends and distributions	25,537	278,864
Shares reacquired	(32,770)	(390,254)

Net increase (decrease) in shares outstanding before conversion	(7,171)	(110,662)
Shares reacquired upon conversion into Class A	(318,177)	(4,007,434)

Net increase (decrease) in shares outstanding	(325,348)	$(4,118,096)

Class M
Period ended April 13, 2012:**
Shares sold	14	$154
Shares issued in reinvestment of dividends and distributions	3,887	40,276
Shares reacquired	(2,084)	(22,170)

Net increase (decrease) in shares outstanding before conversion	1,817	18,260
Shares reacquired upon conversion into Class A	(67,391)	(744,750)

Net increase (decrease) in shares outstanding	(65,574)	$(726,490)

Prudential Large-Cap Core Equity Fund	39

Notes to Financial Statements

continued

Class X	Shares	Amount
Year ended October 31, 2013:
Shares sold	246	$3,019
Shares issued in reinvestment of dividends	1,726	20,261
Shares reacquired	(2,587)	(33,991)

Net increase (decrease) in shares outstanding before conversion	(615)	(10,711)
Shares reacquired upon conversion into Class A	(27,195)	(351,590)

Net increase (decrease) in shares outstanding	(27,810)	$(362,301)

Year ended October 31, 2012:
Shares sold	64	$738
Shares issued in reinvestment of dividends and distributions	5,974	62,910
Shares reacquired	(10,613)	(122,332)

Net increase (decrease) in shares outstanding before conversion	(4,575)	(58,684)
Shares reacquired upon conversion into Class A	(30,138)	(349,136)

Net increase (decrease) in shares outstanding	(34,713)	$(407,820)

Class Z
Year ended October 31, 2013:
Shares sold	372,381	$5,073,578
Shares issued in reinvestment of dividends	137,819	1,706,199
Shares reacquired	(949,135)	(13,708,706)

Net increase (decrease) in shares outstanding before conversion	(438,935)	(6,928,929)
Shares issued upon conversion from Class A and Class C	13,084	187,241
Shares reacquired upon conversion into Class A	(768)	(10,178)

Net increase (decrease) in shares outstanding	(426,619)	$(6,751,866)

Year ended October 31, 2012:
Shares sold	283,238	$3,521,478
Shares issued in reinvestment of dividends and distributions	222,617	2,464,374
Shares reacquired	(531,038)	(6,424,160)

Net increase (decrease) in shares outstanding before conversion	(25,183)	(438,308)
Shares issued upon conversion from Class A and C	6,103	76,604
Shares reacquired upon conversion into Class A	(372)	(4,642)

Net increase (decrease) in shares outstanding	(19,452)	$(366,346)

*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

40

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Fund utilized the SCA during the year ended October 31, 2013. The average daily balance for the 4 days the Fund had loans outstanding during the period was approximately $1,228,250 borrowed at a weighted average interest rate of 1.434%. At October 31, 2013, the Fund did not have an outstanding loan amount.

Note 8. Notice of Dividends and Distributions to Shareholders

The Fund declared ordinary income dividends and capital gain distributions on December 11, 2013 to shareholders of record on December 12, 2013. The ex-dividend date was December 13, 2013. The per share amounts declared were as follows:

	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains
Class A	$0.1250	$0.1702	$0.9486
Class B	$0.0266	$0.1702	$0.9486
Class C	$0.0256	$0.1702	$0.9486
Class X	$0.1270	$0.1702	$0.9486
Class Z	$0.1606	$0.1702	$0.9486

Note 9. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11

Prudential Large-Cap Core Equity Fund	41

Notes to Financial Statements

continued

“Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

42

Financial Highlights

Class A Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.70	$11.84	$11.01	$9.71	$9.32
Income (loss) from investment operations:
Net investment income	.14	.11	.05	.05	.09
Net realized and unrealized gain (loss) on investment transactions	3.01	1.65	.80	1.30	.40
Total from investment operations	3.15	1.76	.85	1.35	.49
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.11)	(.02)	(.05)	(.10)
Distributions from net realized gains	(.49)	(.79)	-	-	-
Total dividends and distributions	(.62)	(.90)	(.02)	(.05)	(.10)
Net asset value, end of year	$15.23	$12.70	$11.84	$11.01	$9.71
Total Return(b):	26.00%	16.16%	7.71%	13.92%	5.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$81,558	$70,475	$61,961	$64,473	$62,739
Average net assets (000)	$76,459	$65,277	$65,724	$64,562	$58,578
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.20% (d)	1.20% (d)	1.55% (d)	1.48%	1.55%
Expenses before waivers and/or expense reimbursement	1.30%	1.40%	1.69%	1.48%	1.55%
Net investment income	.99%	.95%	.43%	.45%	1.10%
Portfolio turnover rate	94%	89%	121%	116%	116%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Effective July 1, 2011, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through February 28, 2015.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	43

Financial Highlights

continued

Class B Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.96	$11.20	$10.47	$9.26	$8.87
Income (loss) from investment operations:
Net investment income (loss)	.03	.03	(.03)	(.02)	.04
Net realized and unrealized gain (loss) on investment transactions	2.84	1.55	.76	1.23	.37
Total from investment operations	2.87	1.58	.73	1.21	.41
Less Dividends and Distributions:
Dividends from net investment income	(.05)	(.03)	-	-	(.02)
Distributions from net realized gains	(.49)	(.79)	-	-	-
Total dividends and distributions	(.54)	(.82)	-	-	(.02)
Net asset value, end of year	$14.29	$11.96	$11.20	$10.47	$9.26
Total Return(b):	25.02%	15.29%	6.97%	13.07%	4.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,275	$3,029	$4,038	$5,317	$6,555
Average net assets (000)	$3,085	$3,496	$4,886	$5,904	$6,912
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.95%	1.95%	2.27%	2.18%	2.25%
Expenses before waivers and/or expense reimbursement	2.00%	2.11%	2.38%	2.18%	2.25%
Net investment income (loss)	.25%	.22%	(.28)%	(.22)%	.48%
Portfolio turnover rate	94%	89%	121%	116%	116%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

44

Class C Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.97	$11.21	$10.48	$9.26	$8.87
Income (loss) from investment operations:
Net investment income (loss)	.03	.02	(.03)	(.02)	.04
Net realized and unrealized gain (loss) on investment transactions	2.84	1.56	.76	1.24	.37
Total from investment operations	2.87	1.58	.73	1.22	.41
Less Dividends and Distributions:
Dividends from net investment income	(.05)	(.03)	-	-	(.02)
Distributions from net realized gains	(.49)	(.79)	-	-	-
Total dividends and distributions	(.54)	(.82)	-	-	(.02)
Net asset value, end of year	$14.30	$11.97	$11.21	$10.48	$9.26
Total Return(b):	24.99%	15.28%	6.97%	13.17%	4.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$32,128	$20,134	$20,636	$22,496	$24,601
Average net assets (000)	$23,702	$20,445	$22,444	$23,934	$24,715
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.95%	1.95%	2.27%	2.18%	2.25%
Expenses before waivers and/or expense reimbursement	2.00%	2.10%	2.39%	2.18%	2.25%
Net investment income (loss)	.20%	.20%	(.28)%	(.24)%	.44%
Portfolio turnover rate	94%	89%	121%	116%	116%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	45

Financial Highlights

continued

Class L Shares
	Period Ended August 24,		Year Ended October 31,
	2012(d)		2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$11.82		$11.00	$9.70	$9.30	$14.83
Income (loss) from investment operations:
Net investment income	.08		.03	.03	.08	.09
Net realized and unrealized gain (loss) on investment transactions	1.57		.79	1.30	.39	(5.54)
Total from investment operations	1.65		.82	1.33	.47	(5.45)
Less Dividends and Distributions:
Dividends from net investment income	(.09)		-	(.03)	(.07)	(.08)
Distributions from net realized gains	(.79)		-	-	-	-
Total dividends and distributions	(.88)		-	(.03)	(.07)	(.08)
Net asset value, end of period	$12.59		$11.82	$11.00	$9.70	$9.30
Total Return(b):	15.08%		7.45%	13.74%	5.21%	(36.94)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,009		$3,847	$4,222	$4,860	$6,113
Average net assets (000)	$3,947		$4,181	$4,625	$4,965	$9,856
Ratios to average net assets(c)
Expenses after waivers and/or expense reimbursement	1.46%	(e)	1.77%	1.68%	1.75%	1.56%
Expenses before waivers and/or expense reimbursement	1.65%	(e)	1.89%	1.68%	1.75%	1.56%
Net investment income	.79%	(e)	.22%	.27%	.94%	.73%
Portfolio turnover rate	89%	(f)(g)	121%	116%	116%	96%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

(e) Annualized.

(f) Not Annualized.

(g) Calculated as of October 31, 2012.

See Notes to Financial Statements.

46

Class M Shares
	Period Ended April 13,		Year Ended October 31,
	2012(d)		2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$11.21		$10.48	$9.26	$8.87	$14.14
Income (loss) from investment operations:
Net investment income (loss)	.02		(.03)	(.02)	.04	.03
Net realized and unrealized gain (loss) on investment transactions	1.15		.76	1.24	.37	(5.29)
Total from investment operations	1.17		.73	1.22	.41	(5.26)
Less Dividends and Distributions:
Dividends from net investment income	(.03)		-	-	(.02)	(.01)
Distributions from net realized gains	(.79)		-	-	-	-
Total dividends and distributions	(.82)		-	-	(.02)	(.01)
Net asset value, end of period	$11.56		$11.21	$10.48	$9.26	$8.87
Total Return(b)	11.33%		6.97%	13.17%	4.67%	(37.22)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33		$735	$4,103	$8,052	$15,423
Average net assets (000)	$344		$2,311	$5,918	$10,385	$29,289
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.94%	(e)	2.30%	2.18%	2.25%	2.06%
Expenses before waivers and/or expense reimbursement	2.17%	(e)	2.36%	2.18%	2.25%	2.06%
Net investment income (loss)	.41%	(e)	(.27)%	(.15)%	.55%	.24%
Portfolio turnover rate	89%	(f)(g)	121%	116%	116%	96%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

(e) Annualized.

(f) Not Annualized.

(g) Calculated as of October 31, 2012.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	47

Financial Highlights

continued

Class X Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.25	$11.46	$10.65	$9.40	$8.97
Income (loss) from investment operations:
Net investment income	.15	.11	.05	.06	.12
Net realized and unrealized gain (loss) on investment transactions	2.88	1.59	.78	1.24	.40
Total from investment operations	3.03	1.70	.83	1.30	.52
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.12)	(.02)	(.05)	(.10)
Distributions from net realized gains	(.49)	(.79)	-	-	-
Total dividends and distributions	(.62)	(.91)	(.02)	(.05)	(.10)
Capital Contributions (Note 6)	-	- (d)	- (d)	- (d)	.01
Net asset value, end of year	$14.66	$12.25	$11.46	$10.65	$9.40
Total Return(b):	25.99%	16.12%	7.84%	13.91%	6.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$154	$470	$837	$1,394	$2,096
Average net assets (000)	$284	$632	$1,137	$1,689	$2,245
Ratios to average net assets(c):
Expenses after waivers and/or expenses reimbursement	1.20%	1.20%	1.53%	1.43%	1.50%
Expenses before waivers and/or expenses reimbursement	1.25%	1.37%	1.63%	2.18%	1.50%
Net investment income	1.14%	.97%	.46%	.56%	1.46%
Portfolio turnover rate	94%	89%	121%	116%	116%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

48

Class Z Shares
	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.91	$12.03	$11.18	$9.87	$9.47
Income (loss) from investment operations:
Net investment income	.17	.15	.07	.08	.08
Net realized and unrealized gain (loss) on investment transactions	3.06	1.67	.83	1.30	.45
Total from investment operations	3.23	1.82	.90	1.38	.53
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.15)	(.05)	(.07)	(.13)
Distributions from net realized gains	(.49)	(.79)	-	-	-
Total dividends and distributions	(.65)	(.94)	(.05)	(.07)	(.13)
Net asset value, end of year	$15.49	$12.91	$12.03	$11.18	$9.87
Total Return(b):	26.28%	16.41%	8.04%	14.09%	5.83%

Ratios/Supplemental Data:
Net assets, end of year (000)	$34,851	$34,551	$32,419	$141,793	$202,941
Average net assets (000)	$37,799	$32,953	$144,295	$145,193	$90,113
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.95%	.95%	1.42%	1.18%	1.25%
Expenses before waivers and/or expense reimbursement	1.00%	1.10%	1.44%	1.18%	1.25%
Net investment income	1.25%	1.21%	.58%	.76%	.96%
Portfolio turnover rate	94%	89%	121%	116%	116%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Large-Cap Core Equity Fund	49

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Large-Cap Core Equity Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2013

50

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended October 31, 2013, the Fund reports the maximum amount allowed per share but not less than $0.49 for Class A, B, C, X and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2013, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Large-Cap Core Equity Fund	100.00%	96.79%

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2013.

Prudential Large-Cap Core Equity Fund	51

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Large-Cap Core Equity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Large-Cap Core Equity Fund

(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Large-Cap Core Equity Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Large-Cap Core Equity Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Large-Cap Core Equity Fund is a series of Prudential Investment Portfolios 9.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

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provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI for the year ended December 31, 2012 exceeded the management fees received by PI, resulting in an operating loss to PI. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA

Prudential Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

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•	The Board noted that the Fund outperformed its benchmark index over the one-, three- and ten-year periods, though it slightly underperformed its benchmark index over the five-year period.
•	The Board accepted PI’s recommendation to retain the existing expense cap of 0.95% (exclusive of 12b-1 and certain other fees) through February 28, 2014.
•	The Board concluded that, in light of the Fund’s strong performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Large-Cap Core Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Large-Cap Core Equity Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL LARGE-CAP CORE EQUITY FUND

SHARE CLASS	A	B	C	X	Z
NASDAQ	PTMAX	PTMBX	PTMCX	N/A	PTEZX
CUSIP	74441J100	74441J209	74441J308	74441J704	74441J407

MF187E    0255227-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ABSOLUTE RETURN BOND FUND

ANNUAL REPORT • OCTOBER 31, 2013

Fund Type

Absolute Return Bond

Objective

To seek positive returns over the long term, regardless of market conditions

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

December 16, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Absolute Return Bond Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Absolute Return Bond Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	1.86%	6.09%
Class C	1.18	4.17
Class Q	2.10	7.02
Class Z	2.21	6.91
BofAML USD LIBOR 3-Month CM Index	0.30	0.95
Lipper FI Alternative Credit Focus Funds Average	1.59	8.70

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Since Inception
Class A	–3.13%	0.13%
Class C	–0.23	1.28
Class Q	1.69	2.34
Class Z	1.79	2.29
BofAML USD LIBOR 3-Month CM Index	0.32	0.37
Lipper FI Alternative Credit Focus Funds Average	1.08	2.98

Average Annual Total Returns (With Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	–2.73%	0.50%
Class C	0.19	1.59
Class Q	2.10	2.65
Class Z	2.21	2.61

Average Annual Total Returns (Without Sales Charges) as of 10/31/13
	One Year	Since Inception
Class A	1.86%	2.31%
Class C	1.18	1.59
Class Q	2.10	2.65
Class Z	2.21	2.61

Inception date: 3/30/11

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Absolute Return Bond Fund (Class A shares) with a similar investment in the BofAML USD LIBOR 3-Month Constant Maturity (CM) Index by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 3/30/11

Prudential Absolute Return Bond Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	4.5% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

Benchmark Definitions

BofAML USD LIBOR 3-Month CM Index

The BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity (CM) Index is an unmanaged index which tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Lipper Alternative Credit Focus Funds Average

Funds in the Lipper Alternative Credit Focus Funds Average are funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Distributions and Yields as of 10/31/13
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.28	2.11%
Class C	0.21	1.45
Class Q	0.32	2.43
Class Z	0.31	2.44

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/13
Carlyle Daytona CLO Ltd. (Cayman Islands), Series 2007-1A, Class A1L, 144A, 0.488%, 04/27/21	0.9%
Ireland Government Bond (Ireland), Bonds, 4.400%, 06/18/19	0.8
Verizon Communications, Inc., Sr. Unsec’d. Notes, 6.550%, 09/15/43	0.7
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A, 1.392%, 07/15/25	0.7
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A, 1.472%, 07/15/24	0.6

Holdings reflect only long-term investments and are subject to change.

Credit Quality* expressed as a percentage of net assets as of 10/31/13
U.S. Government & Agency	2.0%
Aaa	21.2
Aa	6.5
A	9.5
Baa	28.2
Ba	16.0
B	12.2
Caa	1.2
Less than Caa	0.2
Not Rated**	3.2
Total Investments	100.2
Liabilities in excess of other assets	–0.2
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

**Approximately 3.1% of Not Rated is invested in affiliated money market mutual fund.

Credit Quality is subject to change.

Prudential Absolute Return Bond Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Absolute Return Bond Fund’s Class A shares gained 1.86% for the 12-month reporting period that ended October 31, 2013, significantly outperforming the 0.30% return of the BofAML USD 3-Month LIBOR Constant Maturity Index (the Index) and the 1.59% gain of the Lipper Alternative Credit Focus Funds Average.

How did the U.S. investment-grade fixed-income market perform?

The reporting period that began November 1, 2012, proved challenging for the fixed income markets overall, particularly in the second quarter of 2013. Market action during this time was dominated by a large upward spike in U.S. Treasury yields that triggered price declines across most investment-grade bond sectors. (Bond prices move inversely to yields.)

•

The spike in U.S. Treasury yields was caused mainly by the U.S. Federal Reserve’s (the Fed) announcement in May that it might begin to taper the bond-buying in its quantitative easing program later in the year, if warranted by the economic data. The bellwether 10-year Treasury yield surged from 1.87% on March 31 to almost 3% by early September, an unusually large move in such a short time.

•

Early in the period, Treasury yields traded in a relatively narrow range near their all-time lows, as the Fed announced plans in December 2012 to ramp up its bond purchases, adding $45 billion a month to the $40 billion already being bought. At the same time, the Fed also adopted numerical thresholds for its policy, stating it would likely keep the federal funds rate close to zero as long as the U.S. unemployment rate remained above 6.5%, inflation between one and two years ahead was projected to be no more than 2.5%, and longer-term inflation expectations continued to be well-anchored.

•

Over the summer, U.S. economic data was somewhat disappointing, and in September the Fed surprised the markets by announcing its decision to postpone tapering quantitative easing, which triggered large one-day gains in bond and stock prices. However, bond prices closed the 12-month period well below their year-earlier levels.

•

Most investment-grade bond benchmarks lost ground over the 12-month period, with Treasuries faring the worst because of their sensitivity to movements in interest rates. Long-term Treasuries fared significantly worse than those with shorter maturities. Corporates also struggled but held up better than Treasuries, as did most other “spread sectors”—i.e., those sectors that involve more risk than Treasuries and therefore offer higher yields to compensate for it.

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How did the U.S. high-yield corporate bond market perform?

High yield bonds, also known as “junk” bonds, were one of the best-performing fixed income sectors, as they are typically less rate-sensitive than debt securities of higher quality. Instead of reacting to interest rates, high yield bonds generally are influenced by the stock market, which advanced smartly during the period. High yield bonds also react to the prospects for corporate earnings, which remained generally upbeat, and the rate at which corporations default on their debt payments, which stayed low.

The high yield debt sector did experience a sharp sell-off in May and June, around when the Fed revealed its intention to taper. However, prices in the group rebounded to close the period near their highs, resulting in healthy single-digit gains for most junk bond benchmarks.

Which strategies made the largest positive contribution to the Fund’s performance?

Prudential Fixed Income manages the Fund, which outperformed the Index by a significant amount, primarily due to its sector allocation strategy and favorable security selection within certain sectors. The Index does not include any bonds but closely tracks the three-month London interbank offered rate (LIBOR), the most widely used benchmark for short-term interest rates.

•

The Fund invested in many sectors of the fixed income markets in the United States and abroad. Its sector allocation strategy de-emphasized U.S. Treasury securities, instead focusing on a variety of spread sectors. Key sectors that aided performance included U.S. high yield bonds, U.S. asset-backed securities, developed market sovereign debt, and U.S. loans. Exposure here worked well, as each of these spread sectors outperformed similar duration U.S. Treasury securities.

•

Favorable security selection within a number of spread sectors also lifted the Fund’s results above and beyond what resulted from simply having an allocation to those sectors. Sectors in which security selection was a positive factor included high yield corporate bonds, investment-grade corporate bonds, commercial mortgage-backed securities, asset-backed securities, and emerging market bonds.

•	The Fund also held credit default swaps and credit default indexes to hedge credit risk and add incremental return in both the corporate and high yield markets.

What strategies detracted from the Fund’s performance?

The Fund employs an absolute return strategy that seeks to mitigate (or even eliminate) interest-rate risk when appropriate. During the period, the Fund was hampered by its strategy to manage duration, which is a measure of the interest rate

Prudential Absolute Return Bond Fund	7

Strategy and Performance Overview (continued)

sensitivity of a bond portfolio or debt securities that is expressed as a number of years. The Fund maintains an overall duration of plus/minus three years. The longer the duration, the greater the potential risk and reward when interest rates move.

•

Also detracting was the Fund’s mild bias in favor of flatter yield curves, which are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities. They are created by plotting the yields of different maturities for the same type of bonds. The slope of most yield curves steepened during the period, as prices of longer-term bonds declined sharply and pushed up their yields.

•

The Fund’s foreign currency exposure was a negative factor, especially during the interest rate surge from May through early September, as taper speculation led to a revaluation of the U.S. dollar against many foreign currencies.

•

The Fund uses derivatives when they facilitate implementation of the overall investment approach. The Fund used interest rate futures and swaps, and to a lesser extent options to help manage overall U.S. and global duration and yield curve exposure. These holdings had a modestly negative impact on returns, with duration adding to performance, but yield curve exposure detracting. In addition, the fund traded foreign exchange derivatives, which had negative results.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2013, at the beginning of the period, and held through the six-month period ended October 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in

Prudential Absolute Return Bond Fund	9

Fees and Expenses (continued)

amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Absolute Return Bond Fund		Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$995.30	1.15%	$5.78
	Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

Class C	Actual	$1,000.00	$991.50	1.90%	$9.54
	Hypothetical	$1,000.00	$1,015.63	1.90%	$9.65

Class Q	Actual	$1,000.00	$995.20	0.90%	$4.53
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

Class Z	Actual	$1,000.00	$996.60	0.90%	$4.53
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2013, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying Funds in which the Fund may invest.

10	Visit our website at www.prudentialfunds.com

The Fund’s annual expense ratios for the year ended October 31, 2013, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.28%	1.14%
C	1.98	1.89
Q	0.94	0.90
Z	0.99	0.90

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Absolute Return Bond Fund	11

Portfolio of Investments

as of October 31, 2013

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 97.1%
ASSET-BACKED SECURITIES 20.9%

Collateralized Debt Obligations 0.1%
Highlander Euro CDO Cayman Ltd. (Cayman Islands), Series 2008-4A, Class C, 144A	Baa1	4.820%(a)	08/01/16	EUR	250	$337,612
Landmark VIII CDO Ltd. (Cayman Islands), Series 2006-8A, Class A2, 144A	Aaa	0.572(a)	10/19/20		2,500	2,435,100

						2,772,712

Collateralized Loan Obligations 9.2%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	Aaa	1.422(a)	04/20/25		6,050	5,939,999
Series 2013-1A, Class B2, 144A	AA(b)	3.360	04/20/25		700	663,012
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	Aaa	1.466(a)	07/13/25		8,600	8,437,082
Ares XVI CLO Ltd. (Cayman Islands), Series 2011-16A, Class AR, 144A	Aaa	1.243(a)	05/17/21		5,813	5,779,332
Babson CLO Ltd. (Cayman Islands), Series 2013-IA, Class A, 144A	Aaa	1.342(a)	04/20/25		5,700	5,592,122
Ballyrock CLO LLC (Cayman Islands), Series 2013-1A, Class A, 144A	Aaa	1.450(a)	05/20/25		9,800	9,639,319
Battalion CLO IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	Aaa	1.689(a)	10/22/25		5,450	5,416,908
Benefit Street Partners CLO II Ltd. (Cayman Islands), Series 2013-IIA, Class A2B, 144A	AA(b)	3.339	07/15/24		10,000	10,037,880
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2013-IIA, Class A1, 144A	Aaa	1.472(a)	07/15/24		11,200	11,084,080

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	13

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
BMI CLO I (Cayman Islands), Series 2013-1AR, Class A1R, 144A	Aaa	1.204%(a)	08/01/21		$10,653	$10,571,813
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	AAA(b)	1.394(a)	04/17/25		10,300	10,119,534
Series 2013-1A, Class B2, 144A	AA(b)	3.020	04/17/25		6,200	5,838,100
Carlyle Daytona CLO Ltd. (Cayman Islands), Series 2007-1A, Class A1L, 144A	Aaa	0.488(a)	04/27/21		17,302	17,028,158
Carlyle Global Market Strategies CLO (Cayman Islands), Series 2012-4A, Class A, 144A	Aaa	1.632(a)	01/20/25		2,500	2,497,573
Series 2012-4A, Class B1, 144A	Aa2	2.492(a)	01/20/25		3,500	3,512,635
Cavalry CLO II (Cayman Islands), Series 2013-2A, Class A, 144A	Aaa	1.594(a)	01/17/24		4,200	4,203,024
Series 2013-2A, Class B1, 144A	AA(b)	2.244(a)	01/17/24		4,000	3,951,176
Fraser Sullivan CLO Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	Aaa	0.724(a)	03/15/20		500	487,627
Grosvenor Place CLO I BV (Netherlands), Series I-X, Class A1, RegS	Aaa	0.474(a)	07/20/21	EUR	133	179,108
Gulf Stream-Sextant CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1A, 144A	Aaa	0.493(a)	08/21/20		74	73,967
ING Investment Management CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	Aaa	1.384(a)	04/15/24		4,100	4,026,532
ING Investment Management CLO Ltd., Series 2013-2A, Class A1, 144A	Aaa	1.388(a)	04/25/25		2,400	2,357,575

See Notes to Financial Statements.

14

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
ING Investment Management CLO Ltd., Series 2013-2A, Class A2B, 144A	AA(b)	3.070%	04/25/25		$2,000	$1,885,832
Lafayette CLO Ltd. (Cayman Islands), Series 2012-1A, Class A, 144A	AAA(b)	1.659(a)	09/06/22		255	254,815
LightPoint CLO III Ltd., Series 2005-3A, Class A1A, 144A	Aaa	0.514(a)	09/15/17		80	78,720
LightPoint Pan-European CLO PLC (Ireland), Series 2006-1A, Class A, 144A	Aaa	0.478(a)	01/31/22	EUR	535	709,430
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	Aaa	1.733(a)	05/18/23		500	499,999
Mayport CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1L, 144A	Aaa	0.512(a)	02/22/20		5,855	5,778,684
Mountain Capital CLO IV Ltd. (Cayman Islands), Series 2005-4A, Class A1L, 144A	Aaa	0.504(a)	03/15/18		101	100,898
Mountain View CLO III Ltd., Series 2007-3A, Class A1, 144A	Aaa	0.461(a)	04/16/21		1,982	1,952,120
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	Aaa	1.662(a)	11/22/23		1,700	1,698,348
Series 2012-2A, Class B, 144A	AA(b)	2.462(a)	11/22/23		700	682,449
Shackleton CLO Ltd. (Cayman Islands), Series 2013-3A, Class B2, 144A	AA(b)	3.440	04/15/25		2,800	2,684,808

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	15

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	Aaa	1.294%(a)	04/15/25	$10,400	$10,169,422
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	AA(b)	2.942(a)	10/20/23	550	551,515
Trimaran CLO VI Ltd. (Cayman Islands), Series 2006-2A, Class A1L, 144A	Aaa	0.515(a)	11/01/18	314	311,483
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	Aaa	1.392(a)	07/15/25	12,500	12,313,163
Wind River CLO Ltd. (Cayman Islands), Series 2013-2A, Class A1, 144A	Aaa	0.000(a)(c)	01/18/26	4,750	4,736,225

					171,844,467

Non-Residential Mortgage-Backed Securities 2.8%
Atrium IV, Series 2005-4A, Class A1A, 144A	Aaa	0.508(a)	06/08/19	1,722	1,704,363
Chase Issuance Trust, Series 2007-C1, Class C1	Baa2	0.634(a)	04/15/19	8,000	7,892,888
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	Baa2	0.640(a)	03/24/17	4,800	4,785,298
Fortress Credit BSL Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	Aaa	1.422(a)	01/19/25	1,000	984,389
Series 2013-1A, Class B, 144A	AA(b)	2.142(a)	01/19/25	1,050	1,037,504
LCM III LP (Cayman Islands), Series 2005-3A, Class A, 144A	Aaa	0.520(a)	06/01/17	44	44,342

See Notes to Financial Statements.

16

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Non-Residential Mortgage-Backed Securities (cont’d.)
Magnetite VI Ltd. (Cayman Islands), Series 2012-6A, Class A, 144A	AAA(b)	1.754%(a)	09/15/23	$10,900	$10,898,060
Octagon Investment Partners XV Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	Aaa	1.532(a)	01/19/25	3,750	3,673,583
Octagon Investment Partners XVI Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	Aaa	1.392(a)	07/17/25	8,000	7,879,920
OHA Intrepid Leveraged Loan Fund Ltd. (Cayman Islands), Series 2011-1AR, Class AR, 144A	Aaa	1.162(a)	04/20/21	6,770	6,753,080
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	Aaa	1.470(a)	07/22/25	4,200	4,124,824
Sierra Timeshare Receivables Funding LLC, Series 2012-3A, Class A, 144A	A+(b)	1.870	08/20/29	556	557,832
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	AA(b)	2.913(a)	08/17/22	250	250,470
SVO VOI Mortgage LLC, Series 2012-AA, Class A, 144A	A+(b)	2.000	09/20/29	713	711,787

					51,298,340

Residential Mortgage-Backed Securities 8.8%
ABFC Trust, Series 2004-OPT5, Class A1	BBB+(b)	0.870(a)	06/25/34	1,127	1,065,751
Accredited Mortgage Loan Trust, Series 2004-3, Class 2A2	Aaa	1.370(a)	10/25/34	5,736	5,510,114
Series 2004-3, Class 2A5	A1	1.250(a)	10/25/34	2,805	2,677,020
Series 2005-3, Class M1	Ba1	0.620(a)	09/25/35	2,000	1,828,864
ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM1, Class M1	B2	1.070(a)	09/25/33	755	697,929

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	17

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-4, Class A1	Aa1	0.530%(a)	10/25/34	$3,283	$3,219,364
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-1, Class M1	B1	1.520(a)	02/25/33	2,778	2,615,196
Series 2005-R10, Class A2C	A3	0.500(a)	01/25/36	564	554,427
Amortizing Residential Collateral Trust, Series 2002-BC8, Class A3	A3	1.170(a)	11/25/32	1,380	1,326,437
Argent Securities, Inc., Series 2003-W5, Class M1	Baa1	1.220(a)	10/25/33	106	101,914
Series 2003-W7, Class A2	Aaa	0.950(a)	03/25/34	1,419	1,310,758
Argent Securities, Inc. Asset-Backed Pass-Through Certificate, Series 2003-W8, Class M1	Ba1	1.220(a)	12/25/33	1,292	1,237,074
Series 2003-W9, Class M1	Baa1	1.205(a)	01/25/34	1,717	1,607,426
Series 2004-W6, Class AF	Aaa	3.623(d)	05/25/34	352	356,584
Series 2004-W6, Class AV5	Aaa	0.570(a)	05/25/34	587	544,815
Asset-Backed Pass-Through Certificates, Series 2004-R2, Class A1A	Baa2	0.860(a)	04/25/34	5,357	5,073,218
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE6, Class A2	Aaa	0.850(a)	11/25/33	1,758	1,649,745
Series 2004-HE6, Class A2	Aaa	0.530(a)	09/25/34	2,328	2,228,682
Series 2005-HE1, Class M1	B1	0.920(a)	03/25/35	7,134	6,911,670
Bear Stearns Asset-Backed Securities I Trust, Series 2004-FR2, Class M2	Ba2	1.190(a)	06/25/34	1,100	924,718
Series 2004-HE9, Class M1	Ba1	1.145(a)	11/25/34	2,631	2,446,083
Series 2004-HE11, Class M2	B1	1.745(a)	12/25/34	3,000	2,796,225
Bear Stearns Asset-Backed Securities Trust, Series 2003-3, Class A2	A3	0.760(a)	06/25/43	223	220,511
Series 2003-HE1, Class M1	A3	1.265(a)	01/25/34	806	745,040

See Notes to Financial Statements.

18

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Chase Funding Trust, Series 2002-3, Class 2A1	A1	0.810%(a)	08/25/32	$268	$243,112
Series 2003-4, Class 1A5	Ba1	5.416	05/25/33	1,513	1,585,575
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT1, Class M1	A3	0.800(a)	02/25/35	317	294,462
Countrywide Asset-Backed Certificates, Series 2003-BC4, Class M1	Ba3	1.220(a)	07/25/33	522	489,632
Series 2004-1, Class M1	Ba1	0.920(a)	03/25/34	390	367,446
Series 2004-BC4, Class M1	B+(b)	1.220(a)	11/25/34	1,440	1,326,655
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1	A2	3.379(d)	12/25/32	272	263,457
Series 2003-CB5, Class M1	B2	1.190(a)	11/25/33	267	252,540
Series 2004-CB1, Class AF1	Aaa	4.520(d)	10/25/32	1,974	1,891,500
Equifirst Mortgage Loan Trust, Series 2005-1, Class M2	A3	0.620(a)	04/25/35	1,531	1,401,236
Finance America Mortgage Loan Trust, Series 2003-1, Class M1	Ba1	1.220(a)	09/25/33	288	270,343
Series 2004-2, Class M1	Baa1	0.995(a)	08/25/34	8,574	7,776,037
First Frankin Mortgage Loan Trust, Series 2004-FF5, Class A2	AA+(b)	0.930(a)	08/25/34	2,002	1,892,336
Series 2005-FF3, Class M3	Baa2	0.650(a)	04/25/35	6,500	6,087,159
Fremont Home Loan Trust, Series 2004-4, Class M1	Baa3	0.965(a)	03/25/35	2,512	2,311,507
GSAMP Trust, Series 2003-HE2, Class A1A, 144A	A3	0.770(a)	08/25/33	1,351	1,221,739
Home Equity Asset Trust, Series 2003-6, Class M1	B2	1.220(a)	02/25/34	2,003	1,876,598
Series 2004-3, Class M1	Ba1	1.025(a)	08/25/34	1,959	1,823,928
Series 2004-7, Class A2	Aaa	1.010(a)	01/25/35	1,050	984,622
HSBC Home Equity Loan Trust, Series 2005-1, Class A	Aaa	0.463(a)	01/20/34	3,491	3,435,678
Series 2006-1, Class A1	Aaa	0.333(a)	01/20/36	334	324,856
Series 2006-2, Class A2	Aaa	0.353(a)	03/20/36	461	449,859
Series 2007-3, Class A4	Aa2	1.673(a)	11/20/36	1,020	983,593

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	19

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Long Beach Mortgage Loan Trust, Series 2003-4, Class AV1	Aa1	0.790%(a)	08/25/33	$659	$593,722
Series 2004-2, Class A1	Aa1	0.610(a)	06/25/34	985	886,600
Mastr Asset-Backed Securities Trust, Series 2003-OPT1, Class M2	B1	2.945(a)	12/25/32	4,960	4,787,882
Series 2003-WMC2, Class M2	B3	2.645(a)	08/25/33	1,750	1,700,959
Series 2005-NC1, Class M1	Baa3	0.890(a)	12/25/34	8,068	7,455,042
Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-HE3, Class M1	Ba3	1.190(a)	10/25/33	7,206	6,651,735
Series 2003-NC6, Class M1	Ba1	1.370(a)	06/25/33	1,061	1,025,115
Series 2003-NC8, Class M1	Caa1	1.220(a)	09/25/33	1,131	1,064,375
Series 2004-HE3, Class M1	BB-(b)	1.025(a)	03/25/34	1,087	1,003,094
Series 2004-HE4, Class M1	B3	1.070(a)	05/25/34	3,174	2,969,555
Series 2004-HE5, Class M1	Ba3	1.115(a)	06/25/34	1,577	1,468,115
Series 2004-NC3, Class M1	B3	0.965(a)	03/25/34	3,991	3,758,244
Series 2004-NC6, Class M1	B1	1.070(a)	07/25/34	3,004	2,814,415
Series 2004-OP1, Class M1	A3	1.040(a)	11/25/34	1,941	1,713,486
Series 2004-WMC1, Class M1	Ba1	1.100(a)	06/25/34	252	234,782
Morgan Stanley Home Equity Loan Trust, Series 2006-1, Class A2C	Ba3	0.500(a)	12/25/35	443	413,143
New Century Home Equity Loan Trust, Series 2005-3, Class M2	Baa3	0.660(a)	07/25/35	1,500	1,394,852
Option Mortgage Loan Trust, Series 2004-1, Class M1	B1	1.070(a)	01/25/34	2,655	2,464,125
Option One Mortgage Loan Trust, Series 2003-4, Class A2	Ba1	0.810(a)	07/25/33	1,001	924,947
Series 2005-1, Class A4	AA+(b)	0.970(a)	02/25/35	959	936,035
Series 2005-3, Class M1	A3	0.640(a)	08/25/35	2,000	1,841,794
Park Place Securities, Inc., Series 2005-WCW1, Class M1	Baa3	0.620(a)	09/25/35	2,500	2,349,560
RAMP Trust, Series 2005-EFC2, Class M3	Baa1	0.660(a)	07/25/35	3,509	3,277,104
RASC Trust, Series 2005-KS3, Class M4	Ba1	0.640(a)	04/25/35	2,000	1,859,890
Series 2005-KS8, Class M1	A2	0.580(a)	08/25/35	283	280,998

See Notes to Financial Statements.

20

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Saxon Asset Securities Trust, Series 2005-3, Class M1	A3	0.630%(a)	11/25/35	$1,600	$1,516,074
Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC1, Class M1	B1	0.950(a)	02/25/34	2,206	1,972,582
Series 2004-OP1, Class M1	Ba3	0.935(a)	02/25/34	638	585,255
Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1	Ba3	1.070(a)	11/25/34	2,599	2,385,606
Series 2004-BC3, Class M1	B1	1.100(a)	07/25/35	2,773	2,608,852
Series 2004-BC4, Class A2C	Baa2	1.150(a)	10/25/35	1,846	1,731,775
Structured Asset Investment Loan Trust, Series 2003-BC10, Class A4	A+(b)	1.170(a)	10/25/33	2,972	2,789,463
Series 2004-1, Class A3	AA+(b)	0.970(a)	02/25/34	4,783	4,475,505
Series 2004-8, Class A8	Aaa	1.170(a)	09/25/34	2,123	2,049,859
Series 2005-4, Class M2	Baa3	0.830(a)	05/25/35	4,000	3,798,608
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-WF4, Class M1	Baa3	0.570(a)	11/25/35	250	235,555
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-EE, Class 2A1	Baa3	2.617(a)	12/25/34	522	526,031

					163,748,169

TOTAL ASSET-BACKED SECURITIES (cost $384,197,536)					389,663,688

BANK LOANS(a) 6.1%

Aerospace & Defense
Wesco Aircraft Hardware Corp.	Ba3	2.430	12/07/17	899	897,517

Airlines 0.1%
United Airlines	Ba2	4.000	04/01/19	1,318	1,325,296

Automotive 0.2%
Allison Transmission, Inc.	Ba3	3.180	08/07/17	1,446	1,449,351
Chrysler Group LLC	Ba1	4.250	05/24/17	82	82,170

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	21

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Automotive (cont’d)
Delphi Corp.	Baa2	1.688%	03/01/18			$2,963	$2,955,094
Schaeffler AG (Germany)	Ba2	4.250	01/27/17			100	100,524

							4,587,139

Banking 0.4%
AA Group (United Kingdom)	BBB-(b)	3.264	07/31/18		GBP	3,000	4,762,134
Kasima LLC	Baa2	3.250	05/17/21			2,600	2,582,666

							7,344,800

Brokerage 0.1%
LPL Holdings, Inc.	Ba2	3.250	03/29/19			1,496	1,488,135

Cable 0.4%
Cequel Communication LLC	Ba2	3.500	02/14/19			250	250,043
Charter Communications Operating LLC	Baa3	3.000	07/01/20			1,995	1,973,237
CSC Holdings LLC	Baa3	2.668	04/17/20			3,965	3,927,394
Virgin Media Investment Holdings Ltd. (United Kingdom)	Ba3	3.500	06/08/20			1,500	1,498,542

							7,649,216

Capital Goods 0.7%
ADS Waste Holdings, Inc.	B1	4.250	10/09/19			1,496	1,504,024
Allflex Holdings III, Inc. (original cost $1,000,000; purchased 06/30/13)	B1	4.250	07/17/20	(e)(f)		1,000	1,003,125
Gardner Denver, Inc. (original cost $1,992,500; purchased 08/19/13)	B1	4.250	07/30/20	(e)(f)		2,000	2,000,228
Gardner Denver, Inc. (original cost $1,772,682; purchase 07/24/13)	B1	4.750	07/30/20	(e)(f)	EUR	1,350	1,842,708
OGF SA	B2	4.658	10/30/20		EUR	3,000	4,107,635
RBS Global, Inc./Rexnord LLC	B2	4.000	08/21/20			3,500	3,501,096

							13,958,816

Chemicals 0.3%
Ceramtec GmbH (Germany)	Ba3	4.500	08/30/20		EUR	1,304	1,782,023
Ceramtec GmbH (Germany)	B2	4.750	08/30/20		EUR	396	542,029

See Notes to Financial Statements.

22

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)
Eastman Chemical Co.	Baa2	1.688	02/28/17		$174	$173,333
Macdermid, Inc.	B1	4.000	06/08/20		998	999,246
OXEA Finance & Cy SCA (Luxembourg)	B1	4.500	01/15/20	EUR	1,333	1,812,150

						5,308,781

Consumer 0.6%
ISS A/S (Denmark)	Ba3	3.750%	04/30/18		2,219	2,218,050
Pilot Travel Centers LLC	Ba2	3.750	03/30/18		247	247,077
PVH Corp.	Ba1	3.250	02/13/20		1,325	1,328,290
Revlon Consumer Products Corp.	Ba2	4.000	08/19/19		1,840	1,844,569
Seaworld Parks & Entertainment, Inc.	Ba3	3.000	05/14/20		2,368	2,346,844
Spectrum Brands, Inc.	Ba3	3.000	09/04/17		2,500	2,499,553

						10,484,383

Electric 0.4%
Calpine Construction Finance Co. LP	Ba3	3.000	05/04/20		524	516,487
Calpine Corp.	B1	4.000	04/01/18		27	26,695
Calpine Corp.	B1	4.000	04/01/18		27	26,705
Calpine Corp.	B1	4.000	10/09/19		495	497,398
NRG Energy, Inc.	Baa3	2.750	07/01/18		5,734	5,723,295

						6,790,580

Foods 0.2%
Birds Eye Iglo Group Ltd.	B1	5.129	01/31/18	EUR	375	515,068
Dunkin Brands, Inc.	B2	3.750	02/14/20		1,239	1,241,624
H.J. Heinz Co.	Ba2	3.250	06/07/19		1,995	2,004,410

						3,761,102

Gaming 0.4%
Bally Technologies, Inc.	Ba3	0.000(c)	06/30/21		1,250	1,251,173
Boyd Gaming Corp.	Ba3	4.000	08/14/20		850	849,363
CCM Merger, Inc.	B2	5.000	03/01/17		367	369,186
Las Vegas Sands LLC	Ba2	1.670	05/23/14		866	864,726
Las Vegas Sands LLC	Ba2	1.670	05/23/14		2,127	2,125,524
MGM Resorts International	Ba2	2.918	12/20/17		1,489	1,487,261

						6,947,233

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	23

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Healthcare & Pharmaceutical 0.6%
Alere, Inc.	Ba3	3.168	06/30/16		$46	$45,911
Alere, Inc.	Ba3	4.250	06/30/17		46	46,085
Alere, Inc.	Ba3	4.250	06/30/17		17	16,929
Apria Healthcare Group, Inc.	B2	6.750	04/06/20		249	251,865
Catalent Pharma Solutions, Inc.	Ba3	3.668%	09/15/16		842	843,108
Community Health Systems, Inc.	Ba2	3.760	01/25/17		500	501,389
DaVita, Inc.	Ba2	2.670	11/01/17		1,684	1,683,322
DaVita, Inc.	Ba2	4.000	11/01/19		101	101,633
Endo Pharmaceuticals Holdings, Inc.	Ba1	2.000	03/15/18		3,394	3,385,729
HCA, Inc.	BB(b)	2.998	03/31/17		200	200,374
HCR Healthcare LLC	B1	5.000	04/06/18		98	95,306
Health Management Assoc., Inc.	Ba3	2.750	11/18/16		444	443,126
Hologic, Inc.	Ba2	2.168	08/01/17		234	234,375
Lifepoint Hospital, Inc.	Ba1	1.920	07/24/17		581	580,281
Quintiles Transnational Corp.	B1	4.000	06/08/18		982	983,789
RPI Finance Trust (Luxembourg)	Baa2	3.500	05/09/18		390	390,928
Universal Health Services, Inc.	Ba2	1.678	08/15/16		488	486,891

						10,291,041

Lodging 0.1%
Hilton Worldwide Finance LLC	Ba3	4.000	10/26/20		1,500	1,508,250

Media & Entertainment 0.3%
Cinemark USA, Inc.	Ba1	3.177	12/18/19		1,092	1,097,209
Entravision Communications Corp.	B2	3.500	05/29/20		1,000	981,875
National CineMedia LLC	Ba2	2.920	11/26/19		2,000	1,991,500
Nielsen Finance LLC	Ba2	2.924	05/02/16		1,489	1,492,472

						5,563,056

Non-Captive Finance 0.3%
RBS WorldPay, Inc. (United Kingdom)	Ba3	4.500	11/30/19		3,500	3,508,750
RBS WorldPay, Inc. (United Kingdom)	Ba3	5.750	11/29/19	GBP	1,500	2,422,656

						5,931,406

Packaging 0.1%
Pact Group USA, Inc.	Ba3	3.750	05/29/20		1,995	1,976,297

See Notes to Financial Statements.

24

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Pipelines & Other 0.1%
Ruby Western Pipeline Holdings LLC	Ba2	3.500	03/27/20			$2,179	$2,182,041

Real Estate Investment Trusts 0.1%
CBRE Services	Ba1	2.930%	03/26/21			2,786	2,786,872

Retailers 0.1%
Alliance Boots Holdings Ltd. (United Kingdom)	B1	3.977	07/09/17		GBP	325	517,201
BJ’s Wholesale Club, Inc.	Caa1	4.250	09/26/19			997	997,261

							1,514,462

Technology 0.5%
CDW Corp.	Ba3	3.500	04/29/20			1,244	1,235,114
Dealer Computer Services, Inc.	Ba3	2.168	04/21/16			48	48,219
Edwards (Cayman Islands II) Ltd.	B2	4.750	03/26/20			793	793,710
First Data Corp	B1	4.170	09/24/18			225	225,281
First Data Corp.	B1	4.170	03/26/18			141	140,906
Freescale Semiconductor, Inc.	B1	5.000	02/28/20			100	100,270
Interactive Data Corp.	Ba3	3.750	02/12/18			2,993	2,990,565
NXP BV (Netherlands)	Ba3	4.750	01/11/20			422	426,294
Sensata Technologies BV, Inc. (Netherlands)	Baa3	3.750	05/12/18			91	91,610
SunGard Data Systems, Inc.	Ba3	4.000	03/06/20			1,493	1,504,161
Syniverse Holdings, Inc.	B1	4.000	04/23/19			970	971,138

							8,527,268

Telecommunications 0.1%
Crown Castle Operating Co.	Ba2	3.250	01/31/19			798	795,548
Level 3 Finance, Inc.	Ba3	4.000	01/15/20			1,000	1,004,490

							1,800,038

Transportation
Hertz Corp.	Ba1	3.000	03/11/18			296	296,171
RAC PLC (original cost $480,900; purchased 10/24/12)	B2	5.141	10/29/19	(e)(f)	GBP	300	485,834

							782,005

TOTAL BANK LOANS (cost $112,428,665)							113,405,734

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	25

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES 14.5%
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	BBB+(b)	5.889%(a)	07/10/44	$700	$767,350
Series 2006-6, Class A2	Aaa	5.309	10/10/45	324	326,130
Series 2006-6, Class A4	Aaa	5.356	10/10/45	2,988	3,248,380
Series 2007-1, Class A3	Aaa	5.449	01/15/49	128	127,843
Series 2007-1, Class A4	Aaa	5.451	01/15/49	2,000	2,201,166
Series 2007-1, Class AAB	Aaa	5.422	01/15/49	26	26,363
Series 2007-2, Class A1A	A+(b)	5.572(a)	04/10/49	2,595	2,841,925
Series 2007-2, Class A3	AAA(b)	5.596(a)	04/10/49	200	207,763
Series 2007-2, Class A4	A+(b)	5.623(a)	04/10/49	5,000	5,601,305
Series 2007-5, Class A3	AAA(b)	5.620	02/10/51	29	29,679
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class AM	Aaa	4.913(a)	07/10/43	50	52,700
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A3	AAA(b)	5.736	06/11/50	179	184,110
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	Aaa	5.705(a)	12/10/49	1,210	1,369,486
Series 2008-C7, Class A4	Aaa	6.132(a)	12/10/49	4,000	4,576,344
Series 2013-GC11, Class A3	Aaa	2.815	04/10/46	200	190,479
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5	Aaa	5.617	10/15/48	20	21,950
Series 2007-CD4, Class A2B	Aaa	5.205	12/11/49	7	6,919
Series 2007-CD4, Class A3	Aaa	5.293	12/11/49	200	204,016
Series 2007-CD4, Class A4	Aa3	5.322	12/11/49	6,325	7,008,214
COBALT Commercial Mortgage Trust, Series 2006-C1, Class A4	AA+(b)	5.223	08/15/48	7,427	8,052,353
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	Aaa	2.540	12/10/45	1,000	938,493
Series 2013-CR11, Class A3	Aaa	3.983	10/10/46	5,300	5,461,465
Series 2013-CR12, Class A2	Aaa	2.904	10/10/46	10,200	10,506,000
Series 2013-CR9, Class A3	AAA(b)	4.022	07/10/45	7,200	7,484,292
Commercial Mortgage Trust, Series 2005-GG3, Class AJ	Baa1	4.859(a)	08/10/42	1,200	1,248,404
Series 2006-C7, Class A4	AAA(b)	5.754(a)	06/10/46	85	93,070

See Notes to Financial Statements.

26

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	$275	$281,948
Series 2012-CR1, Class A3	Aaa	3.391	05/15/45	15	15,125
Series 2013-CR10, Class A3	Aaa	3.923	08/10/46	3,500	3,619,658
Series 2013-CR7, Class A3	Aaa	2.929	03/10/46	265	254,405
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class AM	AAA(b)	5.390(a)	02/15/39	1,014	1,088,136
Series 2006-C5, Class A3	Aaa	5.311	12/15/39	2,600	2,836,090
Series 2007-C4, Class A3	Aaa	5.761(a)	09/15/39	1,383	1,400,664
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	A1	4.832	04/15/37	3,337	3,473,814
Series 2005-C6, Class AM	Aaa	5.230(a)	12/15/40	100	106,487
Federal National Mortgage Association, Series 2012-M8, Class X1, IO	AA+(b)	2.229(a)	12/25/19	50,576	4,435,981
FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class X1, IO	AA+(b)	1.219(a)	04/25/20	5,502	323,970
Series K008, Class X1, IO	AA+(b)	1.667(a)	06/25/20	1,283	106,720
Series K010, Class X1, IO	AA+(b)	0.397(a)	10/25/20	24,705	420,259
Series K019, Class A2	AA+(b)	2.272	03/25/22	2,000	1,896,216
Series K020, Class A2, IO	AA+(b)	2.373	05/25/22	1,430	1,358,634
Series K020, Class X1, IO	AA+(b)	1.474(a)	05/25/22	1,981	190,811
Series K021, Class A2	AA+(b)	2.396	06/25/22	565	536,718
Series K021, Class X1, IO	AA+(b)	1.512(a)	06/25/22	4,479	449,295
Series K501, Class X1A, IO	AA+(b)	1.752(a)	08/25/16	391	13,400
Series K710, Class X1, IO	AA+(b)	1.783(a)	05/25/19	497	41,361
Series K711, Class X1, IO	AA+(b)	1.710(a)	07/25/19	3,988	323,371
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4	Aaa	5.310(a)	11/10/45	4,000	4,282,916
Series 2007-C1, Class AAB	Aaa	5.477	12/10/49	96	99,828
GMAC Commercial Mortgage Securities, Inc. Trust, Series 2005-C1, Class AM	AAA(b)	4.754	05/10/43	425	441,594
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3	Aaa	4.569	08/10/42	27	26,482

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	27

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Greenwich Capital Commercial Mortgage Trust, Series 2005-GG3, Class A4	Aaa	4.799%(a)	08/10/42	$1,570	$1,620,554
Series 2005-GG5, Class A5	Aa2	5.224(a)	04/10/37	5,000	5,304,635
Series 2005-GG5, Class AAB	Aaa	5.190(a)	04/10/37	78	79,510
Greenwich Capital Commercial Mortgage Trust II, Series 2007-GG11, Class A3	AAA(b)	5.716	12/10/49	102	101,873
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA	Aaa	4.680	07/10/39	17	17,021
Series 2013-GC10, Class XB, IO, 144A	A-(b)	0.501(a)	02/10/46	103,126	4,218,266
GS Mortgage Securities Trust, Series 2006-GG6, Class A2	AAA(b)	5.506(a)	04/10/38	38	38,001
Series 2006-GG6, Class A4	AAA(b)	5.553(a)	04/10/38	105	113,726
Series 2006-GG8, Class A3	Aaa	5.542	11/10/39	64	64,578
Series 2013-GC12, Class A3	AAA(b)	2.860	06/10/46	4,000	3,810,124
Series 2013-GC12, Class XB, IO	A-(b)	0.547(a)	06/10/46	37,400	1,664,973
Series 2013-GC13, Class A4	Aaa	3.871(a)	07/10/46	4,500	4,582,845
Series 2013-GC14, Class A4	Aaa	3.955	08/10/46	6,700	6,933,984
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	Aaa	2.475	12/15/47	1,000	981,027
Series 2012-LC9, Class A4	Aaa	2.611	12/15/47	1,700	1,598,717
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-CBX, Class AJ	Aa1	4.951(a)	01/12/37	200	203,981
Series 2005-CB13, Class A3A1	Aaa	5.243(a)	01/12/43	27	27,539
Series 2005-LDP3, Class A4B	Aaa	4.996(a)	08/15/42	180	191,386
Series 2005-LDP4, Class AM	Aa2	4.999(a)	10/15/42	750	798,187
Series 2005-LDP5, Class A3	Aaa	5.229(a)	12/15/44	1,140	1,160,627
Series 2006-LDP6, Class ASB	Aaa	5.490(a)	04/15/43	77	79,569
Series 2007-CB20, Class A4	Aaa	5.794(a)	02/12/51	60	67,939
Series 2007-LD11, Class A2	Aaa	5.798(a)	06/15/49	929	949,472
Series 2007-LD11, Class A3	Aaa	5.813(a)	06/15/49	218	222,521
Series 2007-LD11, Class A4	A3	5.813(a)	06/15/49	1,109	1,251,073
Series 2007-LD12, Class A2	Aaa	5.827	02/15/51	11	10,818
Series 2007-LD12, Class A3	Aaa	5.925(a)	02/15/51	1,700	1,742,913
Series 2007-LD12, Class A4	Aaa	5.882(a)	02/15/51	4,000	4,526,112
Series 2011-C3, Class A2, 144A	AAA(b)	3.673	02/15/46	500	526,543

See Notes to Financial Statements.

28

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Series 2012-C8, Class A2	AAA(b)	1.797%	10/15/45	$2,000	$2,004,892
Series 2012-CBX, Class A3	Aaa	3.139	06/15/45	55	56,005
Series 2013-C12, Class A3	Aaa	3.272	07/15/45	4,413	4,489,292
Series 2013-C13, Class A3	Aaa	3.525	01/15/46	4,630	4,784,887
Series 2013-FL3, Class XCP, IO, 144A	BB(b)	1.661(a)	04/15/28	192,000	1,956,864
Series 2013-LC11, Class A3	Aaa	2.592	04/15/46	5,000	4,894,215
Series 2013-LC11, Class A4	Aaa	2.694	04/15/46	6,350	5,961,424
Series 2013-LC11, Class XB, IO	A2	0.588(a)	04/15/46	34,956	1,569,606
LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class A6	AAA(b)	5.020(a)	08/15/29	12	12,615
Series 2005-C7, Class AM	AA(b)	5.263(a)	11/15/40	70	75,495
Series 2006-C7, Class A2	AAA(b)	5.300	11/15/38	141	148,074
Series 2007-C3, Class A3	Aaa	5.874(a)	07/15/44	172	175,095
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class AM	Aaa	5.308(a)	01/12/44	102	109,249
Series 2006-C1, Class AM	AA(b)	5.679(a)	05/12/39	30	32,450
Series 2007-C1, Class A3	AAA(b)	5.852(a)	06/12/50	945	967,992
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class AM	AA-(b)	5.519(a)	02/12/39	5,160	5,616,892
Series 2006-4, Class A2	Aaa	5.112(a)	12/12/49	16	16,136
Series 2006-4, Class A2FL	Aaa	0.294(a)	12/12/49	7	7,070
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class AM	Aa2	5.896(a)	06/12/46	100	109,782
Series 2006-3, Class A4	Aaa	5.414(a)	07/12/46	4,500	4,918,860
Series 2007-7, Class A4	Aa3	5.737(a)	06/12/50	5,053	5,642,048
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XB, IO, 144A	Aa2	0.238(a)	08/15/45	65,968	1,343,240
Series 2013-C10, Class A3	Aaa	3.968(a)	07/15/46	10,000	10,421,650
Series 2013-C11, Class A3	Aaa	3.960	08/15/46	8,400	8,706,230
Series 2013-C7, Class A3	Aaa	2.655	02/15/46	3,000	2,830,599
Series 2013-C8, Class A3	AAA(b)	2.863	12/15/48	4,000	3,838,964
Series 2013-C8, Class XB, IO, 144A	AA-(b)	0.497(a)	12/15/48	68,276	2,531,695

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	29

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4B	Aaa	5.284%(a)	09/15/42	$1,000	$1,058,363
Series 2006-HQ9, Class AM	AAA(b)	5.773(a)	07/12/44	200	219,511
Series 2007-HQ11, Class A31	Aaa	5.439	02/12/44	105	106,163
Series 2007-HQ11, Class A4	Aaa	5.447(a)	02/12/44	4,100	4,509,697
Series 2007-HQ12, Class A2FX	BBB(b)	5.579(a)	04/12/49	40	40,771
Series 2007-IQ13, Class A1A	AAA(b)	5.312	03/15/44	251	277,012
Series 2007-IQ14, Class AAB	Aaa	5.654(a)	04/15/49	249	258,669
UBS-Barclays Commercial Mortgage Trust, Series 2011-C1, Class A3	Aaa	3.595	01/10/45	1,135	1,158,783
Series 2012-C4, Class A3	AAA(b)	2.533	12/10/45	2,800	2,746,806
Series 2012-C4, Class A4	AAA(b)	2.792	12/10/45	1,500	1,426,674
Series 2013-C6, Class A3	Aaa	2.971	04/10/46	2,900	2,790,722
Series 2013-C6, Class XB, IO, I/O, 144A	A2	0.408(a)	04/10/46	140,883	4,603,352
Wachovia Bank Commercial Mortgage Trust, Series 2004-C10, Class A4	Aaa	4.748	02/15/41	14	14,144
Series 2005-C17, Class AJ	Aa2	5.224(a)	03/15/42	500	524,680
Series 2005-C20, Class AMFX	Aa1	5.179(a)	07/15/42	167	178,405
Series 2005-C21, Class AM	Aaa	5.239(a)	10/15/44	321	342,133
Series 2005-C22, Class A4	Aaa	5.289(a)	12/15/44	3,975	4,252,467
Series 2006-C23, Class A5	Aaa	5.416(a)	01/15/45	3,000	3,251,973
Series 2006-C25, Class A5	Aaa	5.724(a)	05/15/43	4,000	4,411,812
Series 2006-C27, Class A3	Aaa	5.765(a)	07/15/45	8,008	8,641,833
Series 2006-C28, Class A4	Aaa	5.572	10/15/48	5,000	5,495,570
Series 2007-C31, Class A4	Aa2	5.509	04/15/47	2,500	2,759,500
Series 2007-C32, Class A1A	A1	5.733(a)	06/15/49	2,707	3,001,605
Series 2007-C33, Class A4	Aaa	5.925(a)	02/15/51	250	277,353
Series 2007-C34, Class A1A	Aaa	5.608(a)	05/15/46	5,825	6,430,935
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class A3	Aaa	3.986	07/15/46	5,000	5,169,016

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $276,651,105)					270,857,866

See Notes to Financial Statements.

30

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS 38.7%

Aerospace & Defense 0.3%
B/E Aerospace, Inc., Sr. Unsec’d. Notes	Ba2	5.250%	04/01/22	$100	$102,750
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	Ba2	7.500	03/15/18	2,200	2,491,500
Moog, Inc., Sr. Sub. Notes	Ba3	7.250	06/15/18	1,876	1,946,350
Precision Castparts Corp., Sr. Unsec’d. Notes	A2	2.500	01/15/23	490	456,032
Textron, Inc., Sr. Unsec’d. Notes	Baa3	4.625	09/21/16	500	539,195

					5,535,827

Airlines 0.4%
American Airlines Pass-Through Trust, Series 2013-1, Class A, Equipment Trust, 144A	BBB-(b)	4.000	07/15/25	3,590	3,410,500
Continental Airlines Pass-Through Trust, Series 2007-2, Class A, Pass-Through Certificates	Baa2	5.983	04/19/22	103	111,967
Series 2012-2, Class A, Pass-Through Certificates	Baa2	4.000	10/29/24	125	121,250
Delta Air Lines, Inc. Pass-Through Trust, Series 2007-1, Class A, Pass-Through Certificates	Baa1	6.821	08/10/22	969	1,077,745
Series 2011-1, Class A, Pass-Through Certificates	Baa1	5.300	04/15/19	99	106,597
United Airlines Pass-Through Trust, Series 2013-1, Class A, Pass-Through Certificates	A-(b)	4.300	08/15/25	2,450	2,407,125

					7,235,184

Automotive 1.4%
American Axle & Manufacturing Holdings, Inc., Sr. Sec’d. Notes, 144A	Ba1	9.250	01/15/17	272	289,000

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	31

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Automotive (cont’d.)
Chrysler Group LLC, Sec’d. Notes	B1	8.000%	06/15/19	$1,500	$1,661,250
Cummins, Inc., Sr. Unsec’d. Notes	A3	4.875	10/01/43	175	181,087
Daimler Finance North America LLC, Gtd. Notes, 144A	A3	2.375	08/01/18	625	629,859
Gtd. Notes, 144A	A3	2.950	01/11/17	750	779,135
Dana Holding Corp., Sr. Unsec’d. Notes	B2	5.375	09/15/21	750	766,875
Sr. Unsec’d. Notes	B2	6.500	02/15/19	2,512	2,687,840
Ford Motor Co., Sr. Unsec’d. Notes	Baa3	4.750	01/15/43	150	139,563
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	2.375	01/16/18	650	653,721
Sr. Unsec’d. Notes	Baa3	3.000	06/12/17	410	426,779
Sr. Unsec’d. Notes	Baa3	4.207	04/15/16	200	213,462
Sr. Unsec’d. Notes	Baa3	4.250	02/03/17	6,470	6,986,170
General Motors Co., Sr. Unsec’d. Notes, 144A	Ba1	4.875	10/02/23	2,000	2,025,000
Sr. Unsec’d. Notes, 144A	Ba1	6.250	10/02/43	1,850	1,924,000
General Motors Financial Co., Inc., Gtd. Notes, 144A	Ba3	2.750	05/15/16	1,575	1,586,813
Gtd. Notes, 144A	Ba3	3.250	05/15/18	575	572,844
Sr. Notes, 144A	Ba3	4.250	05/15/23	575	552,000
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	Baa1	2.700	03/15/17	25	25,845
Johnson Controls, Inc., Sr. Unsec’d. Notes	Baa1	4.250	03/01/21	3,090	3,241,827
Lear Corp., Gtd. Notes	Ba2	7.875	03/15/18	93	98,580
Tenedora Nemak SA de CV (Mexico), Sr. Unsec’d. Notes, 144A	Ba2	5.500	02/28/23	1,000	992,500

					26,434,150

See Notes to Financial Statements.

32

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking 8.1%
Abbey National Treasury Services PLC (United Kingdom), Bank Gtd. Notes	A2	2.875%	04/25/14	$50	$50,510
American Express Co., Sr. Unsec’d. Notes	A3	2.650	12/02/22	3,099	2,911,052
Sr. Unsec’d. Notes	A3	7.000	03/19/18	165	199,670
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A	Baa2	4.250	04/01/23	263	250,508
Bank of America Corp., Jr. Sub. Notes	B1	8.000(a)	12/29/49	3,190	3,532,925
Jr. Sub. Notes	B1	8.125(a)	12/29/49	1,000	1,117,500
Sr. Unsec’d. Notes	Baa2	4.100	07/24/23	3,450	3,495,909
Sr. Unsec’d. Notes	Baa2	5.625	10/14/16	160	179,334
Sr. Unsec’d. Notes	Baa2	5.700	01/24/22	2,945	3,380,727
Sr. Unsec’d. Notes	Baa2	5.875	01/05/21	450	522,046
Sr. Unsec’d. Notes	Baa2	6.000	09/01/17	500	574,003
Sr. Unsec’d. Notes	Baa2	7.625	06/01/19	490	610,866
Sr. Unsec’d. Notes, MTN	Baa2	3.300	01/11/23	9,525	9,141,685
Sr. Unsec’d. Notes, MTN	Baa2	5.875	02/07/42	650	746,754
BB&T Corp., Sr. Unsec’d. Notes, MTN	A2	1.600	08/15/17	25	24,990
Branch Banking & Trust Co., Sub. Notes	A2	0.574(a)	09/13/16	1,500	1,486,166
Capital One Bank USA NA, Sub. Notes	Baa1	3.375	02/15/23	1,720	1,639,435
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	3.500	06/15/23	330	317,612
Sr. Unsec’d. Notes	Baa1	4.750	07/15/21	300	322,923
Sub. Notes	Baa2	6.150	09/01/16	110	123,377
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	3.375	03/01/23	7,400	7,169,897
Sr. Unsec’d. Notes	Baa2	3.875	10/25/23	2,350	2,350,306
Sr. Unsec’d. Notes	Baa2	4.500	01/14/22	1,525	1,627,877
Sr. Unsec’d. Notes	Baa2	6.125	05/15/18	330	384,274
Sr. Unsec’d. Notes	Baa2	8.125	07/15/39	1,455	2,044,824
Sr. Unsec’d. Notes	Baa2	8.500	05/22/19	350	452,858
Sub. Notes	Baa3	6.675	09/13/43	1,000	1,117,818
Sub. Notes	Baa3	3.500	05/15/23	2,500	2,320,245

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	33

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Sub. Notes	Baa3	4.050%	07/30/22	$550	$544,256
Sub. Notes	Baa3	4.875	05/07/15	250	263,447
Sub. Notes	Baa3	5.000	09/15/14	100	103,483
Discover Bank, Sr. Unsec’d. Notes	Baa3	2.000	02/21/18	1,200	1,186,751
Sr. Unsec’d. Notes	Baa3	4.200	08/08/23	2,900	2,940,870
Sub. Notes	Ba1	7.000	04/15/20	800	944,425
Fifth Third Bank, Sr. Unsec’d. Notes	A3	1.450	02/28/18	2,275	2,234,507
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	3.625	01/22/23	6,000	5,853,390
Sr. Unsec’d. Notes	A3	5.125	01/15/15	100	105,060
Sr. Unsec’d. Notes	A3	5.250	07/27/21	1,840	2,030,935
Sr. Unsec’d. Notes	A3	5.750	01/24/22	4,590	5,204,968
Sr. Unsec’d. Notes	A3	6.250	02/01/41	600	694,436
Sr. Unsec’d. Notes, MTN(g)	A3	6.000	06/15/20	4,450	5,151,578
Sub. Notes	Baa1	5.625	01/15/17	130	144,633
HSBC Bank PLC (United Kingdom), Sr. Notes, 144A	Aa3	3.500	06/28/15	120	125,559
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	4.000	03/30/22	1,600	1,656,194
Sub. Notes	A3	6.500	05/02/36	610	719,286
Huntington Bancshares, Inc., Sr. Unsec’d. Notes	Baa1	2.600	08/02/18	2,350	2,371,512
ING Bank NV (Netherlands), Unsec’d. Notes, 144A	A2	2.000	09/25/15	300	304,713
Intesa Sanpaolo SpA (Italy), Bank Gtd. Notes	Baa2	3.125	01/15/16	475	484,392
JPMorgan Chase & Co., Jr. Sub. Notes	Ba1	6.000(a)	12/31/49	3,725	3,603,938
Jr. Sub. Notes	Ba1	7.900(a)	04/29/49	130	143,325
Sr. Unsec’d. Notes	A2	3.150	07/05/16	15	15,755
Sr. Unsec’d. Notes	A2	3.200	01/25/23	9,500	9,121,796
Sr. Unsec’d. Notes(g)	A2	3.250	09/23/22	2,115	2,042,929
Sr. Unsec’d. Notes	A2	4.500	01/24/22	720	767,125
Sr. Unsec’d. Notes	A2	5.400	01/06/42	600	650,723
Sr. Unsec’d. Notes	A2	6.000	01/15/18	130	150,358
Sub. Notes	A3	3.375	05/01/23	1,925	1,804,156

See Notes to Financial Statements.

34

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
KeyBank NA, Sr. Unsec’d. Notes	A3	1.650%	02/01/18	$700	$693,153
Lloyds Bank PLC (United Kingdom), Bank Gtd. Notes	A2	6.375	01/21/21	4,570	5,418,804
Gtd. Notes, MTN, 144A	A2	5.800	01/13/20	100	114,952
Mizuho Bank Ltd. (Japan), Gtd. Notes, 144A	A1	1.850	03/21/18	675	666,271
Morgan Stanley, Notes, MTN	Baa1	6.625	04/01/18	100	117,282
Sr. Unsec’d. Notes	Baa1	2.125	04/25/18	2,880	2,863,426
Sr. Unsec’d. Notes	Baa1	3.750	02/25/23	7,150	7,059,352
Sr. Unsec’d. Notes	Baa1	6.375	07/24/42	700	828,225
Sr. Unsec’d. Notes, MTN	Baa1	4.100	01/26/15	130	134,654
Sr. Unsec’d. Notes, MTN	Baa1	5.500	07/28/21	1,900	2,138,427
Sr. Unsec’d. Notes, MTN	Baa1	5.625	09/23/19	680	775,948
Sr. Unsec’d. Notes, MTN	Baa1	5.750	10/18/16	365	409,456
Sr. Unsec’d. Notes, MTN	Baa1	6.250	08/28/17	1,930	2,222,970
Sub. Notes, MTN	Baa2	4.100	05/22/23	1,730	1,671,092
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa3	1.625	05/15/18	4,125	4,058,175
Sr. Unsec’d. Notes, 144A	Aa3	3.125	03/20/17	200	210,320
Northern Trust Corp., Sub. Notes	A2	3.950	10/30/25	4,375	4,381,908
People’s United Financial, Inc., Sr. Unsec’d. Notes	A3	3.650	12/06/22	325	314,151
PNC Bank NA, Sub. Notes	A3	2.950	01/30/23	900	840,627
Sub. Notes	A3	3.800	07/25/23	2,425	2,412,548
Sub. Notes	A3	4.200	11/01/25	2,125	2,148,194
PNC Financial Services Group, Inc., Sr. Unsec’d. Notes	A3	2.854(d)	11/09/22	125	117,295
PNC Funding Corp., Bank Gtd. Notes	A3	2.700	09/19/16	50	52,098
Royal Bank of Scotland Group PLC (The) (United Kingdom), Bank Gtd. Notes	A3	4.875	03/16/15	100	105,099
Gtd. Notes	A3	6.125	01/11/21	350	400,636
Sr. Unsec’d. Notes	Baa1	2.550	09/18/15	50	51,209

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	35

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	Baa2	3.000%	09/24/15		$75	$77,229
Sr. Unsec’d. Notes	Baa2	4.625	04/19/16		870	933,418
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes	Aa3	3.000	01/18/23		800	761,246
SunTrust Bank, Sr. Unsec’d. Notes	A3	2.750	05/01/23		1,225	1,123,945
SunTrust Banks, Inc., Sr. Unsec’d. Notes	Baa1	2.350	11/01/18		2,000	2,008,100
US Bancorp, Jr. Sub. Notes	A3	3.442	02/01/16		130	136,017
Sub. Notes, MTN	A2	2.950	07/15/22		25	23,753
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	0.438(a)	10/28/15		200	199,635
Sr. Unsec’d. Notes, MTN	A2	2.100	05/08/17		100	102,766
Sr. Unsec’d. Notes, MTN	A2	3.500	03/08/22		930	943,893
Sr. Unsec’d. Notes, MTN	A2	4.600	04/01/21		250	275,450
Sub. Notes	A3	4.125	08/15/23		2,900	2,900,244
Sub. Notes	A3	5.375	11/02/43		1,480	1,497,389

						150,649,948

Brokerage
Jefferies Group LLC, Sr. Unsec’d. Notes	Baa3	6.500	01/20/43		175	173,965
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	Baa3	2.000	09/13/16		540	543,947

						717,912

Building Materials & Construction 0.5%
Building Materials Corp. of America, Sr. Notes, 144A (original cost $2,360,680; purchased 09/28/12 - 05/09/13)	Ba3	6.875	08/15/18	(e)(f)	2,176	2,317,440
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, Regs	B+(b)	9.875	04/30/19		770	870,100

See Notes to Financial Statements.

36

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials & Construction 0.5%
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	B+(b)	6.500%	12/10/19			$2,000	$2,030,000
Faenza GmbH (Germany), Gtd. Notes, 144A	Caa1	8.250	08/15/21		EUR	500	721,307
HD Supply, Inc., Sr. Sec’d. Notes	B1	8.125	04/15/19			2,228	2,490,236
KB Home, Gtd. Notes	B2	7.500	09/15/22			675	707,063
Mohawk Industries, Inc., Sr. Unsec’d. Notes	Ba1	3.850	02/01/23			209	201,984
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, 144A	Baa3	5.125	06/26/22			600	600,000
Gtd. Notes, 144A	Baa3	7.125	06/26/42			220	215,600
Owens Corning, Inc., Gtd. Notes	Ba1	4.200	12/15/22			125	124,123

							10,277,853

Cable 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	5.750	01/15/24			2,000	1,895,000
Columbus International, Inc. (Barbados), Sr. Sec’d. Notes, 144A (original cost $2,873,375; purchased 09/13/12 - 07/24/13)	B2	11.500	11/20/14	(e)(f)		2,600	2,801,500
Comcast Corp., Gtd. Notes	A3	4.250	01/15/33			925	887,815
Gtd. Notes	A3	6.450	03/15/37			750	912,257
Gtd. Notes	A3	6.500	01/15/17			100	116,111
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	6.750	11/15/21			50	54,500
Sr. Unsec’d. Notes	Ba3	8.625	02/15/19			35	41,388
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	3.500	03/01/16			130	136,165
Dish DBS Corp., Gtd. Notes	Ba3	4.250	04/01/18			1,500	1,522,500
Gtd. Notes	Ba3	6.625	10/01/14			200	209,250

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	37

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Cable (cont’d.)
NBCUniversal Media LLC, Gtd. Notes	A3	4.450%	01/15/43		$325	$307,399
Gtd. Notes	A3	5.950	04/01/41		230	264,809
NET Servicos de Comunicacao SA (Brazil), Gtd. Notes	Baa3	7.500	01/27/20		2,207	2,383,560
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.875	11/15/40		870	745,760
Gtd. Notes	Baa2	6.550	05/01/37		75	70,186
Time Warner Entertainment Co. LP, Gtd. Notes	Baa2	8.375	07/15/33		660	722,694
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	Ba3	5.500	09/15/22	EUR	160	220,499
Sr. Sec’d. Notes, MTN, 144A	Ba3	5.125	01/21/23	EUR	620	825,738
UPC Holding BV (Netherlands), Sec’d. Notes, 144A	B2	9.875	04/15/18		3,050	3,301,625
UPCB Finance III Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	Ba3	6.625	07/01/20		150	160,125
Videotron Ltd (Canada), Gtd. Notes	Ba2	9.125	04/15/18		347	364,784
Gtd. Notes	Ba2	5.000	07/15/22		4,500	4,421,250
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	Ba3	6.000	04/15/21	GBP	800	1,324,418

						23,689,333

Capital Goods 1.6%
Actuant Corp., Gtd. Notes	Ba2	5.625	06/15/22		75	75,188
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	B2	8.250	01/15/19		2,225	2,425,250
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	1.250	11/06/17		325	320,968

See Notes to Financial Statements.

38

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
CNH Capital LLC, Gtd. Notes	Ba1	3.875%	11/01/15			$500	$515,625
Deere & Co., Sr. Unsec’d. Notes	A2	2.600	06/08/22			50	47,968
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $44,987; purchased 03/12/12)	Baa1	2.750	03/15/17	(e)(f)		45	46,476
Gtd. Notes, 144A (original cost $131,355; purchased 05/30/13)	Baa1	6.700	06/01/34	(e)(f)		110	126,189
Gtd. Notes, 144A (original cost $2,232,116; purchased 05/14/13)	Baa1	7.000	10/15/37	(e)(f)		1,725	2,075,872
General Electric Co., Sr. Unsec’d. Notes	Aa3	4.125	10/09/42			125	115,435
Griffon Corp., Gtd. Notes	B1	7.125	04/01/18			1,850	1,977,188
Hertz Corp. (The), Gtd. Notes	B2	6.750	04/15/19			3,125	3,371,094
Hertz Holdings Netherlands BV, Sr. Sec’d. Notes, RegS	B1	8.500	07/31/15		EUR	100	141,546
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $24,990; purchased 07/10/12)	Baa3	2.500	07/11/14	(e)(f)		25	25,254
Sr. Unsec’d. Notes, 144A (original cost $274,593; purchased 09/24/12)	Baa3	2.500	03/15/16	(e)(f)		275	281,056
Sr. Unsec’d. Notes, 144A (original cost $449,024; purchased 01/14/13)	Baa3	2.875	07/17/18	(e)(f)		450	452,633
Unsec’d. Notes, 144A (original cost $24,976; purchased 05/08/12)	Baa3	3.125	05/11/15	(e)(f)		25	25,688
Pentair Finance SA, Gtd. Notes	Baa2	1.350	12/01/15			325	326,146
Gtd. Notes	Baa2	1.875	09/15/17			50	49,656

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	39

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Roper Industries, Inc., Sr. Unsec’d. Notes	Baa2	1.850%	11/15/17	$175	$174,993
SPX Corp., Gtd. Notes	Ba3	6.875	09/01/17	1,000	1,123,750
Gtd. Notes	Ba3	7.625	12/15/14	600	642,000
Terex Corp., Gtd. Notes	B2	6.000	05/15/21	5,050	5,277,250
Gtd. Notes	B2	6.500	04/01/20	1,005	1,075,350
United Rentals North America, Inc., Gtd. Notes	B2	7.625	04/15/22	3,869	4,333,280
Gtd. Notes	B3	8.375	09/15/20	1,000	1,117,500
Gtd. Notes	B2	9.250	12/15/19	240	269,700
Sr. Unsec’d. Notes	B2	8.250	02/01/21	550	622,875
United Technologies Corp., Sr. Unsec’d. Notes	A2	1.800	06/01/17	50	50,974
Sr. Unsec’d. Notes	A2	4.500	06/01/42	140	138,084
Votorantim Cimentos SA (Brazil), Gtd. Notes, RegS	Baa3	7.250	04/05/41	1,070	985,000
Xylem, Inc., Gtd. Notes	Baa2	3.550	09/20/16	1,635	1,723,450
Sr. Unsec’d. Notes	Baa2	4.875	10/01/21	50	53,486

					29,986,924

Chemicals 1.4%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	4.900	06/01/43	2,020	1,901,004
Sr. Unsec’d. Notes	Baa2	6.125	01/15/41	170	186,771
Ashland, Inc., Gtd. Notes	Ba1	4.750	08/15/22	700	672,000
Sr. Unsec’d. Notes	Ba1	3.875	04/15/18	2,625	2,638,125
Celanese US Holdings LLC, Gtd. Notes	Ba2	6.625	10/15/18	610	658,038
CF Industries, Inc., Gtd. Notes	Baa2	4.950	06/01/43	1,765	1,669,095
Gtd. Notes	Baa2	6.875	05/01/18	160	189,541
Gtd. Notes	Baa2	7.125	05/01/20	125	148,914

See Notes to Financial Statements.

40

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	3.000%	11/15/22	$1,550	$1,456,732
Sr. Unsec’d. Notes	Baa2	4.250	11/15/20	3,150	3,362,121
Sr. Unsec’d. Notes	Baa2	5.250	11/15/41	125	126,711
Sr. Unsec’d. Notes	Baa2	9.400	05/15/39	120	177,899
Ecolab, Inc., Sr. Unsec’d. Notes	Baa1	1.450	12/08/17	600	591,259
Koppers, Inc., Gtd. Notes	B1	7.875	12/01/19	1,600	1,736,000
LYB International Finance BV (Netherlands), Gtd. Notes	Baa1	5.250	07/15/43	775	788,297
LyondellBasell Industries NV, Sr. Unsec’d. Notes	Baa1	6.000	11/15/21	700	814,453
Mexichem SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A	Ba1	4.875	09/19/22	2,000	1,980,000
Sr. Unsec’d. Notes, RegS	Ba1	4.875	09/19/22	950	940,500
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes	Ba2	8.625	11/01/19	2,118	2,340,390
Phosagro OAO via Phosagro Bond Funding Ltd. (Russia), Gtd. Notes, 144A	Baa3	4.204	02/13/18	930	932,325
Rhodia SA (France), Sr. Unsec’d. Notes, 144A	Baa2	6.875	09/15/20	1,000	1,115,205
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	A3	1.350	12/15/17	350	345,278
Sibur Securities Ltd. (Russia), Gtd. Notes, 144A	Ba1	3.914	01/31/18	900	879,750

					25,650,408

Consumer 0.6%
ADT Corp. (The), Sr. Unsec’d. Notes	Ba2	2.250	07/15/17	50	48,490
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A	B2	4.625	05/15/21	3,500	3,307,500
Jarden Corp., Gtd. Notes	Ba3	6.125	11/15/22	500	533,750
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	Baa3	2.050	12/01/17	375	372,949

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	41

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Consumer (cont’d)
PVH Corp., Sr. Unsec’d. Notes	Ba3	4.500%	12/15/22	$700	$666,750
Sr. Unsec’d. Notes	Ba3	7.375	05/15/20	505	552,975
QVC, Inc., Sr. Sec’d. Notes	Ba2	4.375	03/15/23	2,000	1,901,128
Sr. Sec’d. Notes	Ba2	5.125	07/02/22	1,800	1,825,223
Sr. Sec’d. Notes, 144A	Ba2	7.500	10/01/19	525	566,899
Service Corp. International, Sr. Unsec’d. Notes	B1	7.000	05/15/19	1,500	1,612,500

					11,388,164

Electric 1.0%
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	8.000	10/15/17	1,655	1,948,763
Alabama Power Co., Sr. Unsec’d. Notes	A2	3.850	12/01/42	275	243,466
American Electric Power Co., Inc., Sr. Unsec’d. Notes	Baa2	2.950	12/15/22	550	514,538
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.500	02/15/21	1,500	1,620,000
Sr. Sec’d. Notes, 144A	B1	7.875	07/31/20	2,000	2,185,000
Connecticut Light & Power Co. (The), First Ref. Mtge.	A3	2.500	01/15/23	375	352,983
Covanta Holding Corp., Sr. Unsec’d. Notes	Ba3	7.250	12/01/20	3,100	3,353,472
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes, 144A	A3	4.800	11/01/43	125	125,666
DPL, Inc., Sr. Unsec’d. Notes	Ba2	7.250	10/15/21	1,500	1,560,000
Duke Energy Carolinas LLC, First Ref. Mortgage	Aa3	4.000	09/30/42	50	46,235
Duke Energy Corp., Sr. Unsec’d. Notes	Baa1	1.625	08/15/17	225	225,278
Entergy Arkansas, Inc., First Mortgage	A3	3.050	06/01/23	450	430,338
Entergy Corp., Sr. Unsec’d. Notes	Baa3	4.700	01/15/17	75	80,581

See Notes to Financial Statements.

42

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
FirstEnergy Corp., Sr. Unsec’d. Notes	Baa3	2.750%	03/15/18		$950	$931,152
Nextera Energy Capital Holdings, Inc., Gtd. Notes	Baa1	3.625	06/15/23		1,575	1,510,764
NRG Energy, Inc., Gtd. Notes	B1	7.625	01/15/18		2,775	3,149,625
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	3.150	04/01/22		75	73,298
Publicvice Electric & Gas Co., Sec’d. Notes, MTN	A1	3.800	01/01/43		200	178,987
South Carolina Electric & Gas Co., First Mtge.	A3	4.350	02/01/42		130	124,561
Techem Energy Metering Service GmbH & Co. KG (Germany), Gtd. Notes, MTN, 144A	B3	7.875	10/01/20	EUR	125	188,942
Techem GmbH (Germany), Sr. Sec’d. Notes, MTN, 144A	Ba3	6.125	10/01/19	EUR	200	293,275
Westar Energy, Inc., First Mortgage	A3	4.100	04/01/43		325	301,594

						19,438,518

Energy - Integrated 0.7%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	1.846	05/05/17		150	152,582
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	3.000	08/15/22		175	166,601
Sr. Unsec’d. Notes	Baa2	4.450	09/15/42		1,070	985,713
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	Ba2	7.250	12/12/21		3,750	4,125,000
Reliance Holdings USA, Inc. (India), Gtd. Notes, 144A	Baa2	5.400	02/14/22		2,250	2,300,510
Rosneft Finance SA (Russia), Gtd. Notes, MTN, 144A	Baa2	6.625	03/20/17		180	198,450
Sasol Financing International PLC (South Africa), Gtd. Notes	Baa1	4.500	11/14/22		4,600	4,393,000

						12,321,856

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	43

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy - Other 1.3%
Afren PLC (United Kingdom), Sr. Sec’d. Notes, RegS	B+(b)	10.250%	04/08/19	$900	$1,030,500
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.375	09/15/17	4,460	5,213,860
Sr. Unsec’d. Notes	Baa3	6.450	09/15/36	750	882,725
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	1.191(a)	06/02/14	125	125,460
Sr. Unsec’d. Notes	Baa1	3.600	04/30/22	450	453,422
Sr. Unsec’d. Notes	Baa1	4.500	06/01/21	340	366,110
Sr. Unsec’d. Notes	Baa1	5.950	06/01/41	100	112,565
Continental Resources, Inc., Gtd. Notes	Ba2	5.000	09/15/22	2,240	2,332,400
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	1.875	05/15/17	75	75,586
Diamond Offshore Drilling, Inc., Sr. Unsec’d. Notes	A3	4.875	11/01/43	1,100	1,098,284
Halliburton Co., Sr. Unsec’d. Notes	A2	4.750	08/01/43	3,100	3,126,158
Nabors Industries, Inc., Gtd. Notes	Baa2	4.625	09/15/21	240	242,855
Gtd. Notes	Baa2	6.150	02/15/18	80	90,244
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.150	12/15/21	500	525,530
Sr. Unsec’d. Notes	Baa2	6.000	03/01/41	1,775	2,038,850
Noble Holding International Ltd., Gtd. Notes	Baa2	2.500	03/15/17	25	25,371
Phillips 66, Gtd. Notes	Baa1	2.950	05/01/17	25	26,019
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Baa3	3.950	07/15/22	2,536	2,584,679
Sr. Unsec’d. Notes	Baa3	7.500	01/15/20	610	756,551
Plains Exploration & Production Co., Gtd. Notes	Baa3	6.500	11/15/20	600	661,036
Schlumberger Norge A/S, Gtd. Notes, 144A	A1	1.250	08/01/17	1,200	1,187,040
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	2.500	10/15/17	150	151,401

See Notes to Financial Statements.

44

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy - Other (cont’d)
Weatherford International Ltd., Gtd. Notes	Baa2	5.950%	04/15/42	$785	$780,040
Gtd. Notes	Baa2	6.750	09/15/40	1,125	1,208,998

					25,095,684

Foods 1.6%
Anheuser-Busch InBev Finance, Inc. (Bermuda), Gtd. Notes	A3	4.000	01/17/43	600	554,578
Anheuser-Busch InBev Worldwide, Inc. (Bermuda), Gtd. Notes	A3	2.500	07/15/22	200	188,374
Gtd. Notes	A3	8.200	01/15/39	250	376,094
ARAMARK Corp., Gtd. Notes, 144A	B3	5.750	03/15/20	1,600	1,676,000
BFF International Ltd. (Brazil), Gtd. Notes, RegS	Baa3	7.250	01/28/20	525	594,563
BRF SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa3	3.950	05/22/23	525	472,500
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	Baa3	4.750	10/01/18	950	986,480
ConAgra Foods, Inc., Sr. Unsec’d. Notes	Baa2	2.100	03/15/18	225	224,895
Constellation Brands, Inc., Gtd. Notes	Ba1	6.000	05/01/22	450	490,500
Gtd. Notes	Ba1	7.250	09/01/16	550	627,688
Cott Beverages, Inc., Gtd. Notes	B3	8.125	09/01/18	7,057	7,612,739
Darling International, Inc., Gtd. Notes	Ba2	8.500	12/15/18	3,400	3,757,000
Embotelladora Andina SA (Chile), Sr. Unsec’d. Notes, 144A	BBB(b)	5.000	10/01/23	1,050	1,079,424
Fiesta Restaurant Group, Inc., Sec’d. Notes	B2	8.875	08/15/16	2,750	2,918,438
Kraft Foods Group, Inc., Sr. Unsec’d. Notes	Baa2	2.250	06/05/17	50	51,178
Sr. Unsec’d. Notes	Baa2	6.125	08/23/18	160	189,005
Sr. Unsec’d. Notes	Baa2	6.500	02/09/40	1,020	1,220,893

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	45

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Foods (cont’d.)
Minerva Luxembourg SA (Brazil), Gtd. Notes, 144A	B1	12.250%	02/10/22	$250	$280,000
Molson Coors Brewing Co., Gtd. Notes	Baa2	2.000	05/01/17	50	50,691
Sigma Alimentos SA de CV (Mexico), Gtd. Notes, RegS	Baa3	5.625	04/14/18	1,100	1,199,000
Stater Brothers Holdings, Inc., Gtd. Notes	B2	7.375	11/15/18	1,006	1,063,845
Gtd. Notes	B2	7.750	04/15/15	125	125,470
Sun Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	B2	5.875	08/01/21	2,400	2,508,000
TreeHouse Foods, Inc., Gtd. Notes	Ba2	7.750	03/01/18	500	528,750
Tyson Foods, Inc., Gtd. Notes	Baa3	6.600	04/01/16	340	381,697

					29,157,802

Gaming 0.1%
Marina District Finance Co., Inc., Sr. Sec’d. Notes	B2	9.875	08/15/18	100	108,750
MGM Resorts International, Gtd. Notes	B3	6.625	12/15/21	1,000	1,068,750
Gtd. Notes	B3	7.625	01/15/17	500	568,750

					1,746,250

Healthcare & Pharmaceutical 1.7%
AbbVie, Inc., Sr. Unsec’d. Notes	Baa1	4.400	11/06/42	125	117,845
Actavis PLC, Sr. Unsec’d. Notes	Baa3	1.875	10/01/17	1,850	1,845,419
Sr. Unsec’d. Notes	Baa3	4.625	10/01/42	75	69,149
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	2.125	05/15/17	125	127,584
Sr. Unsec’d. Notes	Baa1	5.375	05/15/43	610	633,722
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A2	4.000	09/18/42	130	116,334

See Notes to Financial Statements.

46

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
Celgene Corp., Sr. Unsec’d. Notes	Baa2	1.900%	08/15/17	$50	$50,435
CHS/Community Health Systems, Inc., Gtd. Notes	B3	8.000	11/15/19	2,300	2,492,625
Sr. Sec’d. Notes	Ba2	5.125	08/15/18	150	156,000
Express Scripts Holding Co., Gtd. Notes	Baa3	2.100	02/12/15	50	50,789
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	5.650	12/01/41	670	755,842
Glaxosmithkline Capital, Inc., Gtd. Notes	A1	6.375	05/15/38	730	918,564
HCA, Inc., Gtd. Notes	B3	8.000	10/01/18	500	587,500
Sr. Sec’d. Notes	Ba3	4.750	05/01/23	3,400	3,276,750
Sr. Sec’d. Notes	Ba3	5.875	03/15/22	3,425	3,604,813
Sr. Unsec’d. Notes	B3	7.190	11/15/15	100	109,500
Sr. Unsec’d. Notes, MTN	B3	9.000	12/15/14	200	216,000
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	Baa2	3.750	08/23/22	25	24,533
Medco Health Solutions, Inc., Gtd. Notes	Baa3	7.125	03/15/18	1,000	1,204,116
Merck & Co, Inc., Sr. Unsec’d. Notes	A2	4.150	05/18/43	2,650	2,484,306
Mylan, Inc., Gtd. Notes, 144A	Baa3	2.600	06/24/18	1,200	1,208,299
Gtd. Notes, 144A	Baa3	6.000	11/15/18	550	591,746
Pfizer, Inc., Sr. Unsec’d. Notes	A1	4.300	06/15/43	2,350	2,245,181
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	A1	7.000	03/01/39	550	741,498
Sanofi (France), Sr. Unsec’d. Notes	A1	1.250	04/10/18	925	910,775
Tenet Healthcare Corp., Sr. Sec’d. Notes	Ba3	6.250	11/01/18	600	657,000
Teva Pharmaceutical Finance Co. BV (Curacao), Gtd. Notes	A3	2.950	12/18/22	300	278,225

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	47

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	6.500%	07/15/16	$680	$703,800
Gtd. Notes, 144A	B1	6.875	12/01/18	500	534,375
Sr. Unsec’d. Notes, 144A	B1	6.750	08/15/18	3,570	3,909,150
Zoetis, Inc., Sr. Unsec’d. Notes	Baa2	4.700	02/01/43	975	920,768

					31,542,643

Healthcare Insurance 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	Baa2	2.750	11/15/22	450	420,629
Sr. Unsec’d. Notes	Baa2	4.125	11/15/42	325	290,068
Sr. Unsec’d. Notes	Baa2	4.500	05/15/42	530	502,571
Sr. Unsec’d. Notes	Baa2	6.000	06/15/16	50	56,404
Cigna Corp., Sr. Unsec’d. Notes	Baa2	5.375	02/15/42	350	374,158
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa2	5.950	03/15/17	320	363,779
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	3.950	10/15/42	175	152,941
Sr. Unsec’d. Notes	A3	4.375	03/15/42	1,055	995,812
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	4.650	01/15/43	400	374,736
Sr. Unsec’d. Notes	Baa2	5.100	01/15/44	1,925	1,934,906

					5,466,004

Insurance 1.8%
Allied World Assurance Co. Ltd., Gtd. Notes	Baa1	7.500	08/01/16	100	116,049
Allstate Corp. (The), Sr. Unsec’d. Notes	A3	4.500	06/15/43	175	173,682
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	6.400	12/15/20	4,490	5,386,644
Sr. Unsec’d. Notes, MTN	Baa1	5.450	05/18/17	2,190	2,467,383
Aon Corp. (United Kingdom), Gtd. Notes	Baa2	3.125	05/27/16	110	115,221

See Notes to Financial Statements.

48

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	5.750%	12/01/14	$500	$526,107
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	Aa2	4.500	02/11/43	740	713,556
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	Baa3	4.300	04/15/43	1,062	976,174
Sr. Unsec’d. Notes	Baa3	5.125	04/15/22	205	229,275
Sr. Unsec’d. Notes	Baa3	6.100	10/01/41	470	558,796
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa2	4.250	06/15/23	1,975	1,975,962
Gtd. Notes, 144A	Baa2	4.950	05/01/22	75	79,293
Gtd. Notes, 144A	Baa2	6.500	05/01/42	1,530	1,709,290
Sr. Unsec’d. Notes, 144A	Baa2	6.700	08/15/16	115	131,152
Lincoln National Corp., Sr. Unsec’d. Notes	Baa1	4.200	03/15/22	70	72,938
Sr. Unsec’d. Notes	Baa1	6.300	10/09/37	175	207,459
Sr. Unsec’d. Notes	Baa1	7.000	06/15/40	3,290	4,242,721
Markel Corp., Sr. Unsec’d. Notes	Baa2	4.900	07/01/22	2,020	2,157,396
Sr. Unsec’d. Notes	Baa2	5.000	03/30/43	125	119,505
Sr. Unsec’d. Notes	Baa2	7.125	09/30/19	630	763,115
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A	A1	5.375	12/01/41	320	340,689
MetLife, Inc., Sr. Unsec’d. Notes	A3	3.048	12/15/22	225	216,353
Sr. Unsec’d. Notes	A3	4.125	08/13/42	720	655,412
Sr. Unsec’d. Notes	A3	4.368	09/15/23	2,025	2,137,460
Metropolitan Life Global Funding I, Sec’d. Notes, 144A	Aa3	1.500	01/10/18	725	715,091
Nippon Life Insurance Co. (Japan), Sub. Notes, 144A	A2	5.000(a)	10/18/42	200	203,000
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	Aa2	6.063	03/30/40	200	233,700

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	49

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Principal Financial Group, Inc., Gtd. Notes	A3	4.350%	05/15/43	$975	$911,029
Swiss Re Treasury US Corp., Gtd. Notes, 144A	A1	4.250	12/06/42	795	706,721
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	Aa2	6.850	12/16/39	640	806,460
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	4.625	03/15/22	1,435	1,498,836
Sr. Unsec’d. Notes	Baa2	5.375	09/15/20	1,500	1,654,454

					32,800,923

Lodging 0.4%
Carnival Corp. (Panama), Gtd. Notes	Baa1	1.200	02/05/16	950	945,462
Gtd. Notes	Baa1	1.875	12/15/17	425	416,786
Marriott International, Inc., Sr. Unsec’d. Notes	Baa2	3.000	03/01/19	115	116,839
Sr. Unsec’d. Notes	Baa2	3.250	09/15/22	75	71,411
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Baa2	6.750	05/15/18	150	177,546
Sr. Unsec’d. Notes	Baa2	7.150	12/01/19	550	671,018
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	Baa3	2.500	03/01/18	275	275,097
Sr. Unsec’d. Notes	Baa3	2.950	03/01/17	3,820	3,916,180
Sr. Unsec’d. Notes	Baa3	4.250	03/01/22	475	473,549

					7,063,888

Media & Entertainment 2.4%
AMC Entertainment, Inc., Gtd. Notes	Caa1	9.750	12/01/20	3,450	3,941,625
AMC Networks, Inc., Gtd. Notes	B1	4.750	12/15/22	2,770	2,679,975
Belo Corp., Gtd. Notes	Ba1	8.000	11/15/16	1,902	1,987,590

See Notes to Financial Statements.

50

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
CBS Corp., Gtd. Notes	Baa2	1.950%	07/01/17	$50	$50,457
Gtd. Notes	Baa2	4.850	07/01/42	350	324,652
Gtd. Notes	Baa2	8.875	05/15/19	220	282,523
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	B1	9.125	08/01/18	4,153	4,547,535
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	B1	6.500	11/15/22	135	140,400
Gtd. Notes	B1	6.500	11/15/22	365	383,250
Griffey Intermediate, Inc./Griffey Finance Sub LLC, Sr. Notes, 144A	Caa2	7.000	10/15/20	3,500	2,537,500
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	B3	5.500	08/01/23	2,000	1,930,000
Lamar Media Corp., Gtd. Notes	Ba2	9.750	04/01/14	475	491,625
Liberty Interactive LLC, Sr. Unsec’d. Notes	B2	8.250	02/01/30	2,500	2,662,500
Myriad International Holdings BV (South Africa), Gtd. Notes, 144A	Baa3	6.000	07/18/20	2,325	2,476,125
News America, Inc., Gtd. Notes	Baa1	6.150	03/01/37	1,150	1,282,151
Gtd. Notes	Baa1	6.150	02/15/41	1,550	1,749,398
Gtd. Notes	Baa1	8.000	10/17/16	100	118,859
Nielsen Finance LLC/Nielsen Finance Co. (Netherlands), Gtd. Notes	B2	7.750	10/15/18	1,500	1,635,000

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	51

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
SSI Investments II Ltd./SSI Co.-Issuer LLC, Gtd. Notes	Caa1	11.125%	06/01/18	$4,000	$4,380,000
Starz LLC/Starz Finance Corp., Gtd. Notes	Ba2	5.000	09/15/19	2,525	2,550,250
Telesat Canada/Telesat LLC (Canada), Sr. Unsec’d. Notes, 144A	B3	6.000	05/15/17	2,400	2,508,000
Time Warner, Inc., Gtd. Notes	Baa2	4.900	06/15/42	790	764,436
Gtd. Notes	Baa2	6.200	03/15/40	1,750	1,951,775
Vail Resorts, Inc., Gtd. Notes	Ba3	6.500	05/01/19	950	1,009,375
Viacom, Inc., Sr. Unsec’d. Notes	Baa2	4.500	02/27/42	250	218,638
Sr. Unsec’d. Notes	Baa2	5.850	09/01/43	1,150	1,220,981
Sr. Unsec’d. Notes	Baa2	6.250	04/30/16	100	111,481

					43,936,101

Metals 1.2%
Adaro Indonesia PT (Indonesia), Gtd. Notes, RegS	Ba1	7.625	10/22/19	2,030	2,146,725
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Ba1	4.250	08/05/15	475	490,438
Sr. Unsec’d. Notes	Ba1	6.125	06/01/18	500	542,500
Berau Capital Resources (Singapore), Sr. Sec’d. Notes	B1	12.500	07/08/15	1,900	2,004,500
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	5.000	09/30/43	1,700	1,746,422
CONSOL Energy, Inc., Gtd. Notes	B1	8.000	04/01/17	575	609,500
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	Ba3	6.125	12/15/20	2,375	2,363,125
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A	B1	6.000	04/01/17	1,700	1,776,500
Gtd. Notes, 144A	B1	6.375	02/01/16	1,700	1,772,250
Gtd. Notes, 144A	B1	7.000	11/01/15	1,000	1,037,500

See Notes to Financial Statements.

52

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Metals (cont’d.)
FQM Akubra, Inc. (Canada), Gtd. Notes, 144A	B1	8.750%	06/01/20	$1,550	$1,712,750
Freeport-McMoran Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	2.150	03/01/17	50	50,206
Peabody Energy Corp., Gtd. Notes	Ba2	6.000	11/15/18	100	105,500
Gtd. Notes	Ba2	6.250	11/15/21	400	413,000
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	6.750	04/16/40	375	369,696
Sr. Unsec’d. Notes	Baa2	7.500	07/27/35	800	851,985
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	2.500	02/01/18	100	100,435
Gtd. Notes	Baa2	3.000	03/01/19	125	124,869
Vedanta Resources PLC (India), Sr. Notes, 144A	Ba3	6.000	01/31/19	1,500	1,447,500
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	2.050	10/23/15	1,675	1,688,264
Gtd. Notes, 144A	Baa2	2.700	10/25/17	350	351,664
Gtd. Notes, 144A	Baa2	2.850	11/10/14	50	50,751

					21,756,080

Non-Captive Finance 0.6%
CIT Group, Inc., Sr. Unsec’d. Notes	Ba3	5.000	05/15/17	3,000	3,225,000
Sr. Unsec’d. Notes	Ba3	5.250	03/15/18	1,800	1,946,250
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	2.300	04/27/17	100	103,076
Sr. Unsec’d. Notes, MTN	A1	3.100	01/09/23	100	96,397
Sr. Unsec’d. Notes, MTN	A1	3.150	09/07/22	200	195,856
Sr. Unsec’d. Notes, MTN	A1	5.875	01/14/38	920	1,038,291
Sr. Unsec’d. Notes, MTN(g)	A1	6.875	01/10/39	750	948,018
Sub. Notes	A2	5.300	02/11/21	450	501,144
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	5.750	05/15/16	25	26,719
Sr. Unsec’d. Notes	Ba3	6.250	05/15/19	25	27,250
Sr. Unsec’d. Notes	Ba3	8.625	09/15/15	90	100,125

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	53

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Non-Captive Finance (cont’d)
NYSE Euronext, Sr. Unsec’d. Notes	A3	2.000%	10/05/17		$475	$477,480
Schahin II Finance Co. SPV Ltd. (Brazil), Sr. Sec’d. Notes, 144A	Baa3	5.875	09/25/22		1,150	1,120,860
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	3.875	09/10/15		300	310,500
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN	B3	6.900	12/15/17		300	324,750

						10,441,716

Packaging 0.3%
Ball Corp., Gtd. Notes	Ba1	4.000	11/15/23		500	460,625
Crown Americas LLC/Crown Americas Capital Corp IV, Gtd. Notes, 144A	Ba2	4.500	01/15/23		525	492,188
Owens-Brockway Glass Container, Inc., Gtd. Notes	Ba3	7.375	05/15/16		900	1,013,625
Sealed Air Corp., Gtd. Notes, 144A	B1	8.375	09/15/21		2,550	2,919,750

						4,886,188

Paper 0.4%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $35,100; purchased 04/20/11)	Baa2	5.400	11/01/20	(e)(f)	35	39,570
Sr. Unsec’d. Notes (original cost $544,908; purchased 12/20/12)	Baa2	7.375	12/01/25	(e)(f)	400	509,071
International Paper Co., Sr. Unsec’d. Notes	Baa3	6.000	11/15/41		610	667,125
Sr. Unsec’d. Notes	Baa3	9.375	05/15/19		100	132,483
Rock-Tenn Co., Gtd. Notes	Ba1	4.000	03/01/23		475	464,723
Gtd. Notes	Ba1	4.450	03/01/19		35	37,494
Gtd. Notes	Ba1	4.900	03/01/22		1,190	1,256,203

See Notes to Financial Statements.

54

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Paper (cont’d)
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	Ba2	4.875%	09/15/18	$3,647	$3,738,175

					6,844,844

Pipelines & Other 1.5%
AGL Capital Corp., Gtd. Notes	Baa1	4.400	06/01/43	1,375	1,270,940
Buckeye Partners LP, Sr. Unsec’d. Notes	Baa3	4.150	07/01/23	2,685	2,646,331
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	Baa2	5.850	01/15/41	700	817,272
DCP Midstream LLC, Sr. Unsec’d. Notes	Baa2	8.125	08/16/30	3,350	4,089,439
Sr. Unsec’d. Notes, 144A	Baa2	5.350	03/15/20	1,270	1,364,408
DCP Midstream Operating LP, Gtd. Notes	Baa3	2.500	12/01/17	225	225,250
Gtd. Notes	Baa3	3.250	10/01/15	2,000	2,064,834
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes	Ba1	6.500	04/01/20	750	871,391
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	5.150	02/01/43	250	234,354
Enterprise Products Operating LLC, Gtd. Notes	Baa1	3.350	03/15/23	2,100	2,027,155
Gtd. Notes	Baa1	4.850	03/15/44	1,730	1,659,288
Gtd. Notes	Baa1	5.700	02/15/42	50	53,397
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	3.450	02/15/23	200	189,697
Sr. Unsec’d. Notes	Baa2	5.000	08/15/42	650	615,250
Sr. Unsec’d. Notes	Baa2	5.000	03/01/43	625	589,567
Sr. Unsec’d. Notes	Baa2	7.300	08/15/33	175	208,258
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	Baa2	4.200	12/01/42	125	109,474
Sr. Unsec’d. Notes	Baa2	4.250	02/01/21	1,950	2,056,341
Series 20431015, Sr. Unsec’d. Notes	Baa2	5.150	10/15/43	1,350	1,377,564

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	55

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines & Other (cont’d)
Nisource Finance Corp., Gtd. Notes	Baa3	4.800%	02/15/44	$450	$411,409
ONEOK Partners LP, Gtd. Notes	Baa2	6.200	09/15/43	2,175	2,387,900
Gtd. Notes	Baa2	2.000	10/01/17	800	797,874
Sempra Energy, Sr. Unsec’d. Notes	Baa1	2.300	04/01/17	50	51,254
Sunoco Logistics Partners Operations LP, Gtd. Notes	Baa3	4.950	01/15/43	200	183,106
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	B1	6.125	10/15/21	1,700	1,759,500
Western Gas Partners LP, Sr. Unsec’d. Notes	Baa3	4.000	07/01/22	75	74,452

					28,135,705

Railroads 0.4%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	A3	4.375	09/01/42	180	165,060
CSX Corp., Sr. Unsec’d. Notes	Baa2	4.100	03/15/44	705	612,706
Sr. Unsec’d. Notes	Baa2	7.375	02/01/19	4,000	4,942,652
Norfolk Southern Railway Co., Sr. Unsec’d. Notes	Baa1	9.750	06/15/20	1,300	1,790,272
Union Pacific Corp., Sr. Unsec’d. Notes	Baa1	4.300	06/15/42	600	562,764
Sr. Unsec’d. Notes	Baa1	6.250	05/01/34	207	246,284

					8,319,738

Real Estate Investment Trusts 0.4%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes	Ba3	7.750	02/15/19	600	647,250
Digital Realty Trust LP, Gtd. Notes	Baa2	4.500	07/15/15	1,300	1,363,223
Felcor Lodging LP, Sr. Sec’d. Notes	B2	5.625	03/01/23	1,050	1,034,250
Sr. Sec’d. Notes	B2	10.000	10/01/14	66	70,703

See Notes to Financial Statements.

56

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (cont’d)
Mack-Cali Realty LP, Sr. Unsec’d. Notes	Baa2	2.500%	12/15/17		$100	$99,530
Omega Healthcare Investors, Inc., Gtd. Notes	Ba1	7.500	02/15/20		500	547,500
Realty Income Corp., Sr. Unsec’d. Notes	Baa1	2.000	01/31/18		200	197,262
Sr. Unsec’d. Notes	Baa1	5.500	11/15/15		50	54,161
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	B1	5.375	06/01/23		1,965	1,920,788
Simon Property Group LP, Sr. Unsec’d. Notes	A2	6.125	05/30/18		60	70,839
Sr. Unsec’d. Notes, 144A	A2	1.500	02/01/18		700	688,615
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Baa1	2.000	02/15/18		150	148,169

						6,842,290

Retailers 0.7%
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	B2	9.000	03/15/19		475	530,813
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa1	5.750	05/15/41		700	776,201
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	Ba3	5.500	10/15/20		3,450	3,498,441
Home Depot, Inc. (The), Sr. Unsec’d. Notes	A3	4.200	04/01/43		700	653,351
L Brands, Inc., Gtd. Notes	Ba1	5.625	02/15/22		3,725	3,836,750
Lowe’s Cos, Inc., Sr. Unsec’d. Notes	A3	5.000	09/15/43		900	935,919
Macy’s Retail Holdings, Inc., Gtd. Notes	Baa3	3.875	01/15/22		125	124,835
Gtd. Notes	Baa3	4.300	02/15/43		755	640,694
Gtd. Notes	Baa3	5.900	12/01/16		43	48,499
Picard Groupe SA (France), Sr. Sec’d. Notes, 144A	Ba3	4.476(a)	08/01/19	EUR	1,650	2,279,501
Walgreen Co., Sr. Unsec’d. Notes	Baa1	1.800	09/15/17		150	150,888

						13,475,892

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	57

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology 2.6%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	Baa3	3.000%	03/01/18		$1,400	$1,426,118
Sr. Unsec’d. Notes	Baa3	3.375	11/01/15		50	51,684
Audatex North America, Inc., Gtd. Notes	Ba2	6.750	06/15/18		1,500	1,603,950
Avaya, Inc., Sec’d. Notes, 144A	Caa1	10.500	03/01/21		600	522,000
Brightstar Corp., Sr. Unsec’d. Notes, 144A (original cost $4,945,710; purchased 07/26/13 - 08/09/13)	B1+	7.250	08/01/18	(e)(f)	5,000	5,350,000
CDW LLC/CDW Finance Corp., Gtd. Notes	B3	12.535	10/12/17		828	861,120
Sr. Sec’d. Notes	Ba3	8.000	12/15/18		1,000	1,095,000
Ceridian Corp., Gtd. Notes	Caa2	11.250	11/15/15		2,300	2,314,375
Sr. Sec’d. Notes, 144A	B1	8.875	07/15/19		1,000	1,157,500
CommScope, Inc., Gtd. Notes, 144A (original cost $1,448,250; purchased 09/28/12 - 02/06/13)	B2	8.250	01/15/19	(e)(f)	1,325	1,454,188
Fidelity National Information Services, Inc., Gtd. Notes	Baa3	7.875	07/15/20		1,400	1,542,125
First Data Corp., Gtd. Notes	Caa1	12.625	01/15/21		700	807,625
Gtd. Notes, 144A	Caa1	10.625	06/15/21		2,400	2,577,000
Fiserv, Inc., Gtd. Notes	Baa2	3.125	10/01/15		1,059	1,100,402
Gtd. Notes	Baa2	3.125	06/15/16		2,645	2,767,382
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	B1	9.250	04/15/18		5,160	5,579,250
Interactive Data Corp., Gtd. Notes	B3	10.250	08/01/18		1,200	1,327,500
Jabil Circuit, Inc., Sr. Unsec’d. Notes	Ba1	4.700	09/15/22		1,045	1,013,650
Sr. Unsec’d. Notes	Ba1	5.625	12/15/20		6,400	6,720,000

See Notes to Financial Statements.

58

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	B3	3.750%	06/01/18		$1,150	$1,152,875
Gtd. Notes, 144A	B3	5.750	02/15/21		1,500	1,563,750
Seagate HDD Cayman, Gtd. Notes, 144A	Ba1	3.750	11/15/18		1,250	1,250,000
SunGard Data Systems, Inc., Sr. Sec’d. Notes	B3	4.875	01/15/14		100	100,500
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes	B2	11.375	06/15/18		1,150	1,276,500
Tyco Electronics Group SA (Switzerland), Gtd. Notes	Baa2	6.550	10/01/17		2,750	3,185,108
Xerox Corp., Sr. Unsec’d. Notes	Baa2	1.083(a)	05/16/14		100	100,144
Sr. Unsec’d. Notes	Baa2	4.250	02/15/15		440	458,351

						48,358,097

Telecommunications 3.3%
AT&T, Inc., Sr. Unsec’d. Notes	A3	5.350	09/01/40		820	798,723
Sr. Unsec’d. Notes	A3	5.550	08/15/41		670	669,349
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	Baa3	5.125	03/11/23		2,225	2,085,938
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	5.950	01/15/18		170	195,721
Sr. Unsec’d. Notes	Baa2	9.625	12/15/30		340	507,258
CenturyLink, Inc., Sr. Unsec’d. Notes	Ba2	5.150	06/15/17		2,035	2,162,188
Digicel Group Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A	B1	8.250	09/01/17		1,000	1,041,500
Sr. Unsec’d. Notes, 144A	Caa1	8.250	09/30/20		275	290,125
Sr. Unsec’d. Notes, 144A	Caa1	10.500	04/15/18		1,550	1,674,000
Eileme 2 AB (Poland), Sr. Sec’d. Notes, RegS	B3	11.750	01/31/20	EUR	350	561,466

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	59

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Embarq Corp., Sr. Unsec’d. Notes (original cost $135,646; purchased 05/04/11 - 5/11/11)	Baa3	7.082%	06/01/16	(e)(f)		$120	$134,582
Sr. Unsec’d. Notes (original cost $265,017; purchased 08/17/12 - 10/17/12)	Baa3	7.995	06/01/36	(e)(f)		240	244,494
Indosat Palapa Co. BV (Indonesia), Gtd. Notes, RegS	Ba1	7.375	07/29/20			3,000	3,228,750
Qwest Communications International, Inc., Gtd. Notes	Ba1	7.125	04/01/18			3,000	3,112,500
Qwest Corp., Sr. Unsec’d. Notes	Baa3	7.500	10/01/14			40	42,268
Rogers Communications, Inc. (Canada), Gtd. Notes	Baa1	4.500	03/15/43			250	219,826
Softbank Corp. (Japan), Gtd. Notes, 144A	Ba1	4.500	04/15/20			5,900	5,841,000
Sprint Capital Corp., Gtd. Notes	B1	6.900	05/01/19			4,100	4,417,750
Sprint Communications, Inc., Sr. Unsec’d. Notes	B1	6.000	12/01/16			6,900	7,460,625
Sprint Nextel Corp., Sr. Unsec’d. Notes	B1	9.125	03/01/17			1,500	1,770,000
T-Mobile USA, Inc., Gtd. Notes	Ba3	6.464	04/28/19			3,850	4,081,000
Verizon Communications, Inc., Sr. Unsec’d. Notes	Baa1	6.400	09/15/33			3,325	3,763,498
Sr. Unsec’d. Notes	Baa1	6.550	09/15/43			10,900	12,646,300
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	Ba3	9.125	04/30/18	(e)		1,300	1,517,750
Wind Acquisition Finance SA (Italy), Sec’d. Notes, 144A	B3	11.750	07/15/17			2,650	2,815,625
Sec’d. Notes, RegS	B3	11.750	07/15/17		EUR	700	1,013,442

							62,295,678

See Notes to Financial Statements.

60

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Tobacco 0.4%
Altria Group, Inc., Gtd. Notes	Baa1	4.000%	01/31/24	$1,550	$1,555,814
Gtd. Notes	Baa1	9.950	11/10/38	975	1,522,596
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	Baa3	2.050	02/11/18	925	913,900
Lorillard Tobacco Co., Gtd. Notes	Baa2	2.300	08/21/17	475	479,811
Gtd. Notes	Baa2	3.500	08/04/16	235	247,950
Gtd. Notes	Baa2	3.750	05/20/23	2,850	2,676,469
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	2.500	08/22/22	200	186,505
Reynolds American, Inc., Gtd. Notes	Baa2	3.250	11/01/22	400	378,018
Gtd. Notes	Baa2	6.750	06/15/17	115	133,365

					8,094,428

TOTAL CORPORATE BONDS (cost $727,965,244)					719,586,028

MUNICIPAL BONDS 0.9%

California 0.1%
Bay Area Toll Authority, BABs, Revenue Bonds	Aa3	6.263	04/01/49	550	678,024
Los Angeles Department of Water & Power, BABs, Revenue Bonds	Aa3	6.574	07/01/45	585	737,188
University of California, BABs, Revenue Bonds	Aa1	5.770	05/15/43	390	446,683

					1,861,895

Colorado 0.1%
Regional Transportation District, BABs, Revenue Bonds, Series 2010B	Aa2	5.844	11/01/50	1,190	1,383,304

Illinois
Chicago O’Hare International Airport, BABs, Revenue Bonds	A2	6.395	01/01/40	360	411,509

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	61

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)

New Jersey
Rutgers State University, BABs, Revenue Bonds	Aa3	5.665%	05/01/40	$200	$220,566

New York 0.4%
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	Aa3	4.125	07/01/52	75	63,076
New York City Water & Sewer System, BABs, Revenue Bonds, Series EE	Aa2	5.000	06/15/47	5,975	6,204,500
New York City Water & Sewer System, BABs, Taxable, Revenue Bonds	Aa2	5.882	06/15/44	400	470,484
Port Authority of New York & New Jersey, Revenue Bonds	Aa3	4.458	10/01/62	100	88,278

					6,826,338

Ohio 0.2%
Ohio State Turnpiike Commission, BABs, Revenue Bonds, Series A-1	A1	5.000	02/15/48	4,050	4,078,026
Ohio State University, Taxable, Revenue Bonds, Series A	Aa1	4.800	06/01/2111	180	159,221

					4,237,247

Pennsylvania 0.1%
Pennsylvania Turnpike Commission, Revenue Bonds, Series C	A1	5.000	12/01/43	1,550	1,585,697

Texas
City Public Service Board of San Antonio, BABs, Taxable, Revenue Bonds	Aa1	4.427	02/01/42	120	115,884

TOTAL MUNICIPAL BONDS (cost $17,216,888)					16,642,440

See Notes to Financial Statements.

62

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
NON-CORPORATE FOREIGN AGENCIES 2.5%
CNOOC Finance 2013 Ltd. (China), Gtd. Notes	Aa3	3.000%	05/09/23		$2,415	$2,199,763
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	Baa1	4.875	01/15/24		1,350	1,368,563
Ecopetrol SA (Colombia), Sr. Unsec’d. Notes	Baa2	7.625	07/23/19		1,000	1,205,000
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	Baa3	5.375	11/04/16		2,440	2,549,800
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	Baa1	6.510	03/07/22		2,200	2,414,500
Sr. Unsec’d. Notes, 144A	Baa1	9.250	04/23/19		1,950	2,432,625
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec’d. Notes, MTN, 144A	Baa3	5.750	04/30/43		1,175	1,066,195
Sr. Unsec’d. Notes, MTN, 144A	Baa3	9.125	07/02/18		1,680	2,055,900
Sr. Unsec’d. Notes, MTN, 144A	Baa3	11.750	01/23/15		410	458,175
Korea Development Bank (The) (South Korea)	Aa3	8.350	06/18/15	TRY	3,000	1,478,487
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	Aa3	3.000	09/14/22		2,700	2,595,210
Sr. Unsec’d. Notes	Aa3	3.500	08/22/17		500	528,581
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A1	3.000	09/19/22		1,850	1,733,600
Majapahit Holding BV (Indonesia), Gtd. Notes, 144A	Baa3	7.750	10/17/16		200	224,000
Gtd. Notes, RegS	Baa3	7.250	06/28/17		1,500	1,691,250
Gtd. Notes, RegS	Baa3	7.750	10/17/16		3,203	3,587,360
MFB Magyar Fejlesztesi Bank Zrt (Hungary), Gtd. Notes, 144A	Ba1	6.250	10/21/20		1,055	1,082,694
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, MTN, 144A	Baa3	4.300	05/20/23		1,200	1,095,000
Petrobras Global Finance BV (Brazil), Gtd. Notes	Baa1	4.375	05/20/23		720	665,348

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	63

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
NON-CORPORATE FOREIGN AGENCIES (Continued)
Petroleos de Venezuela SA (Venezuela), Sr. Unsec’d. Notes	NR	4.900%	10/28/14		$2,050	$1,927,000
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	3.500	01/30/23		750	695,625
Gtd. Notes	Baa1	4.875	01/24/22		250	260,000
Gtd. Notes	Baa1	5.500	06/27/44		2,190	2,047,650
Gtd. Notes	Baa1	6.500	06/02/41		1,000	1,065,000
Gtd. Notes, MTN	Baa1	8.250	06/02/22	GBP	1,300	2,594,706
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes, RegS	Baa3	7.390	12/02/24		2,200	2,766,500
RSHB Capital SA For OJSC Russian Agricultural Bank (Russia), Sr. Unsec’d. Notes, 144A	Baa3	6.299	05/15/17		325	350,188
Sr. Unsec’d. Notes, 144A	Baa3	7.750	05/29/18		1,485	1,678,199
State Bank of India (India), Sr. Unsec’d. Notes, MTN, RegS	Baa3	4.500	11/30/15	EUR	950	1,333,916
VTB Bank OJSC Via VTB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	Baa2	6.875	05/29/18		1,425	1,570,065

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $48,904,264)						46,720,900

SOVEREIGN BONDS 11.7%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	Aa1	0.500	03/21/16		1,000	1,000,480
Sr. Unsec’d. Notes, RegS	Aa1	1.375	03/07/14		200	200,834
Brazil Government International Bond (Brazil), Sr. Unsec’d. Notes	Baa2	4.875	01/22/21		2,575	2,793,875
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	Baa2	5.625	01/07/41		700	714,000
Sr. Unsec’d. Notes	Baa2	7.375	02/03/15	EUR	991	1,453,581
Bulgaria Government International Bond (Bulgaria), Sr. Unsec’d. Notes, RegS	Baa2	4.250	07/09/17	EUR	3,500	5,126,611
Sr. Unsec’d. Notes, RegS	Baa2	8.250	01/15/15		2,500	2,717,000

See Notes to Financial Statements.

64

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%	02/14/17		$500	$501,923
China Government Bond (China), Sr. Unsec’d. Notes	Aa3	2.380	07/19/14	CNY	2,940	482,458
Sr. Unsec’d. Notes, RegS	Aa3	0.600	08/18/14	CNY	3,000	484,645
Sr. Unsec’d. Notes, RegS	Aa3	2.560	06/29/17	CNY	7,000	1,130,600
Corp. Andina de Fomento (Supranational Bank), Sr. Unsec’d. Notes	Aa3	3.750	01/15/16		70	73,236
Czech Republic International (Czech Republic), Sr. Unsec’d. Notes, RegS	A1	5.000	06/11/18	EUR	1,000	1,585,179
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	AAA(b)	0.625	05/22/15		500	501,989
Sr. Unsec’d. Notes, MTN	Aaa	3.165	03/31/14	SEK	4,000	622,174
Sr. Unsec’d. Notes, RegS	AAA(b)	0.625	05/22/15		200	200,897
Euasian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, 144A	A3	5.000	09/26/20		2,325	2,359,875
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	Aaa	1.125	05/02/17		1,000	1,007,900
Hellenic Republic Government Bond (Greece), Bonds, RegS	B-(b)	2.000	02/24/23	EUR	3,350	3,105,292
Sr. Unsec’d. Notes, Series 9BR	C	5.800	07/14/15	JPY	249,800	2,311,787
Sr. Unsec’d. Notes, Series 9RG	C	5.800	07/14/15	JPY	81,700	756,097
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes	C	5.250	02/01/16	JPY	100,000	925,455
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	Ba1	4.125	02/19/18		2,480	2,504,800
Sr. Unsec’d. Notes	Ba1	5.375	02/21/23		760	756,998
Sr. Unsec’d. Notes, RegS	Ba1	6.000	01/11/19	EUR	545	799,248
Iceland Government International Bond (Iceland), Unsec’d. Notes, 144A	Baa3	4.875	06/16/16		500	521,875
Unsec’d. Notes, RegS	Baa3	4.875	06/16/16		1,400	1,461,250

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	65

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	Baa3	5.875%	03/13/20		$3,400	$3,723,000
Sr. Unsec’d. Notes, RegS	Baa3	6.875	03/09/17		1,138	1,294,475
Sr. Unsec’d. Notes, RegS	Baa3	6.875	01/17/18		2,250	2,553,750
Ireland Government Bond (Ireland), Bonds	Ba1	4.400	06/18/19	EUR	9,515	14,038,084
Bonds	Ba1	5.900	10/18/19	EUR	1,000	1,576,250
Unsec’d. Notes	Ba1	4.500	04/18/20	EUR	1,160	1,698,790
Israel Government International Bond (Israel), Sr. Unsec’d. Notes, MTN	A1	3.750	10/12/15	EUR	1,000	1,429,037
Italy Buoni Poliennali del Tesoro (Italy), Bonds	Baa2	4.750	05/01/17	EUR	1,425	2,087,263
Bonds	Baa2	5.500	11/01/22	EUR	800	1,218,069
Bonds	Baa2	7.250	11/01/26	EUR	400	698,701
Sr. Unsec’d. Notes	Baa2	6.500	11/01/27	EUR	1,610	2,646,052
Italy Government International Bond (Italy), Sr. Unsec’d. Notes	BBB(b)	4.500	01/21/15		1,000	1,042,670
Sr. Unsec’d. Notes	BBB(b)	5.250	09/20/16		1,500	1,627,950
Sr. Unsec’d. Notes	Baa2	6.875	09/27/23		500	606,706
Sr. Unsec’d. Notes, RegS	Baa2	2.500	03/02/15	CHF	1,000	1,117,981
Sr. Unsec’d. Notes, RegS	Baa2	3.450	03/24/17	JPY	190,000	1,989,823
Sr. Unsec’d. Notes, RegS	Baa2	4.500	06/08/15	JPY	340,000	3,598,509
Sr. Unsec’d. Notes, RegS	Baa2	5.500	12/15/14	JPY	200,000	2,115,745
Sr. Unsec’d. Notes, RegS	Baa2	6.000	08/04/28	GBP	400	665,852
Series E, Sr. Unsec’d. Notes, RegS	Baa2	5.750	07/25/16	EUR	1,000	1,485,351
Kingdom of Belgium (Belgium), Notes, 144A	Aa3	8.875	12/01/24		1,000	1,426,673
Notes, MTN	Aa3	5.000	04/24/18	GBP	1,000	1,792,632
Sr. Unsec’d. Notes, RegS, 144A	AA(b)	2.750	03/05/15		570	586,855
Sr. Unsec’d. Notes, RegS, 144A	AA+(b)	2.875	09/15/14		417	425,652
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, RegS	Baa1	6.750	01/15/15		2,000	2,126,000
Malaysia Sukuk Global Bhd (Malaysia), Sr. Unsec’d. Notes, RegS	A3	3.928	06/04/15		1,700	1,768,371

See Notes to Financial Statements.

66

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, RegS	Aaa	1.000%	02/24/17		$1,000	$1,004,310
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates, RegS	Baa2	1.643(c)	05/31/18		538	498,559
Perusahaan Penerbit SBSN Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	Baa3	4.000	11/21/18		3,321	3,316,849
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	Baa2	7.350	07/21/25		1,000	1,289,000
Sr. Unsec’d. Notes	Baa2	9.875	02/06/15		1,069	1,184,452
Sr. Unsec’d. Notes, RegS	Baa2	7.500	10/14/14	EUR	3,959	5,697,872
Sr. Unsec’d. Notes, RegS	Baa2	9.910	05/05/15	PEN	980	384,013
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	Baa3	7.750	01/14/31		1,500	2,017,500
Poland Government International Bond (Poland), Sr. Unsec’d. Notes, RegS	A2	1.050	11/08/17	JPY	200,000	2,031,085
Sr. Unsec’d. Notes, RegS	A2	2.340	11/13/14	JPY	100,000	1,037,862
Sr. Unsec’d. Notes, MTN	A2	2.125	03/31/14	CHF	1,135	1,260,778
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, RegS, 144A	Ba3	3.850	04/15/21	EUR	120	141,505
Sr. Unsec’d. Notes, RegS, 144A	Ba3	4.450	06/15/18	EUR	700	921,170
Sr. Unsec’d. Notes, RegS, 144A	Ba3	4.750	06/14/19	EUR	6,070	7,890,975
Sr. Unsec’d. Notes, RegS, 144A	Ba3	4.800	06/15/20	EUR	850	1,079,768
Sr. Unsec’d. Notes, RegS, 144A	Ba3	4.950	10/25/23	EUR	500	616,943
Sr. Unsec’d. Notes, RegS, 144A	Ba3	6.400	02/15/16	EUR	600	850,579
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	Aa2	5.750	01/20/42		1,500	1,635,000
Republic of Armenia, (Armenia), Sr. Unsec’d. Notes, 144A	Ba2	6.000	09/30/20		3,550	3,491,425
Republic of Brazil (Brazil), Sr. Unsec’d. Notes	Baa2	7.125	01/20/37		650	780,000
Sr. Unsec’d. Notes	Baa2	8.250	01/20/34		1,130	1,508,550
Unsec’d. Notes	Baa2	11.000	06/26/17	EUR	4,619	8,226,287

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	67

Portfolio of Investments

as of October 31, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Republic of Columbia (Colombia), Sr. Unsec’d. Notes	Baa3	7.375%	09/18/37		$1,115	$1,438,350
Republic of Latvia (Latvia), Sr. Unsec’d. Notes, RegS	Baa2	5.250	02/22/17		2,000	2,183,000
Republic of Phillipines (Philippines), Sr. Unsec’d. Notes	Baa3	6.250	03/15/16	EUR	5,360	7,985,673
Republic of Portugal (Portugal), Sr. Unsec’d. Notes, MTN, RegS	Ba3	3.500	03/25/15		8,809	8,783,366
Republic of Serbia (Serbia), Sr. Unsec’d. Notes, RegS	BB-(b)	6.750	11/01/24		4,451	4,339,949
Republic of Slovakia (Slovakia), Sr. Unsec’d. Notes, RegS	A2	4.375	05/21/22		2,800	2,940,000
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	Baa3	5.125	05/18/20	EUR	1,850	2,669,842
Sr. Unsec’d. Notes	Baa3	5.875	04/02/19	EUR	900	1,351,631
Romanian Government International (Romania), Sr. Unsec’d. Notes, RegS	Baa3	5.000	03/18/15	EUR	3,400	4,820,410
Slovakia Government Bond (Slovakia), Sr. Unsec’d. Notes, RegS	A2	4.625	01/19/17	EUR	1,000	1,509,104
Slovakia Government International Bond (Slovakia), Sr. Unsec’d. Notes, 144A	A2	4.375	05/21/22		500	525,000
Slovenia Government Bond (Slovenia), Sr. Unsec’d. Notes, RegS	Ba1	4.375	02/06/19	EUR	1,200	1,556,899
Slovenia Government International Bond (Slovenia), Bonds, 144A	Ba1	5.850	05/10/23		1,500	1,462,500
Sr. Unsec’d. Notes, 144A	Ba1	4.750	05/10/18		2,500	2,468,750
South Africa Government International (South Africa), Unsec’d. Notes, MTN	Baa1	4.500	04/05/16	EUR	1,050	1,516,599
Spain Government Bond (Spain), Bonds	Baa3	4.250	10/31/16	EUR	7,410	10,709,895
Bonds	Baa3	5.850	01/31/22	EUR	220	342,332

See Notes to Financial Statements.

68

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
SOVEREIGN BONDS (Continued)
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, MTN, 144A	Baa3	4.000%	03/06/18		$7,500	$7,719,000
Sweden Government International Bond (Sweden), Sr. Unsec’d. Notes, RegS	Aaa	1.000	06/03/14		700	703,570
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	Baa3	6.500	02/10/14	EUR	500	688,755
United Mexican States (Mexico), Sr. Unsec’d. Notes	Baa1	2.750	04/22/23	EUR	5,070	6,651,488
Sr. Unsec’d. Notes, MTN	Baa1	4.250	07/14/17	EUR	2,402	3,524,679
Sr. Unsec’d. Notes, MTN	Baa1	4.750	03/08/44		3,000	2,812,500
Sr. Unsec’d. Notes, MTN	Baa1	11.000	05/08/17	ITL	1,095,000	982,832
Uruguay Government International (Uruguay), Sr. Unsec’d. Notes	Baa3	6.875	01/19/16	EUR	100	149,014

TOTAL SOVEREIGN BONDS (cost $216,018,061)						218,139,920

MORTGAGE-BACKED SECURITIES 0.3%
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A3	Ba1	2.774(a)	02/25/37		535	532,194
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1, Class A5	Ba1	5.010(a)	11/25/34		903	920,032
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	B1	2.737(a)	07/25/35		583	578,828
Structured Asset Securities Corp., Series 2003-37A, Class 3A7	Ba3	2.581(a)	12/25/33		1,897	1,866,476
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-30, Class 2A1	A+(b)	5.075(a)	10/25/33		960	1,005,712

TOTAL MORTGAGE-BACKED SECURITIES (cost $4,969,995)						4,903,242

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	69

Portfolio of Investments

as of October 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS 0.2%
Federal Home Loan Mortgage Corp.	1.375%	05/01/20	$400	$382,705
Federal Home Loan Mortgage Corp.	2.375	01/13/22	2,665	2,612,547

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,981,486)				2,995,252

U.S. TREASURY OBLIGATIONS 1.3%
U.S. Treasury Notes	1.750	10/31/20	10,045	9,919,438
U.S. Treasury Notes(h)	2.000	11/15/21	1,555	1,530,703
U.S. Treasury Notes(g)	2.375	02/28/15	6,000	6,171,798
U.S. Treasury Notes(g)	4.500	05/15/17	5,985	6,754,135

TOTAL U.S. TREASURY OBLIGATIONS (cost $24,362,183)				24,376,074

TOTAL LONG-TERM INVESTMENTS (cost $1,815,695,427)				1,807,291,144

			Shares
SHORT-TERM INVESTMENT 3.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $57,505,636) (Note 3)(i)			57,505,636	57,505,636

TOTAL INVESTMENTS 100.2% (cost $1,873,201,063; Note 5)				1,864,796,780
Liabilities in excess of other assets(j) (0.2)%				(3,655,279)

NET ASSETS 100.0%				$1,861,141,501

The	following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulations S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ABS—Asset-Backed Security

AUD—Australian Dollar

BABs—Build America Bonds

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

BRL—Brazilian Real

See Notes to Financial Statements.

70

BUBOR—Budapest Interbank Offered Rate

BZDIOVER—Brazil Cetip Interbank Deposit Overnight Rate

CAD—Canadian Dollar

CDO—Collateralized Debt Obligation

CDX—Credit Derivative Index

CHF—Swiss Franc

CLO—Collateralized Loan Obligation

CLP—Chilean Peso

CNY—Chinese Yuan

COP—Colombian Peso

CZK—Czech Republic Koruna

EUR—Euro

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

ILS—Israeli New Shekel

INR—Indian Rupee

IO—Interest Only

ITL—Italian Lira

JIBAR—Johannesburg Interbank Agreed Rate

JIBOR—Jakarta Interbank Offered Rate

JPY—Japanese Yen

KRW—South Korean Won

LIBOR—London Interbank Offered Rate

MIBOR—Mumbai Interbank Offered Rate

MosPrime—Moscow Prime Offered Rate

MTN—Medium Term Note

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NR—Not Rated by Moody’s or Standard & Poor’s

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

WIBOR—Warsaw Interbank Offered Rate

ZAR—South African Rand

†	The ratings reflected are as of October 31, 2013. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	71

Portfolio of Investments

as of October 31, 2013 continued

#	Principal amount or notional amount shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2013.
(b)	Standard & Poor’s Rating.
(c)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(d)	Represents step coupon bond. Rate shown reflects the rate in effect at October 31, 2013.
(e)	Indicates a security or securities that have been deemed illiquid.
(f)	Indicates a restricted security; the aggregate cost of the restricted securities is $21,036,809. The aggregate value of $21,215,908, is approximately 1.1% of net assets.
(g)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(h)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(i)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(j)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at October 31, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2013	Unrealized Appreciation (Depreciation)
	Long Positions:
7	U.S. Long Bonds	Dec. 2013	$946,547	$943,687	$(2,860)
1,375	10 Year U.S. Treasury Notes	Dec. 2013	173,677,672	175,119,141	1,441,469
54	10 Year U.S. Treasury Notes	Mar. 2014	6,805,200	6,809,063	3,863

					1,442,472

	Short Positions:
3	5 Year U.S. Treasury Notes	Dec. 2013	363,954	365,062	(1,108)
184	U.S. Ultra Bonds	Dec. 2013	26,116,336	26,513,250	(396,914)

					(398,022)

					$1,044,450

Forward foreign currency exchange contracts outstanding at October 31, 2013:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/23/14	Citigroup Global Markets	AUD	20,199	$19,325,275	$18,982,946	$(342,329)
Expiring 01/23/14	JP Morgan Securities	AUD	2,935	2,770,400	2,758,229	(12,171)

See Notes to Financial Statements.

72

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 01/17/14	Citigroup Global Markets	BRL	6,162	$2,763,200	$2,700,463	$(62,737)
Expiring 01/22/14	Citigroup Global Markets	BRL	8,776	3,918,008	3,841,295	(76,713)
British Pound,
Expiring 01/27/14	JP Morgan Securities	GBP	4,028	6,454,495	6,454,495	—
Expiring 01/27/14	Credit Suisse	GBP	1,356	2,192,341	2,173,255	(19,086)
Canadian Dollar,
Expiring 01/22/14	Barclays Bank International	CAD	12,756	12,189,800	12,207,883	18,083
Expiring 01/22/14	Citigroup Global Markets	CAD	9,597	9,308,429	9,184,854	(123,575)
Expiring 01/22/14	Deutsche Bank	CAD	9,597	9,305,514	9,184,854	(120,660)
Expiring 01/22/14	JP Morgan Securities	CAD	4,821	4,617,300	4,614,004	(3,296)
Chilean Peso,
Expiring 12/11/13	Citigroup Global Markets	CLP	4,404,509	8,543,487	8,546,959	3,472
Expiring 12/11/13	Citigroup Global Markets	CLP	1,344,440	2,646,900	2,608,888	(38,012)
Chinese Yuan,
Expiring 01/15/14	Citigroup Global Markets	CNY	61,868	10,096,446	10,121,776	25,330
Expiring 01/15/14	Citigroup Global Markets	CNY	45,256	7,427,200	7,403,973	(23,227)
Expiring 01/15/14	HSBC Securities, Inc.	CNY	24,328	3,970,571	3,980,109	9,538
Expiring 01/15/14	JP Morgan Securities	CNY	28,432	4,639,792	4,651,470	11,678
Expiring 01/15/14	UBS Warburg LLC	CNY	29,296	4,779,646	4,792,849	13,203
Colombian Peso,
Expiring 11/06/13	Citigroup Global Markets	COP	5,015,346	2,639,100	2,648,860	9,760
Expiring 01/22/14	Citigroup Global Markets	COP	5,015,346	2,647,179	2,631,973	(15,206)
Expiring 01/22/14	Citigroup Global Markets	COP	4,158,692	2,181,895	2,182,415	520
Czech Republic Koruna,
Expiring 01/24/14	Barclays Bank International	CZK	86,453	4,642,000	4,551,959	(90,041)
Expiring 01/24/14	Deutsche Bank	CZK	103,856	5,559,400	5,468,269	(91,131)
Euro,
Expiring 01/27/14	Barclays Bank International	EUR	2,844	3,892,893	3,861,965	(30,928)
Expiring 01/27/14	Citigroup Global Markets	EUR	7,887	10,866,295	10,709,620	(156,675)
Expiring 01/27/14	Citigroup Global Markets	EUR	579	787,446	786,729	(717)
Expiring 01/27/14	Goldman Sachs & Company	EUR	2,016	2,779,700	2,736,920	(42,780)
Hong Kong Dollar,
Expiring 01/23/14	Citigroup Global Markets	HKD	127,117	16,399,500	16,399,226	(274)
Hungarian Forint,
Expiring 01/24/14	Citigroup Global Markets	HUF	798,205	3,698,200	3,646,151	(52,049)
Expiring 01/24/14	Citigroup Global Markets	HUF	292,223	1,331,012	1,334,856	3,844
Expiring 01/24/14	Citigroup Global Markets	HUF	292,223	1,331,376	1,334,856	3,480
Expiring 01/24/14	Deutsche Bank	HUF	1,736,982	8,028,203	7,934,430	(93,773)
Expiring 01/24/14	HSBC Securities, Inc.	HUF	1,736,982	8,084,626	7,934,430	(150,196)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	73

Portfolio of Investments

as of October 31, 2013 continued

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Indian Rupee,
Expiring 11/05/13	Citigroup Global Markets	INR	122,390	$2,076,700	$1,989,217	$(87,483)
Expiring 11/05/13	Citigroup Global Markets	INR	8,993	147,500	146,165	(1,335)
Expiring 11/05/13	UBS Warburg LLC	INR	372,942	6,072,981	6,061,445	(11,536)
Expiring 11/05/13	UBS Warburg LLC	INR	149,401	2,472,100	2,428,230	(43,870)
Expiring 11/05/13	UBS Warburg LLC	INR	92,157	1,668,000	1,497,833	(170,167)
Expiring 02/03/14	Citigroup Global Markets	INR	173,741	2,762,700	2,765,901	3,201
Expiring 02/03/14	UBS Warburg LLC	INR	372,942	5,922,060	5,937,125	15,065
Expiring 02/03/14	UBS Warburg LLC	INR	316,928	4,979,430	5,045,406	65,976
Israeli Shekel,
Expiring 01/30/14	Deutsche Bank	ILS	27,828	7,886,738	7,879,713	(7,025)
Japanese Yen,
Expiring 01/27/14	Citigroup Global Markets	JPY	630,797	6,486,000	6,418,943	(67,057)
Expiring 01/27/14	Credit Suisse	JPY	270,390	2,779,700	2,751,468	(28,232)
Expiring 01/27/14	Goldman Sachs & Company	JPY	831,128	8,541,300	8,457,496	(83,804)
Malaysian Ringgit,
Expiring 01/16/14	UBS Warburg LLC	MYR	8,493	2,629,100	2,677,116	48,016
Expiring 01/22/14	Citigroup Global Markets	MYR	8,738	2,770,400	2,753,057	(17,343)
Mexican Peso,
Expiring 01/22/14	Citigroup Global Markets	MXN	84,278	6,510,300	6,416,851	(93,449)
Expiring 01/22/14	Citigroup Global Markets	MXN	47,872	3,693,900	3,644,929	(48,971)
Expiring 01/22/14	JP Morgan Securities	MXN	251,797	19,511,279	19,171,562	(339,717)
Expiring 01/22/14	Morgan Stanley & Co., Inc.	MXN	48,227	3,720,200	3,671,939	(48,261)
New Taiwanese Dollar,
Expiring 11/13/13	Citigroup Global Markets	TWD	12,012	420,500	408,957	(11,543)
Expiring 11/13/13	UBS Warburg LLC	TWD	12,109	423,900	412,264	(11,636)
Expiring 12/06/13	Citigroup Global Markets	TWD	77,912	2,646,900	2,653,996	7,096
Expiring 12/06/13	Citigroup Global Markets	TWD	77,522	2,631,600	2,640,717	9,117
Expiring 12/06/13	Citigroup Global Markets	TWD	77,435	2,650,800	2,637,770	(13,030)
New Zealand Dollar,
Expiring 01/23/14	Citigroup Global Markets	NZD	23,792	19,798,917	19,536,030	(262,887)
Expiring 10/23/14	Goldman Sachs & Company	NZD	8,019	6,464,300	6,441,089	(23,211)
Norwegian Krone,
Expiring 01/24/14	Barclays Bank International	NOK	32,900	5,547,300	5,508,377	(38,923)
Expiring 01/24/14	Credit Suisse	NOK	38,531	6,478,878	6,451,164	(27,714)
Expiring 01/24/14	JP Morgan Securities	NOK	38,531	6,479,303	6,451,164	(28,139)
Expiring 01/24/14	Morgan Stanley & Co., Inc.	NOK	27,203	4,617,300	4,554,545	(62,755)
Expiring 01/24/14	UBS Warburg LLC	NOK	21,967	3,713,600	3,677,912	(35,688)

See Notes to Financial Statements.

74

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Peruvian Nuevo Sol,
Expiring 11/04/13	Citigroup Global Markets	PEN	14,685	$5,326,720	$5,293,003	$(33,717)
Expiring 11/04/13	Citigroup Global Markets	PEN	7,482	2,658,022	2,696,572	38,550
Expiring 11/04/13	Citigroup Global Markets	PEN	7,482	2,713,749	2,696,572	(17,177)
Expiring 11/04/13	Citigroup Global Markets	PEN	7,350	2,642,300	2,649,003	6,703
Expiring 11/04/13	Citigroup Global Markets	PEN	7,336	2,599,000	2,644,000	45,000
Expiring 02/04/14	Citigroup Global Markets	PEN	14,685	5,264,846	5,239,762	(25,084)
Philippine Peso,
Expiring 11/29/13	Citigroup Global Markets	PHP	113,396	2,650,800	2,626,061	(24,739)
Expiring 11/29/13	Citigroup Global Markets	PHP	105,689	2,450,600	2,447,592	(3,008)
Expiring 11/29/13	Citigroup Global Markets	PHP	89,122	2,076,700	2,063,907	(12,793)
Expiring 11/29/13	UBS Warburg LLC	PHP	95,394	2,212,300	2,209,175	(3,125)
Polish Zloty,
Expiring 01/24/14	JP Morgan Securities	PLN	66,043	21,589,753	21,326,819	(262,934)
Romanian Leu,
Expiring 01/24/14	Barclays Bank International	RON	20,586	6,316,764	6,273,818	(42,946)
Expiring 01/24/14	Citigroup Global Markets	RON	20,586	6,321,613	6,273,818	(47,795)
Expiring 01/24/14	Citigroup Global Markets	RON	11,921	3,693,900	3,633,089	(60,811)
Russian Ruble,
Expiring 11/18/13	Citigroup Global Markets	RUB	85,747	2,650,800	2,665,278	14,478
Expiring 01/17/14	Citigroup Global Markets	RUB	90,419	2,763,200	2,780,067	16,867
Expiring 01/22/14	Citigroup Global Markets	RUB	89,577	2,773,700	2,752,310	(21,390)
Expiring 01/22/14	Credit Suisse	RUB	89,523	2,785,200	2,750,671	(34,529)
Singapore Dollar,
Expiring 01/17/14	Credit Suisse	SGD	12,201	9,814,178	9,822,798	8,620
Expiring 01/17/14	Deutsche Bank	SGD	12,201	9,817,929	9,822,798	4,869
South African Rand,
Expiring 01/30/14	Barclays Bank International	ZAR	54,300	5,438,273	5,334,585	(103,688)
South Korean Won,
Expiring 01/17/14	Citigroup Global Markets	KRW	10,615,029	9,796,800	9,952,311	155,511
Swedish Krona,
Expiring 01/24/14	Credit Suisse	SEK	86,408	13,508,938	13,306,666	(202,272)
Expiring 01/24/14	Deutsche Bank	SEK	23,587	3,720,200	3,632,404	(87,796)
Swiss Franc,
Expiring 01/24/14	Credit Suisse	CHF	5,782	6,486,000	6,376,564	(109,436)
Expiring 01/24/14	Deutsche Bank	CHF	2,476	2,779,700	2,731,119	(48,581)
Thai Baht,
Expiring 11/18/13	Barclays Bank International	THB	110,154	3,546,400	3,535,096	(11,304)
Expiring 11/18/13	Barclays Bank International	THB	82,288	2,648,200	2,640,787	(7,413)
Expiring 11/18/13	Morgan Stanley & Co., Inc.	THB	82,144	2,629,100	2,636,169	7,069

				$491,997,000	$488,272,156	$(3,724,844)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	75

Portfolio of Investments

as of October 31, 2013 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/23/14	Citigroup Global Markets	AUD	5,743	$5,418,551	$5,396,855	$21,696
Expiring 01/23/14	JP Morgan Securities	AUD	2,918	2,785,200	2,742,441	42,759
Brazilian Real,
Expiring 01/22/14	Citigroup Global Markets	BRL	6,244	2,785,200	2,733,105	52,095
British Pound,
Expiring 01/27/14	Citigroup Global Markets	GBP	786	1,260,076	1,258,882	1,194
Expiring 01/27/14	Credit Suisse	GBP	3,842	6,226,010	6,155,901	70,109
Expiring 01/27/14	JP Morgan Securities	GBP	2,874	4,642,000	4,604,426	37,574
Canadian Dollar,
Expiring 01/22/14	Citigroup Global Markets	CAD	2,922	2,790,100	2,795,969	(5,869)
Expiring 01/22/14	Citigroup Global Markets	CAD	5,822	5,570,400	5,571,382	(982)
Expiring 01/22/14	Goldman Sachs & Company	CAD	11,569	11,118,800	11,071,407	47,393
Expiring 01/22/14	JP Morgan Securities	CAD	7,711	7,412,600	7,379,557	33,043
Chilean Peso,
Expiring 12/11/13	Citigroup Global Markets	CLP	1,695,525	3,332,400	3,290,170	42,230
Expiring 12/11/13	Citigroup Global Markets	CLP	1,805,852	3,527,400	3,504,260	23,140
Expiring 12/11/13	Citigroup Global Markets	CLP	2,218,724	4,381,800	4,305,439	76,361
Chinese Yuan,
Expiring 01/15/14	Citigroup Global Markets	CNY	17,911	2,936,094	2,930,274	5,820
Colombian Peso,
Expiring 11/06/13	Citigroup Global Markets	COP	5,015,346	2,663,487	2,648,860	14,627
Expiring 01/22/14	Citigroup Global Markets	COP	4,091,629	2,159,512	2,147,221	12,291
Expiring 01/22/14	Citigroup Global Markets	COP	5,268,921	2,779,700	2,765,046	14,654
Czech Republic Koruna,
Expiring 01/24/14	Barclays Bank International	CZK	104,592	5,547,300	5,506,996	40,304
Expiring 01/24/14	Deutsche Bank	CZK	87,611	4,617,300	4,612,934	4,366
Euro,
Expiring 11/04/13	Citigroup Global Markets	EUR	579	787,346	786,632	714
Expiring 01/27/14	UBS Warburg LLC	EUR	20,375	27,704,100	27,668,530	35,570
Expiring 01/27/14	Barclays Bank International	EUR	34,426	47,431,831	46,748,277	683,554
Expiring 01/27/14	Credit Suisse	EUR	34,426	47,445,945	46,748,277	697,668
Expiring 01/27/14	Goldman Sachs & Company	EUR	8,966	12,189,800	12,175,851	13,949
Expiring 01/27/14	JP Morgan Securities	EUR	4,741	6,454,495	6,437,016	17,479
Indian Rupee,
Expiring 11/05/13	Citigroup Global Markets	INR	8,993	146,443	146,165	278
Expiring 11/05/13	Citigroup Global Markets	INR	122,390	1,993,003	1,989,217	3,786
Expiring 11/05/13	UBS Warburg LLC	INR	92,157	1,500,684	1,497,833	2,851
Expiring 11/05/13	UBS Warburg LLC	INR	149,401	2,432,851	2,428,230	4,621
Expiring 11/05/13	UBS Warburg LLC	INR	372,942	6,057,199	6,061,445	(4,246)

See Notes to Financial Statements.

76

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Indian Rupee, (cont’d.)
Expiring 03/04/14	Citigroup Global Markets	INR	112,092	$1,788,600	$1,773,709	$14,891
Expiring 03/04/14	Citigroup Global Markets	INR	139,530	2,178,800	2,207,893	(29,093)
Expiring 03/04/14	UBS Warburg LLC	INR	11,573	199,200	183,121	16,079
Expiring 03/04/14	UBS Warburg LLC	INR	77,268	1,318,000	1,222,665	95,335
Expiring 03/04/14	UBS Warburg LLC	INR	108,248	1,879,300	1,712,884	166,416
Expiring 03/04/14	UBS Warburg LLC	INR	110,633	1,907,300	1,750,628	156,672
Expiring 03/04/14	UBS Warburg LLC	INR	117,732	1,727,800	1,862,966	(135,166)
Israeli Shekel,
Expiring 01/30/14	Credit Suisse	ILS	27,674	7,852,819	7,836,144	16,675
Japanese Yen,
Expiring 01/27/13	Citigroup Global Markets	JPY	362,560	3,693,900	3,689,385	4,515
Expiring 01/27/14	Barclays Bank International	JPY	1,987,777	20,444,404	20,227,459	216,945
Expiring 01/27/14	Citigroup Global Markets	JPY	455,527	4,632,800	4,635,402	(2,602)
Expiring 01/27/14	Credit Suisse	JPY	273,152	2,770,400	2,779,573	(9,173)
Malaysian Ringgit,
Expiring 01/16/14	Citigroup Global Markets	MYR	8,493	2,641,118	2,677,116	(35,998)
Mexican Peso,
Expiring 01/22/14	Citigroup Global Markets	MXN	72,870	5,570,400	5,548,226	22,174
Expiring 01/22/14	Morgan Stanley & Co., Inc.	MXN	84,517	6,486,000	6,435,010	50,990
New Taiwanese Dollar,
Expiring 11/13/13	UBS Warburg LLC	TWD	24,120	830,588	821,221	9,367
New Zealand Dollar,
Expiring 01/23/14	Goldman Sachs & Company	NZD	3,357	2,785,200	2,756,799	28,401
Expiring 01/23/14	Goldman Sachs & Company	NZD	4,504	3,720,200	3,698,359	21,841
Expiring 01/23/14	Morgan Stanley & Co., Inc.	NZD	7,785	6,486,000	6,392,238	93,762
Expiring 01/23/14	UBS Warburg LLC	NZD	8,135	6,696,300	6,679,452	16,848
Peruvian Nuevo Sol,
Expiring 11/04/13	Citigroup Global Markets	PEN	7,336	2,660,843	2,644,000	16,843
Expiring 11/04/13	Citigroup Global Markets	PEN	7,350	2,665,877	2,649,003	16,874
Expiring 11/04/13	Citigroup Global Markets	PEN	7,482	2,643,372	2,696,572	(53,200)
Expiring 11/04/13	Citigroup Global Markets	PEN	7,482	2,713,749	2,696,572	17,177
Expiring 11/04/13	Citigroup Global Markets	PEN	14,685	5,313,037	5,293,003	20,034
Russian Ruble,
Expiring 01/22/14	Citigroup Global Markets	RUB	120,032	3,689,900	3,688,088	1,812
Swedish Krona,
Expiring 01/24/14	Morgan Stanley & Co., Inc.	SEK	91,006	14,036,700	14,014,688	22,012
Expiring 01/24/14	UBS Warburg LLC	SEK	23,748	3,693,900	3,657,164	36,736
Swiss Franc,
Expiring 01/24/14	Credit Suisse	CHF	3,334	3,723,900	3,677,139	46,761
Expiring 01/24/14	Credit Suisse	CHF	4,981	5,543,066	5,493,128	49,938

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	77

Portfolio of Investments

as of October 31, 2013 continued

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Thai Baht,
Expiring 11/18/13	Barclays Bank International	THB	83,461	$2,662,100	$2,678,441	$(16,341)
Expiring 11/18/13	Barclays Bank International	THB	111,723	3,549,700	3,585,433	(35,733)
Expiring 11/18/13	Morgan Stanley & Co., Inc.	THB	81,105	2,576,300	2,602,846	(26,546)
Turkish Lira,
Expiring 01/30/14	Citigroup Global Markets	TRY	63,986	31,845,770	31,534,997	310,773
Expiring 01/30/14	Deutsche Bank	TRY	2,613	1,299,800	1,287,672	12,128
Expiring 01/30/14	JP Morgan Securities	TRY	63,986	31,718,532	31,534,997	183,535

				$442,043,302	$438,732,591	$3,310,711

						$(414,133)

Currency swap agreements outstanding at October 31, 2013:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1,242	3 month LIBOR	CHF	1,150	3 month CHF LIBOR minus 22.50 bps	Barclays Capital Group	01/18/14	$(24,854)	$—	$(24,854)
7,932	3 Month LIBOR	EUR	5,980	3 month EURIBOR minus 26.25 bps	Barclays Capital Group	01/25/15	(167,459)	—	(167,459)
2,243	3 Month LIBOR	EUR	1,700	3 month EURIBOR minus 28.25 bps	Barclays Capital Group	01/04/16	(55,477)	—	(55,477)
364	3 Month LIBOR	EUR	280	3 month EURIBOR minus 30.50 bbps	Barclays Capital Group	12/04/14	(15,388)	—	(15,388)
196	3 Month LIBOR	EUR	150	3 month EURIBOR minus 31.70 bps	Barclays Capital Group	12/14/15	(7,110)	—	(7,110)
1,817	3 month LIBOR	GBP	1,200	3 month GBP LIBOR minus 14.25 bps	Barclays Capital Group	04/05/18	(98,302)	—	(98,302)
602	3 Month LIBOR	JPY	60,000	3 month JPY LIBOR minus 54.00 bps	Barclays Capital Group	10/12/16	(5,434)	—	(5,434)
6,619	3 Month LIBOR	EUR	4,975	3 month EURIBOR minus 26.00 bps	Citigroup Global Markets	01/25/15	(119,586)	—	(119,586)
1,079	3 Month LIBOR	EUR	820	3 month EURIBOR minus 30.00 bps	Citigroup Global Markets	12/18/15	(29,444)	—	(29,444)
254	3 Month LIBOR	EUR	200	3 month EURIBOR minus 31.25 bps	Citigroup Global Markets	11/15/15	(16,425)	—	(16,425)
1,622	3 Month LIBOR	JPY	158,135	3 month JPY LIBOR minus 32.75 bps	Citigroup Global Markets	05/02/15	18,177	—	18,177
1,077	3 month LIBOR	JPY	100,000	3 month JPY LIBOR minus 28.00 bps	Citigroup Global Markets	10/05/14	61,810	—	61,810
2,013	3 month LIBOR	JPY	200,000	3 month JPY LIBOR minus 53.25 bps	Citigroup Global Markets	04/24/17	(13,959)	—	(13,959)
64	3 month LIBOR plus 432 bps	JPY	5,000	3.45%	Citigroup Global Markets	03/24/17	15,772	311	15,461
43	3 Month LIBOR plus 208 bps	EUR	35	4.25%	Citigroup Global Markets	07/14/17	(8,475)	(4,000)	(4,475)

See Notes to Financial Statements.

78

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
79	3 Month LIBOR plus 220 bps	EUR	65	4.25%	Citigroup Global Markets	07/14/17	$(15,628)	$(6,770)	$(8,858)
256	3 Month LIBOR plus 333 bps	JPY	20,000	4.50%	Citigroup Global Markets	06/08/15	49,280	(10,063)	59,343
257	3 Month LIBOR plus 313 bps	JPY	20,000	4.50%	Citigroup Global Markets	06/08/15	49,218	(11,240)	60,458
121	3 Month LIBOR plus 412 bps	EUR	100	4.50%	Citigroup Global Markets	11/30/15	(20,666)	(1,140)	(19,526)
6,211	3 month LIBOR	EUR	4,700	3 month EURIBOR minus 29.75 bps	Deutsche Bank AG	12/31/15	(141,717)	—	(141,717)
1,492	3 month LIBOR	JPY	150,000	3 month JPY LIBOR minus 19.50 bps	HSBC Bank USA NA	07/22/14	(33,364)	—	(33,364)
1,070	3 Month LIBOR	CHF	1,000	3 month CHF LIBOR minus 29.00 bps	HSBC Bank USA NA	04/24/15	(30,421)	—	(30,421)
1,800	3 Month LIBOR	EUR	1,350	3 month EURIBOR minus 25.75 bps	HSBC Bank USA NA	01/17/15	(29,087)	—	(29,087)
2,618	3 month LIBOR	EUR	2,000	3 month EURIBOR minus 26.00 bps	HSBC Bank USA NA	04/16/15	(89,943)	—	(89,943)
724	3 Month LIBOR	EUR	550	3 month EURIBOR minus 30.25 bps	HSBC Bank USA NA	12/19/15	(19,425)	—	(19,425)
1,686	3 Month LIBOR	EUR	1,290	3 month EURIBOR minus 30.50 bps	HSBC Bank USA NA	12/17/15	(51,313)	—	(51,313)
2,656	3 month LIBOR	GBP	1,745	3 month GBP LIBOR minus 9.50 bps	HSBC Bank USA NA	06/04/18	(135,459)	—	(135,459)
3,211	3 Month LIBOR	EUR	2,420	3 month EURIBOR minus 26.00 bps	HSBC Bank USA NA	01/25/15	(66,659)	—	(66,659)
1,305	3 month LIBOR	EUR	1,000	3 month EURIBOR minus 25.25 bps	JPMorgan Chase Bank	04/11/15	(49,285)	—	(49,285)
1,246	3 Month LIBOR	EUR	950	3 month EURIBOR minus 28.375 bps	JPMorgan Chase Bank	10/19/14	(40,602)	—	(40,602)
127	3 Month LIBOR	EUR	100	3 month EURIBOR minus 31.25 bps	JPMorgan Chase Bank	11/15/14	(8,274)	—	(8,274)
1,061	3 month LIBOR	JPY	105,000	3 month JPY LIBOR minus 37.00 bps	JPMorgan Chase Bank	04/11/15	(4,705)	—	(4,705)
123	3 Month LIBOR plus 398 bps	EUR	100	4.50%	JPMorgan Chase Bank	11/30/15	(19,658)	(2,121)	(17,537)
TRY 10,920	7.70%		5,672	3 month LIBOR	Barclays Capital Group	07/22/18	(43,209)	—	(43,209)
TRY 11,530	7.71%		5,996	3 month LIBOR	Barclays Capital Group	07/23/18	(50,620)	—	(50,620)
TRY 40,000	8.68%		19,498	3 month LIBOR	HSBC Bank USA NA	09/05/15	1,322,072	—	1,322,072
TRY 59,000	8.69%		28,393	3 month LIBOR	HSBC Bank USA NA	09/09/15	2,298,489	—	2,298,489

							$2,402,870	$(35,023)	$2,437,893

#	Notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	79

Portfolio of Investments

as of October 31, 2013 continued

Interest rate swap agreements outstanding at October 31, 2013:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2013	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
	52,700	08/29/15	0.740%	3 month LIBOR(1)	$185	$(134,684)	$(134,869)
NZD	70,260	09/01/15	3.858%	3 Month NZD LIBOR(2)	156	58,906	58,750
EUR	52,000	09/11/15	0.565%	6 month EURIBOR(1)	367	(105,266)	(105,633)
	68,380	02/28/18	1.649%	3 month LIBOR(1)	445	(1,162,052)	(1,162,497)
PLN	9,000	09/02/18	2.630%	6 Month WIBOR(2)	57	66,617	66,560
PLN	85,000	09/03/18	2.730%	6 month WIBOR(2)	159	586,590	586,431
	51,465	08/31/20	2.085%	3 month LIBOR(1)	459	—	(459)
	47,500	08/31/20	2.219%	3 month LIBOR(1)	431	(443,888)	(444,319)
	48,750	08/31/20	2.220%	3 month LIBOR(1)	438	(458,590)	(459,028)
	87,500	08/31/20	2.278%	3 month LIBOR(1)	669	(1,149,179)	(1,149,848)
	10,925	08/31/20	2.490%	3 month LIBOR(1)	212	(292,267)	(292,479)
	142,000	08/31/20	2.575%	3 month LIBOR(1)	982	(4,566,517)	(4,567,499)
	136,750	09/24/20	0.250%	3 month LIBOR(2)	956	2,261,349	2,260,393
	2,665	01/31/22	2.505%	3 month LIBOR(1)	165	(28,196)	(28,361)
	62,775	08/07/23	4.248%	3 month LIBOR(2)	422	525,081	524,659
	27,465	08/08/23	4.283%	3 month LIBOR(2)	268	270,287	270,019
	27,465	08/09/23	4.231%	3 month LIBOR(2)	267	208,349	208,082
NZD	9,130	08/19/23	2.620%	3 month NZD LIBOR(2)	176	578	402
	101,900	09/24/23	2.903%	3 month LIBOR(1)	955	(2,135,960)	(2,136,915)
EUR	10,800	08/26/23	2.216%	3 month EURIBOR(1)	310	(359,847)	(360,157)
GBP	7,500	08/29/23	0.591%	3 month STERLING LIBOR(2)	320	94,136	93,816
HUF	683,800	09/02/23	3.750%	6 month BUBOR(2)	24	268,726	268,702
HUF	50,000	09/03/23	3.750%	6 month BUBOR(2)	3	17,046	17,043
ZAR	11,500	10/22/23	5.142%	3 month JIBAR(2)	25	(23,712)	(23,737)

					$8,451	$(6,502,493)	$(6,510,944)

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
	3,800	08/24/14	0.475%	3 month LIBOR(1)	$(7,619)	$—	$(7,619)	Citigroup Global Markets
	9,700	12/03/14	0.376%	3 month LIBOR(1)	(19,080)	—	(19,080)	Citigroup Global Markets
EUR	3,155	12/14/14	0.349%	3 month EURIBOR(1)	(4,794)	—	(4,794)	Citigroup Global Markets
	3,470	12/14/14	0.351%	3 month LIBOR(2)	5,529	—	5,529	Citigroup Global Markets
	8,000	01/03/15	0.385%	3 month LIBOR(1)	(16,011)	—	(16,011)	Citigroup Global Markets
EUR	13,000	05/22/15	0.238%	3 month EURIBOR(1)	8,907	—	8,907	Barclays Bank Group
	5,000	08/24/15	0.573%	3 month LIBOR(1)	(19,881)	—	(19,881)	Citigroup Global Markets

See Notes to Financial Statements.

80

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (cont’d.):
MXN	15,000	12/02/15	5.080%	28 day Mexican Interbank Rate(2)	$20,769	$—	$20,769	Morgan Stanley & Co., Inc.
	13,000	12/03/15	0.450%	3 month LIBOR(1)	(22,344)	—	(22,344)	Citigroup Global Markets
	3,985	12/03/15	0.450%	3 month LIBOR(1)	(6,849)	—	(6,849)	Citigroup Global Markets
	7,660	01/25/16	0.503%	3 month LIBOR(1)	(16,467)	—	(16,467)	Citigroup Global Markets
EUR	6,390	01/25/16	0.695%	6 month EURIBOR(2)	76,506	—	76,506	Citigroup Global Markets
	2,000	04/08/16	2.520%	3 month LIBOR(1)	(100,003)	—	(100,003)	Citigroup Global Markets
	2,000	04/27/16	2.313%	3 month LIBOR(1)	(89,110)	—	(89,110)	Citigroup Global Markets
	1,000	05/18/16	2.040%	3 month LIBOR(1)	(46,630)	—	(46,630)	Citigroup Global Markets
	1,305	06/07/16	0.654%	3 Month LIBOR(2)	6,004	—	6,004	JPMorgan Chase Bank
	2,000	06/30/16	1.821%	3 month LIBOR(1)	(77,715)	—	(77,715)	Citigroup Global Markets
NZD	1,000	08/09/16	3.125%	3 month BBR(2)	(12,050)	—	(12,050)	Citigroup Global Markets
	2,070	08/31/16	0.934%	3 Month LIBOR(2)	20,061	—	20,061	Credit Suisse First Boston Corp.
	645	08/31/16	0.975%	3 Month LIBOR(1)	(7,039)	—	(7,039)	JPMorgan Chase Bank
	645	08/31/16	0.978%	3 Month LIBOR(1)	(7,108)	—	(7,108)	JPMorgan Chase Bank
BRL	2,166	01/01/17	8.330%	1 day BZDIOVER(2)	(86,055)	—	(86,055)	Citigroup Global Markets
BRL	1,026	01/01/17	9.130%	1 day BZDIOVER(2)	(24,342)	—	(24,342)	Barclays Bank Group
BRL	73,728	01/01/17	10.580%	1 day BZDIOVER(2)	(602,276)	—	(602,276)	HSBC Bank USA NA
	24,900	02/28/17	0.687%	3 month LIBOR(1)	79,781	—	79,781	Credit Suisse First Boston
NZD	130	03/26/17	3.810%	3 Month BBR(2)	(215)	—	(215)	HSBC Bank USA NA
	2,500	08/24/17	0.944%	3 month LIBOR(1)	1,008	—	1,008	Citigroup Global Markets
	14,325	08/31/17	0.751%	3 month LIBOR(1)	119,964	—	119,964	Bank of Nova Scotia

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	81

Portfolio of Investments

as of October 31, 2013 continued

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (cont’d.):
	12,000	09/10/17	0.845%	3 month LIBOR(1)	$64,674	$—	$64,674	Morgan Stanley & Co., Inc.
	125,750	11/30/17	1.170%	3 month LIBOR(1)	(522,216)	—	(522,216)	Credit Suisse First Boston
	5,000	12/03/17	0.759%	3 month LIBOR(1)	54,690	—	54,690	Citigroup Global Markets
	19,100	01/02/18	0.839%	3 month LIBOR(1)	179,540	—	179,540	Citigroup Global Markets
EUR	2,900	01/07/18	0.848%	3 month EURIBOR(1)	(14,535)	—	(14,535)	Citigroup Global Markets
	3,500	01/07/18	0.863%	3 month LIBOR(2)	(30,085)	—	(30,085)	Barclays Bank Group
	290	04/18/18	0.985%	6 month LIBOR(1)	4,574	—	4,574	Barclays Bank Group
	850	04/18/18	0.986%	6 month LIBOR(1)	13,370	—	13,370	Citigroup Global Markets
	3,000	04/22/18	0.865%	3 month LIBOR(1)	49,542	—	49,542	JPMorgan Chase Bank
EUR	6,700	05/22/18	0.649%	3 month EURIBOR(1)	66,516	—	66,516	Barclays Bank Group
MXN	143,100	06/20/18	6.020%	28 day Mexican Interbank Rate(2)	394,928	—	394,928	Credit Suisse First Boston Corp.
ZAR	119,800	06/25/18	7.420%	3 month JIBAR(2)	252,459	—	252,459	Barclays Capital Group
PLN	56,900	06/28/18	3.736%	6 month WIBOR(2)	247,415	—	247,415	Citigroup Global Markets
NZD	3,380	08/12/18	4.143%	3 month BBR(2)	(2,013)	—	(2,013)	Citigroup Global Markets
NZD	2,540	08/13/18	4.160%	3 month BBR(2)	114	—	114	Citigroup Global Markets
NZD	2,540	08/13/18	4.218%	3 month BBR(2)	5,595	—	5,595	Barclays Capital Group
	300	09/21/18	1.670%	3 month LIBOR(1)	(4,335)	—	(4,335)	Goldman Sachs & Co.
	11,110	08/15/19	1.231%	3 month LIBOR(1)	282,829	—	282,829	Credit Suisse First Boston
	6,620	11/15/19	1.334%	3 month LIBOR(1)	143,187	—	143,187	Citigroup Global Markets
	23,800	01/24/20	1.348%	3 month LIBOR(1)	643,993	—	643,993	Credit Suisse First Boston
	16,855	02/15/20	1.355%	3 Month LIBOR(2)	(497,425)	—	(497,425)	Morgan Stanley & Co., Inc.

See Notes to Financial Statements.

82

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (cont’d.):
	50,000	02/25/20	1.478%	3 month LIBOR(1)	$1,131,127	$—	$1,131,127	Bank of America NA
	2,090	04/19/20	1.441%	6 month LIBOR(1)	77,266	—	77,266	Citigroup Global Markets
	1,040	04/19/20	1.443%	6 month LIBOR(1)	38,351	—	38,351	Credit Suisse First Boston
	112,850	05/15/20	1.762%	3 month LIBOR(1)	1,122,236	—	1,122,236	Citigroup Global Markets
JPY	585,000	05/20/20	0.698%	6 month JPY LIBOR(2)	108,782	—	108,782	Credit Suisse First Boston Corp.
JPY	2,435,000	05/21/20	0.689%	6 month JPY LIBOR(2)	437,541	—	437,541	Credit Suisse First Boston Corp.
	2,000	04/05/21	1.619%	3 month LIBOR(1)	77,302	—	77,302	Citigroup Global Markets
	1,000	04/19/21	3.514%	3 month LIBOR(1)	(95,647)	—	(95,647)	Citigroup Global Markets
	1,000	06/30/21	3.078%	3 month LIBOR(1)	(71,663)	—	(71,663)	Citigroup Global Markets
	700	09/08/21	2.150%	3 month LIBOR(2)	(4,819)	—	(4,819)	Citigroup Global Markets
	2,000	01/13/22	1.781%	3 month LIBOR(1)	78,360	—	78,360	Barclays Bank Group
MXN	2,900	05/25/22	6.370%	28 day Mexican Interbank Rate(2)	1,007	—	1,007	Morgan Stanley & Co., Inc.
	2,400	08/24/22	1.855%	3 month LIBOR(1)	115,787	—	115,787	Citigroup Global Markets
NZD	230	09/25/22	3.790%	3 Month BBR(2)	(13,521)	—	(13,521)	Citigroup Global Markets
	15,900	12/03/22	1.661%	3 month LIBOR(1)	1,065,839	—	1,065,839	Citigroup Global Markets
	7,000	12/12/22	1.675%	3 month LIBOR(1)	466,011	—	466,011	Morgan Stanley & Co., Inc.
	3,000	01/02/23	1.773%	3 month LIBOR(1)	180,149	—	180,149	Citigroup Global Markets
	1,400	02/08/23	2.050%	3 month LIBOR(1)	55,705	—	55,705	JPMorgan Chase Bank
	24,000	04/03/23	2.015%	3 month LIBOR(1)	1,160,275	—	1,160,275	Morgan Stanley & Co., Inc.
MXN	164,100	04/28/23	5.100%	28 day Mexican Interbank Rate(2)	(1,383,614)	—	(1,383,614)	Barclays Capital Group

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	83

Portfolio of Investments

as of October 31, 2013 continued

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (cont’d.):
INR	235,000	05/03/23	7.000%	1 day MIBOR(2)	$(327,856)	$—	$(327,856)	Barclays Capital Group
RUB	150,000	05/17/23	7.250%	3 month MOSPRIME(2)	41,816	—	41,816	Credit Suisse First Boston Corp.
	2,600	05/20/23	1.997%	3 month LIBOR(1)	118,208	—	118,208	Credit Suisse First Boston
RUB	150,000	05/20/23	7.250%	3 month MosPrime(2)	41,081	—	41,081	Credit Suisse First Boston Corp.
NZD	3,435	08/12/23	4.648%	3 month BBR(2)	(31,798)	—	(31,798)	Citigroup Global Markets
NZD	2,495	08/13/23	4.668%	3 month BBR(2)	(19,856)	—	(19,856)	Citigroup Global Markets
NZD	2,495	08/13/23	4.730%	3 month BBR(2)	(9,511)	—	(9,511)	Barclays Capital Group
MXN	98,000	10/20/23	6.540%	28 day Mexican Interbank Rate(2)	(24,200)	—	(24,200)	Deutsche Bank
MXN	6,100	10/20/23	6.550%	28 day Mexican Interbank Rate(2)	(1,122)	—	(1,122)	Citigroup Global Markets
	2,500	12/03/27	2.170%	3 month LIBOR(1)	271,695	—	271,695	Citigroup Global Markets
EUR	360	12/13/27	2.065%	3 month EURIBOR(1)	9,736	—	9,736	Barclays Capital Group
	460	12/13/27	2.200%	3 month LIBOR(2)	(48,681)	—	(48,681)	Barclays Capital Group
AUD	360	12/19/32	4.423%	6 Month BBSW(2)	(15,627)	—	(15,627)	Citigroup Global Markets
AUD	450	12/20/32	4.420%	6 month Australian Bank Bill Rate(2)	(19,858)	—	(19,858)	Citigroup Global Markets
	500	01/07/33	2.676%	3 month LIBOR(1)	50,086	—	50,086	Citigroup Global Markets
	5,000	01/24/33	2.650%	3 month LIBOR(1)	528,244	—	528,244	Barclays Bank Group
ZAR	20,000	09/03/33	8.970%	3 Month JIBAR(2)	96,555	—	96,555	HSBC Bank USA NA
	17,000	08/15/39	2.980%	3 month LIBOR(1)	1,649,528	—	1,649,528	Morgan Stanley & Co., Inc.
	31,925	08/15/39	3.154%	3 month LIBOR(1)	2,186,249	—	2,186,249	Citigroup Global Markets
	130	02/16/42	2.766%	3 month LIBOR(2)	(19,448)	—	(19,448)	Citigroup Global Markets

See Notes to Financial Statements.

84

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (cont’d.):
170	02/21/42	2.800%	3 month LIBOR(2)	$(24,394)	$—	$(24,394)	Citigroup Global Markets
700	08/24/42	2.620%	3 month LIBOR(1)	126,701	—	126,701	Citigroup Global Markets
4,765	10/11/42	2.708%	3 month LIBOR(1)	799,099	—	799,099	Bank Of Nova Scotia
1,400	12/03/42	2.561%	3 month LIBOR(1)	263,232	—	263,232	Citigroup Global Markets
1,300	12/12/42	2.590%	3 month LIBOR(1)	237,922	—	237,922	Morgan Stanley & Co., Inc.
2,800	01/02/43	2.715%	3 month LIBOR(1)	447,781	—	447,781	Citigroup Global Markets
2,000	01/24/43	2.831%	3 month LIBOR(1)	277,490	—	277,490	Barclays Bank Group

				$11,655,304	$—	$11,655,304

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at October 31, 2013:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Buy Protection(1):
iTRAXX.EUR.18.V1	12/20/17	1.000%	1,600	$(33,053)	$15,448	$(48,501)	Bank of America
iTRAXX.EUR.18.V1	12/20/17	1.000%	1,600	(33,053)	25,504	(58,557)	Deutsche Bank

				$(66,106)	$40,952	$(107,058)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.17.V5	12/20/16	5.000%	3,360	$303,131	$140,933	$162,198	Credit Suisse First Boston Corp.
CDX.NA.HY.17.V5	12/20/16	5.000%	6,240	562,957	285,133	277,824	Deutsche Bank
CDX.NA.HY.17.V5	12/20/16	5.000%	8,880	801,132	383,567	417,565	Deutsche Bank
CDX.NA.HY.17.V5	12/20/16	5.000%	5,520	498,001	241,883	256,118	Deutsche Bank
CDX.NA.HY.18.V2	06/20/17	5.000%	990	89,933	(77,275)	167,208	Citigroup Global Markets

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	85

Portfolio of Investments

as of October 31, 2013 continued

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2) (cont’d.):
CDX.NA.HY.18.V2	06/20/17	5.000%	2,970	$269,801	$(79,612)	$349,413	Citigroup Global Markets
CDX.NA.HY.18.V2	06/20/17	5.000%	1,980	179,867	(40,700)	220,567	Goldman Sachs & Co.

				$2,704,822	$853,929	$1,850,893

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at October 31, 2013(4)	Value at Trade Date	Unrealized Appreciation (Depreciation)
Exchange-traded credit default swaps on credit indices—Sell Protection(2)
CDX.NA.HY.17.V5	12/20/16	5.000%	76,800	$6,489,715	$6,187,227	$302,488
CDX.NA.HY.18.V2	06/20/17	5.000%	14,850	1,276,116	1,365,592	(89,476)
CDX.NA.IG.21.V1	12/20/18	1.000%	175,250	(2,334,919)	(1,686,348)	(648,571)

				$5,430,912	$5,866,471	$(435,559)

The Fund entered into credit default swaps as the protection seller on credit indices and sovereign issues to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

See Notes to Financial Statements.

86

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Debt Obligations	$—	$2,772,712	$—
Collateralized Loan Obligations	—	156,536,429	15,308,038
Non-Residential Mortgage-Backed Securities	—	44,545,260	6,753,080
Residential Mortgage-Backed Securities	—	163,748,169	—
Bank Loans	—	104,630,523	8,775,211
Commercial Mortgage-Backed Securities	—	260,351,866	10,506,000
Corporate Bonds	—	712,350,844	7,235,184
Municipal Bonds	—	16,642,440	—
Non-Corporate Foreign Agencies	—	46,720,900	—
Sovereign Bonds	—	217,214,465	925,455
Mortgage-Backed Securities	—	4,903,242	—
U.S. Government Agency Obligations	—	2,995,252	—
U.S. Treasury Obligations	—	24,376,074	—
Affiliated Money Market Mutual Fund	57,505,636	—	—
Other Financial Instruments*
Futures Contracts	1,044,450	—	—
Forward Foreign Currency Exchange Contracts	—	(414,133)	—
Currency Swap Agreements	—	2,437,893	—
Interest Rate Swap Agreements	(6,510,944)	11,655,304	—
Credit Default Swap Agreements	(435,559)	1,743,835	—

Total	$51,603,583	$1,773,211,075	$49,502,968

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	87

Portfolio of Investments

as of October 31, 2013 continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset- Backed Securities	Bank Loans	Commercial Mortgage- Backed Securities	Corporate Bonds	Sovereigns
Balance as of 10/31/12	$3,823,000	$98,256	$—	$372,864	$—
Realized gain (loss)	7,888	(306)	—	—	—
Change in unrealized appreciation (depreciation)**	(97,886)	265,381	473	(73,751)	7,511
Purchases	24,136,225	8,371,832	10,505,527	6,975,804	916,217
Sales	(3,235,109)	(214,374)	—	(42,958)	—
Accrued discount/premium	—	7,547	—	3,225	1,727
Transfer into Level 3	—	246,875	—	—	—
Transfer out of Level 3	(2,573,000)	—	—	—	—

Balance as of 10/31/13	$22,061,118	$8,775,211	$10,506,000	$7,235,184	$925,455

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.
**	Of which, $101,729 was included in Net Asset relating to securities at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. At the reporting period end, 2 Asset-Backed Securities transferred out of Level 3 as a result of being valued by an independent pricing source and 1 Bank Loan transferred into Level 3 as a result of using a single broker quote.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using pricing provided by a single broker/dealer, the cost of the investment, and prices of any recent transactions or bids/offers for such securities or any comparable securities.

See Notes to Financial Statements.

88

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as October 31, 2013 were as follows:

Commercial Mortgage-Backed Securities	14.5%
Sovereign Bonds	11.7
Collateralized Loan Obligations	9.2
Residential Mortgage-Backed Securities	8.8
Banking	8.5
Telecommunications	3.4
Affiliated Money Market Mutual Fund	3.1
Technology	3.1
Non-Residential Mortgage-Backed Securities	2.8
Media & Entertainment	2.7
Non-Corporate Foreign Agencies	2.5
Capital Goods	2.3
Healthcare & Pharmaceutical	2.3
Foods	1.8
Insurance	1.8
Cable	1.7
Chemicals	1.7
Pipelines & Other	1.6
Automotive	1.6
Electric	1.4
Energy—Other	1.3
U.S. Treasury Obligations	1.3
Consumer	1.2
Metals	1.2
Municipal Bonds	0.9%
Non-Captive Finance	0.9
Retailers	0.8
Energy—Integrated	0.7
Building Materials & Construction	0.5
Real Estate Investment Trusts	0.5
Gaming	0.5
Airlines	0.5
Lodging	0.5
Railroads	0.4
Tobacco	0.4
Packaging	0.4
Paper	0.4
Aerospace & Defense	0.3
Healthcare Insurance	0.3
Mortgage-Backed Securities	0.3
U.S. Government Agency Obligations	0.2
Collateralized Debt Obligations	0.1
Brokerage	0.1
Transportation	— *

100.2
Liabilities in excess of other assets	(0.2)

100.0%

*	Less than 0.05%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	89

Portfolio of Investments

as of October 31, 2013 continued

Fair values of derivative instruments as of October 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	$1,850,893		Unrealized depreciation on over-the-counter swap agreements	$107,058
Credit contracts	Premiums paid for swap agreements	1,092,468		Premiums received for swap agreements	197,587
Credit contracts	Due from broker—variation margin	302,488	*	Due from broker—variation margin	738,047	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	4,210,706		Unrealized depreciation on forward foreign currency contracts	4,624,839
Interest rate contracts	Due from broker—variation margin	5,800,189	*	Due from broker—variation margin	11,266,683	*
Interest rate contracts	Premiums paid for swap agreements	311		Premiums received for swap agreements	35,334
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	19,838,926		Unrealized depreciation on over-the-counter swap agreements	5,745,729

Total		$33,095,981			$22,715,277

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps	Total
Credit contracts	$—	$—	$—	$—	$—	$3,226,060	$3,226,060
Foreign exchange contracts	—	—	—	(14,121,629)	—	—	(14,121,629)
Interest rate contracts	(712,629)	(25,797)	115,958	—	21,568	3,192,704	2,591,804

	$(712,629)	$(25,797)	$115,958	$(14,121,629)	$21,568	$6,418,764	$(8,303,765)

See Notes to Financial Statements.

90

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps	Total
Credit contracts	$—	$—	$1,072,517	$1,072,517
Foreign exchange contracts	—	(308,085)	—	(308,085)
Interest rate contracts	1,060,494	—	8,628,268	9,688,762

	$1,060,494	$(308,085)	$9,700,785	$10,453,194

As of October 31, 2013, the Fund’s average volume of derivatives activities is as follows:

Options Purchased (Cost)	Futures Long Positions (Value at Trade Date)	Futures Short Positions (Value at Trade Date)	Forward Currency Contracts— Purchased (Value at Settlement Date Payable)	Forward Currency Contracts— Sold (Value at Settlement Date Receivable)	Forward Rate Agreements (Notional Amount in USD (000))
$121,718	$131,836,586	$91,663,319	$246,423,714	$211,553,153	$43,121

Currency Swaps (Notional Amount in USD (000))	Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$53,380	$807,345	$74,765	$57,962

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	91

Statement of Assets & Liabilities

as of October 31, 2013

Assets
Investments at value:
Unaffiliated Investments (cost $1,815,695,427)	$1,807,291,144
Affiliated Investments (cost $57,505,636)	57,505,636
Foreign currency, at value (cost $612,738)	612,557
Unrealized appreciation on over-the-counter swap agreements	21,689,819
Dividends and interest receivable	16,976,245
Receivable for Fund shares sold	14,239,196
Receivable for investments sold	8,420,794
Unrealized appreciation on forward foreign currency exchange contracts	4,210,706
Premiums paid for swap agreements	1,092,779
Due from broker—variation margin	234,652
Prepaid expenses	17,228

Total assets	1,932,290,756

Liabilities
Payable for investments purchased	46,167,366
Payable for Fund shares reacquired	10,257,668
Unrealized depreciation on over-the-counter swap agreements	5,852,787
Unrealized depreciation on forward foreign currency exchange contracts	4,624,839
Dividends payable	2,207,596
Accrued expenses	647,897
Management fee payable	741,994
Distribution fee payable	241,819
Premiums received for swap agreements	232,921
Payable to custodian	130,892
Affiliated transfer agent fee payable	43,476

Total liabilities	71,149,255

Net Assets	$1,861,141,501

Net assets were comprised of:
Shares of beneficial interest, at par	$188,976
Paid-in capital in excess of par	1,874,576,247

1,874,765,223
Distributions in excess of net investment income	(13,522,184)
Accumulated net realized loss on investment and foreign currency transactions	(1,162,587)
Net unrealized appreciation on investments and foreign currencies	1,061,049

Net assets, October 31, 2013	$1,861,141,501

See Notes to Financial Statements.

92

Class A
Net asset value and redemption price per share ($469,603,906 ÷ 47,813,837 shares of beneficial interest issued and outstanding)	$9.82
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price to public	$10.28

Class C
Net asset value, offering price and redemption price per share ($172,326,445 ÷ 17,496,893 shares of beneficial interest issued and outstanding)	$9.85

Class Q
Net asset value, offering price and redemption price per share ($17,828,634 ÷ 1,813,166 shares of beneficial interest issued and outstanding)	$9.83

Class Z
Net asset value, offering price and redemption price per share ($1,201,382,516 ÷ 121,852,509 shares of beneficial interest issued and outstanding)	$9.86

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	93

Statement of Operations

Year Ended October 31, 2013

Net Investment Income
Income
Interest income (net of foreign withholding taxes of $32,761)	$35,613,688
Affiliated dividend income	124,001

Total income	35,737,689

Expenses
Management fee	8,611,876
Distribution fee—Class A	758,105
Distribution fee—Class C	977,360
Transfer agent’s fees and expenses (including affiliated expense of $127,400) (Note 3)	1,073,000
Registration fees	364,000
Custodian’s fees and expenses	326,000
Shareholders’ reports	77,000
Audit fee	60,000
Legal fees and expenses	31,000
Trustees’ fees	22,000
Insurance	5,000
Miscellaneous	17,870

Total expenses	12,323,211
Expense reimbursement (Note 2)	(957,568)

Net expenses	11,365,643

Net investment income	24,372,046

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(4,282,214)
Futures transactions	115,958
Options written transactions	(25,797)
Forward rate agreement transactions	21,568
Swap agreement transactions	6,418,764
Foreign currency transactions	(14,122,443)

(11,874,164)

Net change in unrealized appreciation (depreciation) on:
Investments	(10,601,571)
Futures	1,060,494
Swap agreements	9,700,785
Foreign currencies	(349,470)

(189,762)

Net loss on investment and foreign currency transactions	(12,063,926)

Net Increase In Net Assets Resulting From Operations	$12,308,120

See Notes to Financial Statements.

94

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$24,372,046	$1,593,061
Net realized loss on investment and foreign currency transactions	(11,874,164)	(211,643)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(189,762)	2,160,497

Net increase in net assets resulting from operations	12,308,120	3,541,915

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(7,276,650)	(511,595)
Class C	(1,722,557)	(155,703)
Class Q	(93,879)	(35)
Class Z	(17,559,659)	(1,104,600)

	(26,652,745)	(1,771,933)

Tax return of capital
Class A	(1,385,177)	—
Class C	(327,906)	—
Class Q	(17,869)	—
Class Z	(3,342,641)	—

	(5,073,593)	—

Distributions from net realized gains
Class A	—	(7,914)
Class C	—	(10,670)
Class Q	—	(2)
Class Z	—	(73,142)

	—	(91,728)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	2,236,633,995	205,702,874
Net asset value of shares issued in reinvestment of dividends and tax return of capital	18,312,304	1,631,105
Cost of shares reacquired	(576,709,754)	(41,620,418)

Net increase in net assets from Fund share transactions	1,678,236,545	165,713,561

Total increase	1,658,818,327	167,391,815

Net Assets:
Beginning of year	202,323,174	34,931,359

End of year	$1,861,141,501	$202,323,174

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	95

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of three funds: Prudential Large-Cap Core Equity Fund, Prudential International Real Estate Fund and Prudential Absolute Return Bond Fund (the “Fund”). These financial statements relate to Prudential Absolute Return Bond Fund, a diversified fund. The financial statements of the Prudential Large-Cap Core Equity Fund and Prudential International Real Estate Fund are not presented herein. The Trust was organized as a business trust in Delaware on September 18, 1998. The Fund commenced investment operations on March 30, 2011.

The Fund’s investment objective is to seek positive returns over the long term, regardless of market conditions.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

96

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board of Trustees. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Absolute Return Bond Fund	97

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

98

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. Such credit risk may be mitigated by entering into a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt

Prudential Absolute Return Bond Fund	99

Notes to Financial Statements

continued

of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there are no assurances that such mitigating factors are easily enforceable.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and options and guarantees the futures and options contracts against default.

100

Swap Agreements: The Fund entered into credit default, interest rate swap and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into credit default swaps to provide a measure of protection against defaults of the issuers. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on credit event. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there are no assurances that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal to the

Prudential Absolute Return Bond Fund	101

Notes to Financial Statements

continued

notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credits spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s

102

remaining life. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party.

Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2013, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, financial futures contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Restricted and Illiquid Securities: The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold

Prudential Absolute Return Bond Fund	103

Notes to Financial Statements

continued

within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends of net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, are made annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment

104

companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .80% of the average daily net assets.

Effective March 1, 2013 PI has contractually agreed to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to .90% of the Fund’s average daily net assets until February 28, 2014. Prior to this agreement, PI contractually agreed to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to .85% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) who acts as the distributor of the Class A, Class C, Class Q and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Prudential Absolute Return Bond Fund	105

Notes to Financial Statements

continued

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. For the year ended October 31, 2013, PIMS has contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received $1,003,229 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended October 31, 2013, it received $96,137 and $45,129, in contingent deferred sales charges imposed upon certain redemptions by Class A and Class C shareholders.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. government securities, for the year ended October 31, 2013, were $1,953,299,068 and $322,043,936, respectively.

106

Transactions in options written during the year ended October 31, 2013, were as follows:

	Notional Amount	Premiums Received
Options outstanding at October 31, 2012	$—	$—
Options written	13,438,000	47,468
Options terminated in closing purchase transactions	(13,438,000)	(47,468)
Options expired	—	—

Options outstanding at October 31, 2013	$—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2013, the adjustments were to increase distributions in excess of net investment income by $10,805,194, decrease accumulated net realized loss on investment and foreign currency transactions by $10,720,306 and increase paid-in capital in excess of par by $84,888, primarily due to the difference between financial and tax reporting purposes of premium amortization, certain transactions involving foreign currencies, paydown gains (losses), swaps, reclassification of distributions and other book to tax adjustments. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $26,442,872 of ordinary income, $209,873 of long-term capital gains and $5,073,593 of tax return of capital. For the year ended October 31, 2012, the tax character of dividends paid was $1,863,661 of ordinary income.

As of October 31, 2013, the Fund did not have any distributable earnings on a tax basis.

Prudential Absolute Return Bond Fund	107

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$1,884,677,272	$969,248,738	$(989,129,230)	$(19,880,492)	$8,466,549	$(11,413,943)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales, difference in the treatment of premium amortization and other book to tax differences. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, futures, forward currency transactions and mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a contingent deferred sales charge of 1% on shares redeemed during the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

108

At October 31, 2013, Prudential Financial, Inc. through its affiliates owned 108 Class A shares, 106 Class C shares, 109 Class Q shares and 108 Class Z shares of the Fund.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2013:
Shares sold	48,546,885	$480,859,340
Shares issued in reinvestment of dividends and tax return of capital	663,764	6,536,425
Shares reacquired	(10,595,616)	(104,246,576)

Net increase (decrease) in shares outstanding before conversion	38,615,033	383,149,189
Shares reacquired upon conversion into Class Z	(2,915)	(28,980)

Net increase (decrease) in shares outstanding	38,612,118	$383,120,209

Year ended October 31, 2012:
Shares sold	9,518,943	$93,730,024
Shares issued in reinvestment of dividends and distributions	45,961	452,847
Shares reacquired	(641,928)	(6,297,287)

Net increase (decrease) in shares outstanding	8,922,976	$87,885,584

Class C
Year ended October 31, 2013:
Shares sold	16,433,529	$163,052,219
Shares issued in reinvestment of dividends and tax return of capital	163,938	1,615,376
Shares reacquired	(1,989,398)	(19,580,417)

Net increase (decrease) in shares outstanding	14,608,069	$145,087,178

Year ended October 31, 2012:
Shares sold	2,600,357	$25,728,166
Shares issued in reinvestment of dividends and distributions	14,607	143,179
Shares reacquired	(140,273)	(1,374,474)

Net increase (decrease) in shares outstanding	2,474,691	$24,496,871

Class Q
Year ended October 31, 2013:
Shares sold	1,801,643	$17,557,026
Shares issued in reinvestment of dividends and tax return of capital	11,420	111,748
Shares reacquired	(2)	(21)

Net increase (decrease) in shares outstanding	1,813,061	$17,668,753

Year ended October 31, 2012:
Shares issued in reinvestment of dividends and distributions	3.8	$37

Net increase (decrease) in shares outstanding	3.8	$37

Prudential Absolute Return Bond Fund	109

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended October 31, 2013:
Shares sold	158,561,138	$1,575,165,410
Shares issued in reinvestment of dividends and tax return of capital	1,018,650	10,048,755
Shares reacquired	(46,004,620)	(452,882,740)

Net increase (decrease) in shares outstanding before conversion	113,575,168	1,132,331,425
Shares issued upon conversion from Class A	2,904	28,980

Net increase (decrease) in shares outstanding	113,578,072	$1,132,360,405

Year ended October 31, 2012:
Shares sold	8,697,989	$86,244,684
Shares issued in reinvestment of dividends and distributions	105,876	1,035,042
Shares reacquired	(3,424,051)	(33,948,657)

Net increase (decrease) in shares outstanding	5,379,814	$53,331,069

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Fund did not utilize the SCA during the year ended October 31, 2013.

Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11

110

“Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

Prudential Absolute Return Bond Fund	111

Financial Highlights

Class A Shares
	Year Ended October 31,		March 30, 2011(e) through October 31,
	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.92	$9.72	$10.00
Income (loss) from investment operations:
Net investment income	.21	.22	.18
Net realized and unrealized gain (loss) on investment transactions	(.03)	.30	(.31)
Total from investment operations	.18	.52	(.13)
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.30)	(.15)
Tax return of capital	(.05)	-	-
Distributions from net realized gains	-	(.02)	-
Total dividends and distributions	(.28)	(.32)	(.15)
Net asset value, end of period	$9.82	$9.92	$9.72
Total Return(b):	1.86%	5.49%	(1.27)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$469,604	$91,250	$2,709
Average net assets (000)	$303,234	$18,023	$2,240
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	1.14%	1.11%	1.30%	(f)
Expenses before waivers and/or expense reimbursement	1.28%	1.54%	2.70%	(f)
Net investment income	2.17%	2.53%	2.90%	(f)
Portfolio turnover rate	125%	152%	112%	(g)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Commencement of operations.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

112

Class C Shares
	Year Ended October 31,		March 30, 2011(d) through October 31,
	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.94	$9.73	$10.00
Income (loss) from investment operations:
Net investment income	.14	.16	.13
Net realized and unrealized gain (loss) on investment transactions	(.02)	.29	(.30)
Total from investment operations	.12	.45	(.17)
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.22)	(.10)
Tax return of capital	(.05)	-	-
Distributions from net realized gains	-	(.02)	-
Total dividends and distributions	(.21)	(.24)	(.10)
Net asset value, end of period	$9.85	$9.94	$9.73
Total Return(b):	1.18%	4.78%	(1.74)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$172,326	$28,708	$4,030
Average net assets (000)	$97,736	$7,066	$2,254
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.89%	1.88%	2.05%	(e)
Expenses before waivers and/or expense reimbursement	1.98%	2.39%	3.39%	(e)
Net investment income	1.41%	1.86%	2.17%	(e)
Portfolio turnover rate	125%	152%	112%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	113

Financial Highlights

continued

Class Q Shares
	Year Ended October 31,		March 30, 2011(d) through October 31,
	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.94	$9.73	$10.00
Income (loss) from investment operations:
Net investment income	.27	.30	.16
Net realized and unrealized gain (loss) on investment transactions	(.06)	.26	(.27)
Total from investment operations	.21	.56	(.11)
Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.33)	(.16)
Tax return of capital	(.05)	-	-
Distributions from net realized gains	-	(.02)	-
Total dividends and distributions	(.32)	(.35)	(.16)
Net asset value, end of period	$9.83	$9.94	$9.73
Total Return(b):	2.10%	5.99%	(1.09)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17,829	$1	$1
Average net assets (000)	$3,144	$1	$1
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.90%	.89%	1.05%	(e)
Expenses before waivers and/or expense reimbursement	.94%	1.54%	2.45%	(e)
Net investment income	2.87%	3.11%	2.74%	(e)
Portfolio turnover rate	125%	152%	112%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

114

Class Z Shares
	Year Ended October 31,		March 30, 2011(d) through October 31,
	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.95	$9.74	$10.00
Income (loss) from investment operations:
Net investment income	.24	.27	.16
Net realized and unrealized gain (loss) on investment transactions	(.02)	.28	(.27)
Total from investment operations	.22	.55	(.11)
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.32)	(.15)
Tax return of capital	(.05)	-	-
Distributions from net realized gains	-	(.02)	-
Total dividends and distributions	(.31)	(.34)	(.15)
Net asset value, end of period	$9.86	$9.95	$9.74
Total Return(b):	2.21%	5.81%	(1.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,201,383	$82,364	$28,192
Average net assets (000)	$672,382	$34,383	$27,018
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.90%	.89%	1.05%	(e)
Expenses before waivers and/or expense reimbursement	.99%	1.50%	2.48%	(e)
Net investment income	2.43%	2.92%	2.70%	(e)
Portfolio turnover rate	125%	152%	112%	(f)

(a) Calculated based on average shares outstanding during the period.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	115

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Absolute Return Bond Fund, a series of Prudential Investment Portfolios 9 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period March 30, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2013, and the results of its operations, for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period March 30, 2011 (commencement of operations) to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2013

116

Tax Information

(Unaudited)

For the year ended October 31, 2013, the Fund reports 100% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2014, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2013.

Prudential Absolute Return Bond Fund	117

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Absolute Return Bond Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Absolute Return Bond Fund

(1)	The year that each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Absolute Return Bond Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Absolute Return Bond Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

[1]	Prudential Absolute Return Bond Fund is a series of Prudential Investment Portfolios 9.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board as of September 1, 2013.

Prudential Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI exceeded the management fees received by PI, resulting in an operating loss to PI. The Board also separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The

Prudential Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2012. The Board considered that the Fund commenced operations on March 30, 2011 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the fixed-income funds within the Lipper Absolute Return Funds Performance Universe)3 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group

[3]

The Fund was compared to the fixed-income funds within the Lipper Absolute Return Funds Performance Universe, although Lipper classifies the Fund as an Absolute Return Fund. The Fund was compared to the fixed-income funds within the Lipper Absolute Return Funds Performance Universe because PI believes that the fixed-income funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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(which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board accepted PI’s recommendation to continue the existing expense cap of 0.90% (exclusive of 12b-1 fees and certain other fees) through February 28, 2014.
•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Absolute Return Bond Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Absolute Return Bond Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PADAX	PADCX	PADQX	PADZX
CUSIP	74441J852	74441J845	74441J837	74441J829

MF213E    0255311-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2013 and October 31, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $112,000 and $107,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended October 31, 2013. During the fiscal year ended October 31, 2012, KPMG billed the Registrant $1,375 for professional services rendered in connection with a preliminary analysis of certain United States federal tax matters affecting a potential investment in real estate mezzanine debt.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre- approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 9

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 19, 2013